UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts    02199-8197

(Address of principal executive offices)            (Zip code)

Natalie Wagner, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not Applicable.

Annual Report

September 30, 2021

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Credit Income Fund

Loomis Sayles Global Allocation Fund

Loomis Sayles Growth Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols

Lead Portfolio Managers	Class A NEFRX

Peter W. Palfrey, CFA®	Class C NECRX

Richard G. Raczkowski	Class N NERNX

Agency MBS Portfolio Managers	Class Y NERYX

Ian Anderson

Barath W. Sankaran, CFA®

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The bond market experienced mixed returns over the period as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020, to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08% (prices and yields move in opposite directions).

Despite the weakness in US Treasuries, investment grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) — produced marginally negative total returns as a group but outpaced the US Treasury market. The category’s underlying fundamentals remained firm, however, with continued strength in both real estate prices and consumer credit. ABS and CMBS posted positive total returns, but MBS experienced small negative total returns due in part to its higher interest rate sensitivity.

Investors’ increased appetite for risk translated to a strong, double-digit gain for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, a key tailwind at a time in which concern about Fed policy was the key factor driving market performance. High yield further benefited from the combination of favorable credit conditions, robust gains for equities and an impressive rally in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed.

Emerging market bonds, while experiencing bouts of volatility, nonetheless finished comfortably ahead of domestic investment grade debt. Although investors remained on edge due to persistently negative headlines out of China during the second half of the period, the asset class benefited from its above-average yield and the broader strength in higher-risk assets.

Performance Results

For the 12 months ended September 30, 2021, Class Y shares of the Fund returned 0.78% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.90%.

1  |

Explanation of Fund Performance

The Fund maintained an average allocation to high yield corporates of about 10% over the 12-month period, which buoyed performance as the sector strongly outperformed. Positioning in investment grade corporate bonds also contributed positively to relative return, driven by both security selection and sector allocation. Within corporates, an emphasis on the reopening theme within industrials across the quality spectrum proved beneficial. An underweight to US Treasuries and positioning within government sectors were additional sources of outperformance. Finally, small out-of-benchmark positions in bank loans and non-US dollar assets both added to relative performance.

The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) weighed on relative performance as the curve steepened over the 12 months. A shorter-than-benchmark stance with respect to duration (and corresponding interest rate sensitivity) for most of the period also detracted modestly. Finally, out-of-benchmark exposure to municipal bonds detracted slightly from relative performance.

Outlook

We believe the Fed will remain accommodative for the foreseeable future, keeping the fed funds rate unchanged at the zero lower bound and anchoring the very front end of the Treasury yield curve into late 2022 or early 2023. The Fed has now indicated that it is ready to address balance sheet policy. Our base case, based on Fed comments, is for tapering to be completed by mid-2022. Traditional monetary policy tightening is expected to start in late 2022 or early 2023 based on the current Fed “dot plot” chart, which displays individual FOMC member expectations for the trajectory of fed funds. This is in line with our expectations. We expect core inflation to remain above the Fed’s target of 2% for at least the next several quarters or perhaps longer, as inflationary pressure, while in part transitory due to base effect, may prove more lasting in our view.

We believe the credit cycle1 is currently in the early expansion phase, with continued strong corporate earnings and a healthy consumer supported by significant excess savings and easy financial conditions. We believe risk appetite should remain elevated given the strong expansionary environment, expectations for robust global growth, continued monetary and fiscal policy support, and the increasing availability of vaccines across more demographic groups.

We believe corporate fundamentals are currently healthy, reflecting the recovery in the US and, now to a greater degree, the global economy. Additionally, we believe very accommodative global central bank and fiscal policy have been a significant tailwind, although that may also be changing as heightened inflation concerns, elevated leverage and extended risk valuations have become a greater focus for central banks globally. In the US, corporate bond and equity valuations are at or near historic highs reflecting this very strong environment, and we believe may be vulnerable to some near-term profit-taking or volatility.

We believe we are positioned for a continued recovery in the US and global economies, with a pro-cyclical bias to the portfolio. We currently favor spread sectors, including securitized credit, high yield corporate credit and emerging market credit, versus sectors more vulnerable to interest rate and valuation risk, such as Treasuries and high grade corporate bonds. We are managing interest rate risk by maintaining a relatively short overall portfolio duration and are seeking to achieve better carry and roll-down by employing a bulleted yield curve strategy with more in the belly of the curve.

We expect overall portfolio credit quality to remain high, although it has come down from pre-pandemic levels when we were more concerned about preserving capital. Average credit quality currently stands at A2. Approximately 40% of the portfolio remains in AAA government issues, although we have a broad overweight to BBB and BB/B credits as well, balancing liquidity with total return opportunities in lower-rated securitized and corporate credits.

Within agency MBS, we continue to position for potential better-than-market convexity (i.e., a favorable risk/reward profile in a changing interest rate environment) and continue to maintain a modest underweight to the sector. With the recent underperformance of the MBS sector, we believe valuations have become more attractive, and we may consider adding back some exposure, in particular relative to corporate credit.

Within securitized credit, we remain overweight in non-agency CMBS, but more recently sold our agency CMBS exposure due to very tight valuations. We currently favor ABS as a high quality substitute for government bonds and prefer auto loans and credit card receivables within the sector, particularly with the improved employment and the continued strength of the consumer balance sheet.

Regarding investment grade corporate credit, we are approximately market neutral to the benchmark and about 0.6 years short on a contribution-to-duration basis versus the benchmark. While corporate fundamentals are healthy, we believe valuations are not as compelling and we now favor a lower use of our risk budget for the asset class..

Within the plus sector allocation, we continue to favor a mix of fixed rate high yield, bank loan, emerging market Yankee and non-dollar emerging market exposure as a way to seek portfolio yield and return potential in this improving, low-yielding economic environment. At the end of the third quarter of 2021, we had just under 13% in fixed rate high yield securities, just over 5% in high quality bank loans, and 3.5% in investment grade emerging market non-dollar bonds.

|  2

LOOMIS SAYLES CORE PLUS BOND FUND

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds, foreign currency or foreign currency based derivative securities (“foreign currency exposures”) may realize currency losses in connection with the maturity or sale of certain foreign currency exposures. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though non-US dollar-denominated bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses have and will impact periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of September 30, 2021), realized currency losses will continue to have an impact on the distributions in the 2022 fiscal year. This analysis is based on certain assumptions including, but not limited to, the amount of foreign currency exposures held by the Fund, the level of foreign currency exchange rates, security prices, interest rates, the Fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2011 to September 30, 2021

3  |

Average Annual Total Returns — September 30, 20213

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 12/30/94)
NAV	0.78%	4.01%	4.54%	—	0.47%	0.47%

Class A (Inception 11/7/73)
NAV	0.53	3.75	4.27	—	0.72	0.72
With 4.25% Maximum Sales Charge	-3.71	2.85	3.82	—

Class C (Inception 12/30/94)
NAV	-0.24	2.97	3.65	—	1.47	1.47
With CDSC[1]	-1.20	2.97	3.65	—

Class N (Inception 2/1/13)
NAV	0.86	4.10	—	3.72	0.38	0.38

Comparative Performance
Bloomberg U.S. Aggregate Bond Index[2]	-0.90	2.94	3.01	2.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg U.S. Aggregate Bond Index is a broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  4

LOOMIS SAYLES CREDIT INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LOCAX

Brian P. Kennedy	Class C LOCCX

Elaine M. Stokes	Class N LOCNX

Class Y LOCYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

The bond market experienced mixed returns over the period, as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

Despite the weakness in US Treasuries, investment grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

Investors’ increased appetite for risk translated to a strong, double-digit gain for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, a key tailwind at a time in which concern about Fed policy was the key factor driving market performance. High yield further benefited from the combination of favorable credit conditions, robust gains for equities and an impressive rally in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020, to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08% (prices and yields move in opposite directions).

Performance Results

For the 12 months ended September 30, 2021, Class Y shares of the Loomis Sayles Credit Income Fund returned 5.38% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Credit Index, which returned 1.45%.

Explanation of Fund Performance

Though the Covid-19 global pandemic continued to shape the events of this past year, markets advanced on the back of optimism surrounding vaccine rollouts and economic reopenings. Security selection was the primary source of outperformance for the Fund, particularly within investment grade and high yield corporate credit. Consumer cyclical and finance company holdings aided relative return in investment grade. For high yield credit, consumer non-cyclical and energy names were positive contributors to performance. The Fund’s allocation to convertible securities, specifically in the consumer non-cyclical, communications and technology sectors, was also beneficial as stock markets posted strong gains for the period. The Fund’s position in US Treasuries was a modest detractor from performance on an absolute and relative basis.

5  |

Outlook

While our fundamental economic outlook remains positive, the world appears less synchronized than we expected at this point in the recovery. Leading indicators remain strong, financial conditions appear easy and monetary/fiscal policies continue to be a tailwind to economic activity. This macroeconomic backdrop, coupled with strong credit fundamentals, appears positive for risk assets. However, we are mindful of the risks inherent to our outlook, such as the lingering impact of the Covid-19 Delta variant, slowing Chinese growth (and deleveraging within its property sector) and ongoing global supply chain disruptions that could lead to a bumpier, if still solid, global growth environment.

Under our base case of a gradual economic expansion, we anticipate a slow rise in interest rates as the Fed likely initiates a taper of QE purchases later this year and into 2022. While the most recent Federal Open Market Committee (FOMC) statement sent a strong signal that we are approaching the end of the road on QE, the Fed has stated its belief that inflation has been boosted by transitory factors, which will presumably fade over time. We believe supply disruptions should work out over time and energy prices could ease in 2022, which would support the Fed’s view. While we expect rate lift-off in 2023, the Fed may find it necessary to delay hiking if growth is weaker or accelerate hiking if inflation is persistently higher than expected. Adding to the uncertainty of the timing and magnitude of the Fed’s taper and rate lift-off includes the early retirement of two Fed presidents over their 2020 trading activities, which adds risk to Fed Chair Powell’s renomination and the future composition of the FOMC. Given our views, we remain defensive on interest rates and positioned shorter than broad market benchmarks from a duration perspective.

In our view, we remain fully embedded in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit for higher carry and potential outperformance of our best ideas. In this environment, we continue to focus on issue selection, which drives our investment process. Specifically, we are seeking out “rising star” candidates that possess strong balance sheets and catalysts to help drive upgrades. We believe accommodative global monetary policies coupled with the tailwind of fiscal support could drive a wave of credit upgrades going forward. From a sector perspective, we are targeting those that have strong carry, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities along with securitized debt, which can provide diversification away from pure corporate risk, relatively attractive yield potential and shorter duration profiles. During the third quarter of 2021, credit markets were generally resilient to macroeconomic events, including Fed taper talk and concerns over Chinese growth and property sector challenges, suggesting to us that there could be a strong demand for yield. We suspect this dynamic will likely hold going forward given our outlook for downgrades, defaults and losses to trend notably below long-term averages. However, we recognize current elevated valuations and tight credit spreads, and have built flexibility into our portfolios in an effort to take advantage of opportunities that may arise as a result of short-term disruptions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  6

LOOMIS SAYLES CREDIT INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y shares3

September 29, 2020 (inception) through September 30, 2021

7  |

Average Annual Total Returns — September 30, 20213

			Expense Ratios[4]

	1 Year	Life of Fund	Gross	Net

Class Y (Inception 9/29/20)
NAV	5.38%	5.05%	0.90%	0.90%

Class A (Inception 9/29/20)
NAV	5.24	4.91	1.15	1.15
With 4.25% Maximum Sales Charge	0.79	0.50

Class C (Inception 9/29/20)
NAV	4.34	4.02	1.90	1.90
With CDSC[1]	3.34	4.02

Class N (Inception 9/29/20)
NAV	5.54	5.21	0.82	0.82

Comparative Performance
Bloomberg U.S. Credit Index[2]	1.45	1.25

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. The U.S. Credit Index was called the U.S. Corporate Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and U.S. Aggregate Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  8

LOOMIS SAYLES GLOBAL ALLOCATION FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LGMAX

Eileen N. Riley, CFA®	Class C LGMCX

David W. Rolley, CFA®	Class N LGMNX

Lee M. Rosenbaum	Class Y LSWWX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the US Federal Reserve (Fed) initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022.

Global equities registered significant gains for the 12-month period, posting a return of just under 28% as measured by the MSCI All Country World Index. The reopening of economies led some equity indices to record highs. All sectors posted double-digit returns, with the energy sector posting the strongest return. The financials, information technology and communication services sectors also outperformed the broader market. The consumer staples, utilities and consumer discretionary sectors registered the lowest returns.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the period. Growing inflation concerns and Fed policy also contributed to the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020 to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08% (prices and yields move in opposite directions).

Despite the weakness in US Treasuries, investment grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

Specifically, high yield corporates posted double-digit gains. The category tends to have lower interest rate sensitivity than investment grade bonds, a key tailwind as concerns about Fed policy were the main factor driving market performance. High yield also benefited from favorable credit conditions, robust gains for equities and a rally in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed.

Emerging market bonds, while experiencing bouts of volatility, finished comfortably ahead of domestic investment grade debt. Although investors remained on edge due to negative headlines out of China during the second half of the period, the asset class benefited from its above-average yield and the broader strength in higher-risk assets.

Performance Results

For the 12 months ended September 30, 2021 Class Y shares of the Loomis Sayles Global Allocation Fund returned 17.02% at net asset value. The Fund underperformed its primary index, the MSCI All Country World Index (Net), which returned 27.44%. The Fund outperformed its secondary blended index (60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond Index), which returned 15.48%.

9  |

Explanation of Fund Performance

In equities, the largest contributors to return were ASML Holding, Alphabet and IQVIA Holdings.

Shares of ASML, the leader in photolithography in the semiconductor industry, outperformed over the period. The company, with its critical manufacturing equipment, has been a beneficiary of the chip shortage as it has prompted governments to make investments in semiconductor production. Specifically, the Biden administration announced it would study supply chains for critical industries and sought $37 billion for chip manufacturing onshore while the European Union outlined a plan to produce 20% of the world’s chips by 2030. Shares were also supported by positive announcements from ASML’s customers. TSMC, a key customer for ASML’s next generation equipment, announced a large increase in spending, while Intel announced its intention to revive its manufacturing and foundry capabilities, a move which would require lithography equipment.

Alphabet shares outperformed as improved Covid-19 vaccination rates drove consumer optimism. Despite the stock price rally, we believe the market may still be underappreciating the extent of digital advertising market share gains during the pandemic. We expect Alphabet to benefit in the second half of 2021 as industries like travel, restaurants and entertainment come back online globally, building on a larger base of e-commerce advertisers. Our longer-term view is supported by revenue growth acceleration at Google Cloud, which suggests the cloud computing platform is gaining market share.

Shares of IQVIA, a healthcare services company, outperformed following better-than-expected results that underlined strong momentum in the company’s outsourced clinical research and healthcare technology businesses. Requests for proposals continued to increase, biotech funding was robust and clinical studies were able to progress with Covid-19 restrictions lifted in many regions. Looking ahead, we believe IQVIA’s differentiated data-driven offerings will enable the company to gain market share in key segments.

In fixed income, the Fund’s corporate credit allocation was a positive source of return during the period. Particularly helpful to performance were overweight allocations to the communications, consumer cyclical, transportation and energy sectors. Accommodative fiscal and monetary policy and strong corporate earnings helped to bolster the asset class.

Allocations to high yield corporate credit also contributed to performance. In particular, BB holdings contributed to results, generally outpacing higher-grade names as investors sought yield. Issuers within communications added value as cable and wireless operators continued to benefit from strong media and data demand.

Within the transportation sector, allocations to airline companies contributed to performance. Favored issuers, particularly in the US, benefited from government support throughout the pandemic. As vaccination rates improved and the economy began to reopen, the domestic market was further aided by pent-up consumer demand.

In equities, the largest detractors from return were Alibaba, Farfetch, and Nestle.

Shares of Alibaba, a Chinese e-commerce company, underperformed along with the broader Chinese technology sector due to increased regulatory actions by the Chinese government. Shares of Farfetch, a luxury goods marketplace platform, underperformed as physical stores reopened, moderating the surge in online shopping seen in 2020. Shares of Nestle, a multinational consumer packaged food company, underperformed over the period. We eliminated our position in early 2021 due to concerns around our intrinsic value growth alpha driver. We believe weakness in Nestle’s nutrition and confectionery businesses will continue, and margin growth will likely be pressured by increased investment around marketing. We found more attractive risk/reward within existing holdings and new opportunities.

In fixed income, allocations to US dollar fixed income markets detracted from performance. Allocations to US Treasuries in the ten and thirty-year maturity ranges were the primary detractors.

Positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) in the euro pay markets also detracted from performance as core euro zone government yields moved modestly higher in the period amid continued vaccination progress and optimism surrounding the economic recovery.

Although in line with the returns posted by the underlying cash bond markets, the Fund’s use of forward foreign currency contracts in managing relative exposures detracted from performance as currency markets experienced slightly higher levels of volatility in the period.

Finally, currency allocation detracted from performance, particularly exposure to the Japanese yen. Rising commodity prices, a stronger US dollar and slower-than-expected growth related to the pandemic proved to be a headwind for the yen.

Outlook

The economic outlook in large part continues to depend on the successful management of the pandemic on a global scale. While much of the developed world has made demonstrable progress in terms of infection rates, and some emerging markets have gained

|  10

LOOMIS SAYLES GLOBAL ALLOCATION FUND

better control of the virus, there remain regions that continue to struggle to manage the virus, such as Africa. The recent increase in vaccine production is positive, but with a lack of consensus on duration of antibodies and the potential for new variants, uncertainty persists. The outlook is also reliant on the duration of fiscal and monetary support, and other relief packages, in the US and globally. Supply chain issues and inflation surprises remain risks. Thus, our focus remains on investing in companies we believe have the ability to successfully navigate the current environment and generate value over the longer term.

In equities, we currently hold a diverse group of technology names spanning digital payments, cloud storage and collaboration, and semiconductor manufacturing and equipment. We have selective exposure to consumer-related names, focusing on best-in-class e-commerce platform retailers and physical retailers with compelling value propositions. We also have exposure to the growing online fitness industry. We have focused our healthcare exposure toward higher growth areas in the industry, and away from areas that are exposed to reimbursement risk. We continue to have no direct exposure to the energy or utilities sectors, as we typically do not find many opportunities, which meet our three alpha drivers.

As the pandemic continues to evolve, there could be further volatility in global equities. However, we believe our portfolio companies have sustainable competitive advantages and strong balance sheets that will prove resilient. This is evidenced by the portfolio’s return on equity, which is meaningfully higher than the MSCI ACWI (Net) benchmark,1 and financial leverage which is significantly less than the benchmark by key measures. This profile should allow our holdings the flexibility to weather challenging environments, and quite possibly emerge stronger.

In fixed income, most major developed market government bonds are expensive and we think yields are likely to see some upside pressure as the cyclical upturn gradually progresses, output gaps compress, and central banks look to move towards policy normalization. Although investment grade corporate credit spreads look fair-to-slightly-rich, we still like the yield advantage they offer. The fundamental backdrop underpinned by solid corporate profit growth and technical backdrop remain supportive.

Our primary US dollar view is for moderate softening as global growth starts to catch up to the US. Healthy investor risk appetites and cyclical improvement abroad are typically consistent with a weaker dollar. Rising twin deficits and higher commodities prices are additional headwinds for the dollar.

[1]	The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2011 through September 30, 2021

11  |

Top Ten Holdings as of September 30, 2021

Security Name		% of Net Assets
1	ASML Holding NV	3.52%
2	Airbnb, Inc., Class A	3.32
3	Danaher Corp.	3.15
4	Amazon.com, Inc.	2.91
5	salesforce.com, Inc.	2.83
6	IQVIA Holdings, Inc.	2.67
7	Alphabet, Inc., Class A	2.66
8	S&P Global, Inc.	2.48
9	Facebook, Inc., Class A	2.26
10	Linde PLC	2.23

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns — September 30, 20214

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 5/1/96)
NAV	17.02%	12.47%	11.31%	—	0.90%	0.90%

Class A (Inception 2/1/06)
NAV	16.73	12.18	11.03	—	1.15	1.15
With 5.75% Maximum Sales Charge	10.02	10.86	10.38	—

Class C (Inception 2/1/06)
NAV	15.85	11.34	10.37	—	1.90	1.90
With CDSC[1]	14.85	11.34	10.37	—

Class N (Inception 2/1/17)
NAV	17.10	—	—	13.25	0.82	0.82

Comparative Performance
MSCI All Country World Index (Net)	27.44	13.20	11.90	13.20
Blended Index[3]	15.48	8.83	7.99	9.52

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3

The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Bond Index. The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The four major components of this index are the U.S. Aggregate, the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  12

LOOMIS SAYLES GROWTH FUND

Manager	Symbols

Aziz V. Hamzaogullari, CFA®	Class A LGRRX

Loomis, Sayles & Company, L.P.	Class C LGRCX

Class N LGRNX

Class Y LSGRX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

The US equity market delivered strong returns over the period, with a confluence of positive factors contributing to the gain. As business conditions slowly returned to normal, following the rollout of vaccinations and the gradual reopening of the economy, economic growth and corporate earnings rebounded off their previously depressed levels. The US Federal Reserve and other major central banks kept interest rates at ultra-low levels and continued to pursue stimulative quantitative easing policies. Low rates, in addition to helping the economy recover, also depressed bond yields and may have made equities a more compelling investment alternative. Consumers and businesses also benefited from aggressive fiscal stimulus enacted by the US government. Together, these factors helped stocks overcome periodic bouts of volatility caused by issues such as rising inflation, new Covid-19 variants, and worries about the health of China’s economy.

Although investors’ style preferences experienced a number of shifts over the course of the year, value stocks outperformed growth. The bulk of the advantage occurred in the five months following the approval of a Covid-19 vaccine in early November 2020, a milestone that fueled investor enthusiasm for the more economically sensitive stocks typically represented in the value category. Small- and mid-cap stocks both strongly outpaced large caps, reflecting investors’ robust appetite for risk amid optimism about the economic outlook.

Performance Results

For the 12 months ended September 30, 2021, Class Y shares of the Loomis Sayles Growth Fund returned 20.72% at net asset value. The Fund underperformed its benchmark, the Russell 1000® Growth Index, which returned 27.32%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. Because of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-40 names.

The Fund’s positions in Alphabet, Nvidia, and Deere contributed the most to performance. Stock selection in the industrials and communication services sectors, along with our allocations in the communication services, energy, and healthcare sectors, contributed positively to relative performance.

Alphabet is a holding company that owns a collection of businesses — the largest and most important of which by far is Google. Google is the global leader in online search and advertising, and also offers online cloud solutions to businesses and consumers globally. We believe Alphabet’s competitive advantages include its scale, brand strength, the power of its network and business ecosystem, as well as its innovative culture that is reinforced by its massive investments in research and development (R&D). A long-term Fund holding, Alphabet reported financial results during the period that reflected a strong recovery in advertising spending, which had been depressed due to Covid-19, while revenue growth accelerated and adjusted operating margins expanded. Beginning in 2021, the company began presenting results in three segments. Google Services represents approximately 93% of total revenue and is driven by the secular shift of advertising to online and mobile platforms. The segment’s search and YouTube businesses both benefited from strong growth in direct response ads — particularly for YouTube, where in just three years direct response ads have grown from almost nothing to become one of the largest drivers. YouTube is also benefiting from strong demand from brand advertisers due to its reach and engagement with over 2 billion monthly users who spent over 1 billion hours daily on the platform. Google Cloud revenue represents approximately 7% of total revenue, and was driven by Google Cloud Platform, which encompasses the company’s infrastructure- and platform-as-a-service offerings. Other Bets includes a number of early-stage and pre-revenue businesses and represents less than 1% of revenues. Google’s attractive financial model generates strong free cash flow and earns high returns on

13  |

invested capital, enabling it to reinvest significantly in its business. Over the past five years, Google has invested over $100 billion in R&D, an amount very few companies could replicate. We believe the global secular shift from traditional advertising to online advertising is the biggest long-term growth driver for Google. Online advertising accounts for approximately $330 billion or around 20% of the $1.5 trillion annual spending on global advertising and marketing. Over our investment horizon, we believe this penetration will increase to over 40%. We believe investors underestimate Alphabet’s growth opportunities and the intrinsic value of the business given its unique and difficult-to-replicate attributes and business model. We believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

Nvidia is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. A portfolio holding since January 2019, Nvidia reported financial results during the period that were better than consensus expectations, driven by broad-based strength that included quarterly revenue records in the company’s gaming, data center, and professional visualization segments in the second half of the year. In gaming, Nvidia is benefiting from record sales of PCs and gaming laptops and the roll out of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue benefited from a pickup in demand from hyperscale data center customers and rising demand from industry verticals such as industrials and enterprise clients, which are adopting more artificial intelligence capabilities. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture with performance that surpasses its already leading T4 inferencing and V100 training products. The company’s professional visualization segment addresses a more mature market, but Nvidia has been able to drive greater adoption of its products through ongoing innovation. Over our investment horizon, we believe Nvidia can sustain total annualized revenue growth of approximately 20%, driven by secular growth in spending on GPUs. As Nvidia’s business mix shifts increasingly towards its more profitable data center segment, we believe operating profits and free cash flow will grow faster than revenues. We believe Nvidia’s strong free cash flow growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

A Fund holding since the third quarter of 2016, Deere manufactures a full line of equipment used in agriculture, construction, forestry, and turf care, including value-added components such as precision agriculture tools. We believe the company’s competitive advantages include its iconic brand, scale, and global distribution. Deere’s distribution network of approximately 1,500 exclusive dealers in North America gives it unmatched reach for sales and service, and the company is among the market leaders in Europe and Latin America. During the period, Deere reported financial results that were well above consensus expectations and reflected strong global agricultural fundamentals, including grain prices that reached their highest levels since the prior cycle peak around 2012. The company also posted strong pricing gains and record margins. Despite strong growth in demand in 2021, agricultural equipment volumes have been near trough levels for the last seven years. Compared to the prior peak, average equipment age is at its highest in over 20 years, new and used inventories are near all-time lows, farmer incomes are expected to be higher, land values are also higher, and large agricultural equipment demands remain significantly below peak levels — all of which are conducive to above-average volume growth. Deere has seen very strong demand for sprayers, planters, and tractors in its 2022 order book, and the company expects its net pricing growth in 2022 to again be positive in spite of rising material and logistics costs. We believe Deere’s long-term secular growth driver is the global growth in demand for agricultural equipment, fueled by the steady increase in global demand for grains from a growing population with increasing affluence. We believe Deere’s market leadership, superior technology, and demonstrated pricing power leave it well positioned over our long-term investment horizon, and we believe continued adoption of its growing precision agricultural offerings, including subscription-based offerings, will lower cyclicality and enable the company to realize sustainably higher margins. We trimmed our position during the period following strong market appreciation, but we believe the company’s shares continue to trade at a discount to our estimate of intrinsic value.

The Fund’s positions in Alibaba, Vertex Pharmaceuticals, and Novartis detracted the most from performance. Stock selection in the consumer discretionary, healthcare, information technology, financials, consumer staples, and energy sectors, along with our allocations in the industrials, information technology, financials, and consumer staples sectors, detracted from relative performance.

A Fund holding since its initial public offering in the third quarter of 2014, Alibaba Group is a leading China e-commerce and consumer-engagement platform provider. With over 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe Alibaba’s scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. During the period, Alibaba reported solid fundamentals and continued market share gains. However, shares have been under pressure since late-2020, despite good fundamentals, due to investor concern regarding increasing regulatory intervention by the Chinese government and the uncertainty these measures have created among investors questioning the ultimate impact on the businesses. In April, China’s State Administration for Market Regulation (SAMR) concluded that Alibaba’s practices had violated antitrust law. The company was fined approximately $2.8 billion and ordered to carry

|  14

LOOMIS SAYLES GROWTH FUND

out “comprehensive” self-inspections to standardize business practices and ensure compliance with anti-monopoly laws. Alibaba cooperated fully with the investigation and has changed certain business practices. Before the ruling, we believed that Alibaba could potentially be fined a meaningful percentage of prior-year revenue if it was found to have violated the rules. The $2.8 billion fine represented under 3% of FY 2021 revenues, approximately 20% of Alibaba’s free cash flow in the preceding quarter, and a fraction of the company’s approximately $70 billion of cash and short-term investments. We do not believe the investigation, fine, or any potential remedies will ultimately impact Alibaba’s strong and sustainable competitive advantages. In August, China passed the Personal Information Protection Law (PIPL) which is focused on protecting personal information rights and interests by standardizing the handling and usage of personal information by businesses. The law allows companies such as Alibaba to continue to collect, maintain, and use personalized data in their operations, but with certain restrictions. We believe the focus of PIPL is similar to the General Data Protection Regulation (GDPR) which went into effect in the European Union in 2018. The GDPR impacted other portfolio holdings such as Alphabet and Facebook, which incurred increased compliance costs and other disruptions as they adjusted certain business practices to comply with the new regulations. However, both companies continued to generate strong growth in revenue and free cash flow due to their competitive advantages and strong value propositions. While PIPL will go into effect beginning in November, we believe Alibaba has already started to implement portions of PIPL’s requirements into its business. As with Facebook and Google, we expect that Alibaba will experience other short-term disruptions as it further modifies its practices to fully comply with the law. However, we do not believe the law’s provisions will ultimately impact the company’s difficult-to-replicate competitive advantages. We believe SAMR and other Chinese regulatory efforts are focused on promoting sustainable and healthy development of China’s online ecosystem, fair competitive behavior, compliance with social responsibility, and setting reasonable limits on the usage of personal information. We believe that many of the companies to which the regulations pertain, including Alibaba, are engaged in activities that are supportive of the Chinese government’s long-term strategic goals. These goals include promoting domestic consumption as well as the development of domestic cloud technologies in order to reduce China’s dependence on foreign companies and countries. On both of these counts, Alibaba is a leader and its continued success advances those long-term goals. We believe Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. We believe the near-term uncertainty regarding the regulatory environment does not change the long-term fundamentals; namely, China remains one of the largest and most attractive e-commerce markets and Alibaba is one of the best-positioned companies to take advantage of this long-term secular opportunity. Many great businesses in our portfolio, including Microsoft, Google, Facebook, Visa, and others, have faced significant regulatory challenges around the globe over the last few decades, which often resulted in near-term uncertainty and share weakness. We recognize that the individual circumstances of these challenges had significant differences in terms of regulatory bodies and geographies. We also recognize that China offers both unique differences and challenges that we do not take lightly. However, while all of these situations are different, what is similar is that the uncertainty associated with these challenges did not change the strong underlying business characteristics of these companies; nor did it prevent them from continuing to generate strong long-term returns for shareholders. We believe the current market price embeds expectations for revenue and cash flow growth that are well below our long-term assumptions, and we added to our position in July, taking advantage of the long-term secular opportunity. With its shares trading at a significant discount to our estimate of intrinsic value, we believe Alibaba offers a compelling reward-to-risk opportunity.

Vertex Pharmaceuticals, founded in 1989, is a global biopharmaceutical company with deep expertise in protein and genetic science and a focus on specialty markets. The company is the leader in creating therapies for patients suffering from cystic fibrosis (CF), with four currently approved treatments, and the company is building out its capabilities to address related diseases that lever its core expertise in biology and medicinal chemistry. We initiated a new position in Vertex in June 2021. While the share price declined modestly during our holding period, given our short length of ownership, it was among the lowest contributors in a full-year period during which the Fund returned approximately 21.5% (gross). We believe Vertex’s strong and sustainable competitive advantages include its unparalleled understanding of CF, rooted in its history of investment and innovation for which it is recognized as setting the standard of care, its partnerships with the CF Foundation and other entities that enhance its solutions capabilities, and its broader understanding of biology and serial approach to drug development. Vertex created the only four therapies approved for CF, which currently account for all of the company’s revenues. Over our long-term investment horizon, we believe growing medical access, ongoing market penetration, lower patient mortality, and ongoing innovation will drive mid-single-digit growth in the company’s dominant CF franchise. We also believe the company’s deep understanding of biology, well-defined and disciplined approach to innovation, and growing pipeline of clinical therapies addressing diseases outside of CF, will collectively enable the company to realize high-single-digit growth in revenues over our forecast period. As the company continues to penetrate its core CF market, we expect it to realize operating leverage from its existing distribution infrastructure and for operating margins and free cash flow to grow faster than revenues, in the low double digits. We believe expectations embedded in Vertex’s share price underestimate the defensibility of its dominant CF franchise, the life-changing benefit of its therapies for its growing base of 40,000 patients, and the strength of its science and innovation ability that is contributing to a growing pipeline of potentially transformative therapies. We believe the shares embed expectations for revenue and free cash flow that are well below our long-term expectations. At today’s valuation, we believe we are buying the core, established CF franchise at a discount and receiving the pipeline for free. As a result, we believe the shares are trading at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

15  |

Novartis is a diversified global healthcare company with market leadership in branded and generic pharmaceuticals. The company’s Innovative Medicines division accounts for about 80% of total revenue and 85% of core operating income while the Sandoz generics and biosimilars division accounts for about 20% of revenue and approximately 15% of core operating income. We believe Novartis’ strong and sustainable competitive advantages include its brand, culture of innovation, product breadth, clinical trials expertise, powerful global manufacturing and distribution network, and the benefits of scale. Decades of investment in innovative research and development and the accumulation of intellectual property has resulted in a broad suite of mature, successful products, newer, differentiated, rapidly growing products, and a large, well-balanced clinical pipeline of approximately 75 new molecular entities that we believe will lay the foundation of growth for the next 10 years. A holding since 2010, Novartis reported financial results that were fundamentally solid but mixed versus consensus expectations during the period. Results were impacted earlier in the period by a decline in patient visits to physician offices due to Covid-19. Shares also declined in response to management’s guidance for lower margins due to increased investment spending. We view the market reaction to higher investment spending as short sighted as the company’s continued investments in innovation and its pipeline represent the cornerstone of its competitive differentiation and lay the groundwork for sustainable long-term revenue generation. We believe the company executed well during the period, which included strong performance in its “growth” portfolio that now accounts for over 50% of sales. Novartis remains a differentiated business that we believe will benefit from accelerating growth, continued solid execution, a structurally improving business, and a strong management team that is making sound strategic decisions to enable greater focus on the company’s long-term competitive advantages of brand, scale, technology, and innovation. We believe the company is focused on and executing in the right areas of growth to create long-term shareholder value, and the current stock price embeds future growth well below our forecasts. As a result, we believe the shares are selling at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated a new position in Vertex Pharmaceuticals. We added to our existing holdings in Alibaba, Boeing, Disney, Novartis, Schlumberger, and Starbucks. We trimmed our existing positions in Cerner, Deere, Expeditors International, and Qualcomm. We sold our position in Varian Medical Systems, which was in the process of being acquired by Siemens Healthineers and reached our view of intrinsic value.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the healthcare, communication services, industrials, energy, financials, and consumer staples sectors and underweight positions in the information technology and consumer discretionary sectors. We did not own positions in the real estate, materials, or utilities sectors.

|  16

LOOMIS SAYLES GROWTH FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2011 through September 30, 2021

Top Ten Holdings as of September 30, 2021

	Security Name	% of Net Assets
1	NVIDIA Corp.	6.60%
2	Amazon.com, Inc.	6.42
3	Facebook, Inc., Class A	6.25
4	Visa, Inc., Class A	5.18
5	Microsoft Corp.	4.67
6	Oracle Corp.	4.53
7	Autodesk, Inc.	4.33
8	salesforce.com, Inc.	4.17
9	Boeing Co. (The)	4.10
10	Alphabet, Inc., Class A	3.61

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

17  |

Average Annual Total Returns — September 30, 20213

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 5/16/91)
NAV	20.72%	18.99%	18.85%	—	0.65%	0.65%

Class A (Inception 12/31/96)
NAV	20.43	18.69	18.56	—	0.90	0.90
With 5.75% Maximum Sales Charge	13.53	17.29	17.86	—

Class C (Inception 9/12/03)
NAV	19.55	17.79	17.84	—	1.65	1.65
With CDSC[1]	18.55	17.79	17.84	—

Class N (Inception 2/1/13)
NAV	20.80	19.08	—	17.62	0.57	0.57

Comparative Performance
Russell 1000® Growth Index[2]	27.32	22.84	19.68	18.86

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  18

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols

Daniel Conklin, CFA®	Class A LSDRX

Christopher T. Harms	Class C LSCDX

Clifton V. Rowe, CFA®	Class N LSDNX

Class Y LSDIX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks above-average total return through a combination of current income and capital appreciation.

Market Conditions

The bond market experienced mixed returns over the period as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020 to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08% (prices and yields move in opposite directions).

Despite the weakness in US Treasuries, investment grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) — produced marginally negative total returns as a group but outpaced the US Treasury market. The category’s underlying fundamentals remained firm, however, with continued strength in both real estate prices and consumer credit. ABS and CMBS posted positive total returns, but MBS experienced small negative total returns due in part to its higher interest rate sensitivity.

Performance Results

For the 12 months ended September 30, 2021, Class Y shares of the Fund returned 0.20% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Intermediate Government/Credit Bond Index, which returned -0.40%.

Explanation of Fund Performance

The Fund favored spread sectors such as corporate bonds and securitized assets, benefiting performance relative to the benchmark during a period of declining risk premiums. While sector allocation provided the bulk of positive contributions to performance, issuer selection also proved additive. The Fund’s overweight allocation to corporate bonds led positive contributions to performance over the period as spreads (the incremental income provided by lower quality bonds relative to Treasuries) declined. Issuer selection within corporates also aided return.

Results within securitized assets were positive overall but more mixed as agency-backed holdings detracted slightly while securitized credit exposures proved beneficial. In particular, holdings of CMBS were the most helpful to performance during the period.

On the downside, holdings of agency MBS detracted from relative performance during the period. Exposure to auto loans within ABS also weighed on return. Finally, within corporate bonds, issuer selection among banking names proved to be a constraint on performance.

19  |

Outlook

We believe the Fed will remain accommodative for the foreseeable future, keeping the fed funds rate unchanged at the zero lower bound and anchoring the front end of the Treasury yield curve into 2023. We expect the Fed to address balance sheet policy later this year and tapering of bond purchases could be completed sometime in 2022. We continue to expect economic activity to be healthy but expectations have moderated from earlier this year as recent data suggests some bumpiness due to increasing Covid-19 Delta variant cases nationwide.

We believe the credit cycle1 is currently in the expansion phase, with strong corporate fundamentals and a healthy consumer supported by significant excess savings and easy financial conditions. We believe risk appetite should remain elevated given the strong expansionary environment, expectations for global growth and continued monetary accommodation.

Inflation is expected to be in the 2% to 2.5% range but could be elevated for some time or settle above this range. We expect tighter monetary conditions if inflation trends toward the higher end of the range while lower inflation could keep the Fed at bay longer.

Corporate debt levels are currently elevated but fundamentals are healthy with stable-to-improving margins and significant free cash flow in a number of industries. While valuations are not overly compelling, we may see some additional spread tightening given low expectations for losses.

We continue to favor spread sectors, such as corporate bonds and securitized assets. However, we are maintaining a risk posture in the lower end of our range, in a similar posture to the beginning of 2020.

We remain overweight in both agency and non-agency CMBS, particularly senior parts of the capital stack.

Within MBS, we remain focused on securities with limited prepayment risk.

We favor ABS in the front end of the curve and prefer consumer-related areas such as auto loans and credit card receivables.

We continue to follow our process in building diversified exposures by asset class, industry and issuer.

We continue to hold select high yield corporate names, which we view as inexpensive.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2011 through September 30, 2021

See notes to chart on page 21.

|  20

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns — September 30, 20214

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	0.20%	3.13%	3.12%	—	0.47%	0.40%

Class A (Inception 5/28/10)[1]
NAV	-0.06	2.87	2.85	—	0.72	0.65
With 4.25% Maximum Sales Charge	-4.32	1.97	2.40	—

Class C (Inception 8/31/16)[1]
NAV	-0.76	2.09	2.19	—	1.46	1.40
With CDSC[2]	-1.72	2.09	2.19	—

Class N (Inception 2/01/19)	0.25	—	—	5.16	0.43	0.35

Comparative Performance
Bloomberg U.S. Intermediate Government/Credit Bond Index[3]	-0.40	2.60	2.52	4.31

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

As of August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

The Bloomberg U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range within the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

21  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols

Daniel Conklin, CFA®	Class A NEFLX

Christopher T. Harms	Class C NECLX

Clifton V. Rowe, CFA®	Class N LGANX

Class Y NELYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current return consistent with preservation of capital.

Market Conditions

The bond market experienced mixed returns over the period, as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020, to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08% (prices and yields move in opposite directions).

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) — produced marginally negative total returns as a group but outpaced the US Treasury market. The category’s underlying fundamentals remained firm, however, with continued strength in both real estate prices and consumer credit. ABS and CMBS posted positive total returns, but MBS experienced small negative total returns due in part to its higher interest rate sensitivity.

Performance Review

For the 12 months ended September 30, 2021, Class Y shares of the Limited Term Government and Agency Fund returned -0.33% at net asset value. The Fund held up better than its benchmark, the Bloomberg U.S. 1-5 Year Government Bond Index, which returned -0.43%.

Explanation of Fund Performance

The Fund’s security selection within agency-backed securitized assets was a leading positive contributor to performance relative to the benchmark for the 12 months, most notably holdings of agency CMBS and collateralized mortgage obligations. Within non-agency securitized assets, holdings of ABS and CMBS contributed positively.

Asset allocation decisions were a slight constraint in relative return for the period due to an underweight to US agency securities. The Fund’s cash position was also a slight detractor.

The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) detracted from performance during the period.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) have declined below their longer-term averages. We continue to favor MBS sectors less likely to face refinancing and extension risk, such as low loan balance mortgages and home equity conversion mortgages. Within the commercial real estate sector, we have focused on agency CMBS

|  22

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

opportunities. Our non-agency securitized exposures remain steady, although we have marginally adjusted upward exposure to ABS relative to CMBS. The ABS market has recovered faster than CMBS, and we continue to find opportunities that offer strong credit quality and enhanced yield.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2011 through September 30, 2021

23  |

Average Annual Total Returns — September 30, 20213

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 3/31/94)
NAV	-0.33%	1.58%	1.59%	—	0.49%	0.49%

Class A (Inception 1/3/89)
NAV	-0.58	1.34	1.34	—	0.74	0.74
With 2.25% Maximum Sales Charge	-2.85	0.89	1.11	—

Class C (Inception 12/30/94)
NAV	-1.35	0.57	0.74	—	1.49	1.49
With CDSC[1]	-2.34	0.57	0.74	—

Class N (Inception 2/1/17)
NAV	-0.25	—	—	1.97	0.42	0.41

Comparative Performance
Bloomberg U.S. 1-5 Year Government Bond Index[2]	-0.43	1.82	1.46	2.16

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg U.S. Government Index, which is comprised of the Bloomberg U.S. Treasury and U.S. Agency Indices. The Bloomberg U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg U.S. Government Index is a component of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Aggregate Bond Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  24

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

25  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2021 through September 30, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$1,018.20	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65
Class C
Actual	$1,000.00	$1,015.00	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44
Class N
Actual	$1,000.00	$1,020.60	$1.92
Hypothetical (5% return before expenses)	$1,000.00	$1,023.16	$1.93
Class Y
Actual	$1,000.00	$1,020.10	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38

*

Expenses are equal to the Fund’s annualized expense ratio: 0.72%, 1.47%, 0.38% and 0.47% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  26

LOOMIS SAYLES CREDIT INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$1,030.40	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15
Class C
Actual	$1,000.00	$1,026.50	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.94
Class N
Actual	$1,000.00	$1,033.10	$2.65
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64
Class Y
Actual	$1,000.00	$1,031.80	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.82%, 1.57%, 0.52% and 0.57% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES GLOBAL ALLOCATION FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$1,066.10	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72
Class C
Actual	$1,000.00	$1,061.60	$9.72
Hypothetical (5% return before expenses)	$1,000.00	$1,015.64	$9.50
Class N
Actual	$1,000.00	$1,067.50	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10
Class Y
Actual	$1,000.00	$1,067.10	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46

*

Expenses are equal to the Fund’s annualized expense ratio: 1.13%, 1.88%, 0.81% and 0.88% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

27  |

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$1,078.70	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46
Class C
Actual	$1,000.00	$1,074.50	$8.48
Hypothetical (5% return before expenses)	$1,000.00	$1,016.90	$8.24
Class N
Actual	$1,000.00	$1,080.60	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.84
Class Y
Actual	$1,000.00	$1,080.20	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19

*

Expenses are equal to the Fund’s annualized expense ratio: 0.88%, 1.63%, 0.56% and 0.63% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$1,009.10	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$1,005.80	$7.04
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class N
Actual	$1,000.00	$1,009.60	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78
Class Y
Actual	$1,000.00	$1,010.30	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40%, 0.35% and 0.40% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  28

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$999.20	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65
Class C
Actual	$1,000.00	$994.80	$7.35
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44
Class N
Actual	$1,000.00	$1,000.90	$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03
Class Y
Actual	$1,000.00	$999.60	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.72%, 1.47%, 0.40% and 0.47% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

29  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. This meeting typically includes all the Independent Trustees, including the Trustees who do not serve on the Contract Review Committee. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements at its June board meeting. The Loomis Sayles Credit Income Fund was not included in the most recent annual review as the Fund’s initial board-approved investment advisory agreement is effective until September 29, 2022.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser and Loomis Sayles Core Plus Bond Fund’s advisory administrator (the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of peer groups of funds and information about any applicable expense limitations and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Advisers’ policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting, liquidity and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, the Trustees are periodically provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings, both at the Board and at the Committee level.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2021. In the case of each of Loomis Sayles Global Allocation Fund and Loomis Sayles Limited Term Government and Agency Fund, the Board approved the Agreement with an amendment that introduced an additional breakpoint in the Fund’s advisory fee effective July 1, 2021. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates. The Trustees also considered their experience with other funds advised or sub-advised by the Advisers, as well as the affiliation between the Advisers and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the Natixis family of funds.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the benefits to the Funds from the monitoring and oversight services provided by Natixis Advisors, LLC (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

|  30

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Limited Term Government and Agency Fund (the “Existing Funds”) over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis. The Trustees noted that the Loomis Sayles Credit Income Fund did not yet have one year of performance.

The Board noted that, through December 31, 2020, each Existing Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Core Plus Bond Fund	16%	29%	12%
Loomis Sayles Global Allocation Fund	13%	4%	1%
Loomis Sayles Growth Fund	62%	66%	46%
Loomis Sayles Intermediate Duration Bond Fund	65%	61%	83%
Loomis Sayles Limited Term Government and Agency Fund	43%	45%	42%

In the case of a Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance had resulted in relative outperformance over certain time periods; and (3) that the Fund had outperformed its relevant performance benchmark for all periods. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Advisers to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had demonstrated its intention to have competitive fee levels by making recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense limitations for various funds in the fund family. They noted that the Funds have expense limitations in place, and they considered the amounts

31  |

waived or reimbursed by the Advisers for Loomis Sayles Credit Income Fund and Loomis Sayles Intermediate Duration Bond Fund under their respective expense limitation agreements. The Trustees also considered that the current expenses for Loomis Sayles Core Plus Bond Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund, and Loomis Sayles Limited Term Government and Agency Fund were below each Fund’s limitation. They further noted that management had proposed to reduce the expense limitation for Loomis Sayles Limited Term Government and Agency Fund on all share classes, effective as of July 1, 2021. The Trustees also noted that the total advisory fee rate for each Fund was at or below the median of its peer group of funds. They further noted that management had proposed to amend the advisory fee for each of Loomis Sayles Global Allocation Fund and Loomis Sayles Limited Term Government and Agency Fund to introduce an additional breakpoint in each Fund’s advisory fee.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Advisers had implemented breakpoints and/or expense limitations with respect to such Funds and the overall profit margin of Natixis Investment Managers, LLC compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense limitations. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense limitations. With respect to economies of scale, the Trustees noted that each of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Global Allocation Fund and Loomis Sayles Limited Term Government and Agency Fund had breakpoints in its advisory fee and that each of the Funds was subject to an expense limitation. The Trustees also considered management’s proposal to reduce the expense limitation for Loomis Sayles Limited Term Government and Agency Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment each Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

The effect of recent market and economic events, including but not limited to the Covid-19 crisis and its significant disruptions to the economy and business operations, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements, reflecting the amendments to the advisory fee schedule for each of Loomis Sayles Global Allocation Fund and Loomis Sayles Limited Term Government and Agency Fund described above, should be continued through June 30, 2022.

|  32

LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on January 1, 2020 and ending December 31, 2020 (including updates through September 30, 2021)

Effective December 1, 2018 (September 29, 2020 for Credit Income Fund), the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator, which is the adviser or sub-adviser of the Fund.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Core Plus Bond Fund, Loomis Sayles Credit Income Fund and Loomis Sayles Intermediate Duration Bond Fund have established an HLIM.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2021 through September 30, 2021, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrators, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

33  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 91.6% of Net Assets
Non-Convertible Bonds — 91.4%
	ABS Car Loan — 0.7%
$4,240,667	Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/2022, 144A	$4,249,162
8,775,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	8,957,002
4,226,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	4,259,425
6,444,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	6,868,722
7,064,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	7,231,777
1,259,536	Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.260%, 4/15/2024, 144A	1,263,145
2,460,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class B, 0.570%, 9/15/2025	2,463,221
3,525,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.980%, 6/15/2026	3,531,172
8,181,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.750%, 2/17/2026	8,214,474
8,315,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.900%, 6/15/2026	8,344,183
9,095,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.950%, 9/15/2027	9,111,451

		64,493,734

	ABS Home Equity — 0.7%
1,062,732	Bayview Koitere Fund Trust, Series 2017-SPL3, Class A, 4.000%, 11/28/2053, 144A(a)	1,084,688
1,151,085	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	1,158,127
654,813	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)	662,467
3,696,741	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.500%, 5/28/2069, 144A(a)	3,762,610
2,509,637	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.000%, 10/28/2064, 144A(a)	2,559,554
977,939	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.000%, 6/28/2054, 144A(a)	1,000,216
3,857,019	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	4,016,514
16,474	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)	16,709
20,182,430	Invitation Homes Trust, Series 2018-SFR2, Class A, 1-month LIBOR + 0.900%, 0.984%, 6/17/2037, 144A(b)	20,210,352
300,144	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(a)	301,071
2,197,939	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(a)	2,231,867
414,054	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(a)	418,322
	ABS Home Equity — continued
1,079,126	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(a)	1,096,459
1,915,021	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(a)	1,941,852
1,298,545	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.184%, 10/25/2053, 144A(a)	1,349,817
4,254,377	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	4,389,436
1,168,002	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(a)	1,173,682
5,101,352	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055, 144A(a)	5,320,479
6,752,955	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)	7,062,211

		59,756,433

	ABS Other — 1.3%
21,164,065	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	20,892,155
11,628,000	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034, 144A	11,641,390
7,094,000	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/2032, 144A	7,330,535
13,500,000	OneMain Financial Issuance Trust, Series 2021-1A, Class A2, 30-day Average SOFR + 0.760%, 0.810%, 6/16/2036, 144A(b)	13,607,649
27,038,533	Textainer Marine Containers Ltd., Series 2021-3A, Class A, 1.940%, 8/20/2046, 144A	26,826,416
10,650,637	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A	10,486,253
9,247,740	Textainer Marine Containers VIII Ltd., Series 2020-2A, Class A, 2.100%, 9/20/2045, 144A	9,328,657
11,484,255	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.860%, 3/20/2046, 144A	11,379,584

		111,492,639

	ABS Student Loan — 0.3%
6,562,235	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	6,606,263
13,443,181	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.060%, 10/15/2069, 144A	13,461,665
5,363,664	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.070%, 1/15/2053, 144A	5,283,789
3,777,000	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/2046, 144A	3,876,410

		29,228,127

	ABS Whole Business — 0.2%
5,505,203	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A21, 2.662%, 4/25/2051, 144A	5,661,638
11,907,720	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	11,915,448

		17,577,086

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Aerospace & Defense — 1.4%
$22,001,000	Boeing Co. (The), 1.433%, 2/04/2024	$22,033,893
16,774,000	Boeing Co. (The), 5.705%, 5/01/2040	21,315,654
20,949,000	Boeing Co. (The), 5.805%, 5/01/2050	27,924,396
3,211,000	Boeing Co. (The), 5.930%, 5/01/2060	4,386,467
12,659,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	13,323,598
29,847,000	Textron, Inc., 3.000%, 6/01/2030	31,362,957

		120,346,965

	Airlines — 0.8%
7,734,112	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	8,130,485
8,850,467	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	9,536,378
1,681,114	Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.000%, 4/29/2026	1,762,312
16,151,433	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/2028, 144A	18,008,848
15,602,000	Southwest Airlines Co., 5.125%, 6/15/2027	18,246,164
4,592,773	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	4,859,338
4,381,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	4,496,001
6,533,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	6,751,529

		71,791,055

	Automotive — 2.1%
9,280,000	Dana, Inc., 4.250%, 9/01/2030	9,544,015
16,276,000	Ford Motor Credit Co. LLC, 2.900%, 2/16/2028	16,255,655
20,142,000	General Motors Co., 5.000%, 4/01/2035	23,782,418
7,067,000	General Motors Financial Co., Inc., 2.900%, 2/26/2025	7,414,468
23,341,000	Goodyear Tire & Rubber Co. (The), 5.625%, 4/30/2033	25,441,690
7,091,000	Hyundai Capital America, 2.375%, 10/15/2027, 144A	7,186,925
10,356,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A	10,757,025
7,453,000	Hyundai Capital America, 3.000%, 2/10/2027, 144A	7,838,618
16,811,000	Lear Corp., 5.250%, 5/15/2049	20,879,328
7,676,000	Nissan Motor Co. Ltd., 3.043%, 9/15/2023, 144A	7,985,085
15,593,000	Nissan Motor Co. Ltd., 3.522%, 9/17/2025, 144A	16,577,854
9,825,000	Toyota Motor Corp., 2.358%, 7/02/2024	10,285,092
16,490,000	Toyota Motor Credit Corp., MTN, 1.800%, 2/13/2025	16,937,469
7,096,000	Volkswagen Group of America Finance LLC, 3.200%, 9/26/2026, 144A	7,593,738

		188,479,380

	Banking — 9.0%
27,986,000	Ally Financial, Inc., 3.050%, 6/05/2023	29,033,414
17,876,000	American Express Co., 2.500%, 7/30/2024	18,791,995
10,051,000	Banco Santander Chile, 2.700%, 1/10/2025, 144A	10,453,542
13,578,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	13,959,542
14,000,000	Banco Santander S.A., 1.849%, 3/25/2026	14,180,102
3,200,000	Banco Santander S.A., 2.958%, 3/25/2031	3,292,096
28,476,000	Bangkok Bank PCL, 4.050%, 3/19/2024, 144A	30,574,918
8,624,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	8,887,636
31,146,000	Bank of America Corp., (fixed rate to 4/22/2024, variable rate thereafter), 0.976%, 4/22/2025	31,311,644
	Banking — continued
37,210,000	Bank of America Corp., (fixed rate to 4/23/2026, variable rate thereafter), MTN, 3.559%, 4/23/2027	40,493,023
22,064,000	Barclays PLC, (fixed rate to 3/10/2041, variable rate thereafter), 3.811%, 3/10/2042	23,417,518
7,864,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	7,906,859
17,513,000	BNP Paribas S.A., (fixed rate to 1/13/2026, variable rate thereafter), 1.323%, 1/13/2027, 144A	17,218,957
26,613,000	BNP Paribas S.A., (fixed rate to 11/19/2024, variable rate thereafter), 2.819%, 11/19/2025, 144A	27,873,547
5,935,000	Citigroup, Inc., 4.000%, 8/05/2024	6,437,468
25,481,000	Citigroup, Inc., 4.050%, 7/30/2022	26,253,486
9,645,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	11,136,671
8,154,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	8,180,407
5,227,000	Credit Suisse AG, 2.100%, 11/12/2021	5,237,923
9,780,000	Deutsche Bank AG, 0.898%, 5/28/2024	9,771,023
10,038,000	Deutsche Bank AG, 1.686%, 3/19/2026	10,095,043
9,382,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	9,686,771
11,985,000	Deutsche Bank AG, (fixed rate to 11/24/2025, variable rate thereafter), 2.129%, 11/24/2026	12,173,983
30,369,000	DNB Bank ASA, 2.150%, 12/02/2022, 144A	31,063,697
10,768,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	11,222,920
15,206,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	21,779,346
5,359,000	Goldman Sachs Group, Inc. (The), (fixed rate to 6/05/2027, variable rate thereafter), 3.691%, 6/05/2028	5,898,823
2,326,000	HSBC Holdings PLC, 4.950%, 3/31/2030	2,766,290
13,610,000	HSBC Holdings PLC, (fixed rate to 5/24/2024, variable rate thereafter), 0.976%, 5/24/2025	13,586,028
16,885,000	Huntington Bancshares, Inc., 2.625%, 8/06/2024	17,710,251
4,740,000	Intesa Sanpaolo SpA, 4.198%, 6/01/2032, 144A	4,858,216
12,576,000	JPMorgan Chase & Co., (fixed rate to 5/13/2030, variable rate thereafter), 2.956%, 5/13/2031	13,083,540
9,258,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	9,610,429
20,006,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	20,270,158
28,355,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	29,365,053
2,889,000	Lloyds Banking Group PLC, 3.000%, 1/11/2022	2,910,399
23,028,000	Morgan Stanley, (fixed rate to 4/05/2023, variable rate thereafter), 0.731%, 4/05/2024	23,104,437
8,931,000	Morgan Stanley, (fixed rate to 7/22/2027, variable rate thereafter), 3.591%, 7/22/2028	9,794,070
2,867,000	Morgan Stanley, GMTN, 3.700%, 10/23/2024	3,109,876
18,457,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	19,914,365
14,159,000	Nationwide Building Society, (fixed rate to 4/26/2022, variable rate thereafter), 3.622%, 4/26/2023, 144A	14,405,201
15,693,000	PNC Bank NA, (fixed rate to 12/09/2021, variable rate thereafter), 2.028%, 12/09/2022	15,741,263
9,780,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	12,623,778
26,503,000	Societe Generale S.A., 2.625%, 1/22/2025, 144A	27,518,567
24,346,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026, 144A	25,353,715

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$14,566,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	$14,683,256
18,720,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	19,662,911
12,213,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	12,940,284
21,438,000	Toronto-Dominion Bank (The), MTN, 2.650%, 6/12/2024	22,559,105
17,630,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027, 144A	17,585,324

		799,488,870

	Brokerage — 0.1%
11,958,000	Owl Rock Technology Finance Corp., 3.750%, 6/17/2026, 144A	12,623,999

	Building Materials — 0.7%
19,920,000	American Builders & Contractors Supply Co., Inc., 3.875%, 11/15/2029, 144A	19,826,575
10,762,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	10,768,457
19,521,000	Mohawk Industries, Inc., 3.625%, 5/15/2030	21,265,397
7,260,000	Owens Corning, 4.200%, 12/01/2024	7,916,730
1,112,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	1,167,600

		60,944,759

	Cable Satellite — 0.7%
23,720,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	23,497,625
14,725,000	Sirius XM Radio, Inc., 4.000%, 7/15/2028, 144A	14,973,484
6,180,000	Time Warner Cable LLC, 4.500%, 9/15/2042	6,763,028
783,000	Time Warner Cable LLC, 5.500%, 9/01/2041	959,638
2,245,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,831,847
7,162,000	Time Warner Cable LLC, 6.550%, 5/01/2037	9,663,580
1,707,000	Time Warner Cable LLC, 6.750%, 6/15/2039	2,336,348

		61,025,550

	Chemicals — 1.4%
1,610,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	1,626,116
22,620,000	Ashland LLC, 3.375%, 9/01/2031, 144A	22,817,925
25,853,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	33,415,002
8,792,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	8,989,820
11,671,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A	14,383,340
9,466,000	Orbia Advance Corp. SAB de CV, 6.750%, 9/19/2042, 144A	12,554,377
3,732,000	RPM International, Inc., 3.450%, 11/15/2022	3,823,380
4,630,000	Sociedad Quimica y Minera de Chile S.A., 3.500%, 9/10/2051, 144A	4,460,311
11,424,000	Sociedad Quimica y Minera de Chile S.A., 4.250%, 1/22/2050, 144A	12,314,044
5,549,000	Univar Solutions USA, Inc., 5.125%, 12/01/2027, 144A	5,826,173

		120,210,488

	Collateralized Mortgage Obligations — 0.2%
4,239,116	Federal Home Loan Mortgage Corp., REMIC, Series 3654, Class DC, 5.000%, 4/15/2030	4,748,927
308,569	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 0.440%, 10/20/2060(b)	308,740
245,978	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 0.610%, 8/20/2062(b)	247,023
	Collateralized Mortgage Obligations — continued
40,474	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063(c)(d)	40,172
25,821	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062(c)(d)	25,615
88,125	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(c)(d)	88,318
99,950	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063(c)(d)	99,806
729,786	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063(c)(d)	730,585
8,939,017	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	9,156,419
17,534	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 0.370%, 5/20/2063(b)(c)(d)	17,426

		15,463,031

	Construction Machinery — 0.4%
5,985,000	Caterpillar Financial Services Corp., MTN, 2.150%, 11/08/2024	6,252,625
5,805,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	5,933,748
7,380,000	CNH Industrial Capital LLC, 4.375%, 4/05/2022	7,521,084
4,061,000	John Deere Capital Corp., MTN, 2.600%, 3/07/2024	4,263,155
13,280,000	United Rentals North America, Inc., 3.750%, 1/15/2032	13,429,400

		37,400,012

	Consumer Cyclical Services — 0.2%
7,466,000	Expedia Group, Inc., 3.600%, 12/15/2023	7,902,645
5,734,000	Expedia Group, Inc., 4.625%, 8/01/2027	6,500,521
1,791,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	2,064,902
3,523,000	MercadoLibre, Inc., 2.375%, 1/14/2026	3,465,786

		19,933,854

	Consumer Products — 0.3%
881,000	Hasbro, Inc., 3.900%, 11/19/2029	973,117
2,157,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A	2,149,882
11,615,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	11,757,284
2,823,000	Newell Brands, Inc., 4.875%, 6/01/2025	3,115,745
7,940,000	Valvoline, Inc., 3.625%, 6/15/2031, 144A	7,840,750
2,535,000	Valvoline, Inc., 4.250%, 2/15/2030, 144A	2,628,288

		28,465,066

	Diversified Manufacturing — 0.3%
2,755,000	Clark Equipment Co., 5.875%, 6/01/2025, 144A	2,882,419
14,817,000	General Electric Co., 4.250%, 5/01/2040	17,309,366
5,319,000	General Electric Co., 4.350%, 5/01/2050	6,422,407

		26,614,192

	Electric — 2.1%
3,587,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	3,810,183
3,609,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	3,968,529
13,678,000	Calpine Corp., 3.750%, 3/01/2031, 144A	13,165,075
14,879,000	Calpine Corp., 5.000%, 2/01/2031, 144A	14,879,000
13,220,000	CenterPoint Energy, Inc., SOFR + 0.650%, 0.700%, 5/13/2024(b)	13,246,969
18,219,000	Clearway Energy Operating LLC, 3.750%, 2/15/2031, 144A	18,264,547

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — continued
$26,317,716	Cometa Energia S.A. de CV, 6.375%, 4/24/2035, 144A	$30,857,522
3,408,000	DPL, Inc., 4.125%, 7/01/2025	3,646,560
7,440,000	DPL, Inc., 4.350%, 4/15/2029	8,091,000
852,000	Edison International, 4.950%, 4/15/2025	938,099
2,811,000	Enel Americas S.A., 4.000%, 10/25/2026	3,069,190
2,853,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	3,045,242
6,711,000	Entergy Corp., 2.800%, 6/15/2030	6,921,990
14,622,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	15,246,315
6,785,000	NRG Energy, Inc., 3.875%, 2/15/2032, 144A	6,708,669
9,234,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.500%, 8/15/2028, 144A	9,626,445
11,619,000	PG&E Corp., 5.000%, 7/01/2028	11,836,856
8,950,000	PG&E Corp., 5.250%, 7/01/2030	9,162,562
7,133,000	Transelec S.A., 4.250%, 1/14/2025, 144A	7,748,293
3,713,000	Transelec S.A., 4.625%, 7/26/2023, 144A	3,938,565

		188,171,611

	Finance Companies — 2.4%
1,370,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/23/2023	1,411,643
19,050,000	Air Lease Corp., GMTN, 3.750%, 6/01/2026	20,619,887
24,287,000	Aircastle Ltd., 2.850%, 1/26/2028, 144A	24,596,902
28,047,000	Ares Capital Corp., 2.150%, 7/15/2026	28,121,598
21,425,000	Avolon Holdings Funding Ltd., 2.750%, 2/21/2028, 144A	21,370,059
18,929,000	FS KKR Capital Corp., 3.400%, 1/15/2026	19,778,556
4,133,000	GATX Corp., 4.000%, 6/30/2030	4,611,275
3,315,000	International Lease Finance Corp., 5.875%, 8/15/2022	3,467,139
15,720,000	Navient Corp., 5.000%, 3/15/2027	16,191,600
907,000	Navient Corp., 5.875%, 10/25/2024	968,223
954,000	Navient Corp., 6.750%, 6/15/2026	1,052,863
7,547,000	Navient Corp., MTN, 6.125%, 3/25/2024	8,080,950
22,635,000	OneMain Finance Corp., 3.875%, 9/15/2028	22,493,305
15,397,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	16,034,935
4,537,000	Owl Rock Capital Corp., 2.625%, 1/15/2027	4,545,009
3,702,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	3,743,647
12,169,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	12,275,479
4,045,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	4,014,662

		213,377,732

	Financial Other — 0.2%
12,588,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	12,572,265
5,354,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	5,554,775

		18,127,040

	Food & Beverage — 1.7%
22,778,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/01/2046	27,999,055
12,823,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%, 6/01/2040	14,900,878
15,493,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 6/01/2060	18,615,591
2,684,000	Bacardi Ltd., 5.300%, 5/15/2048, 144A	3,487,080
17,808,000	BRF S.A., 5.750%, 9/21/2050, 144A	17,081,968
3,117,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,440,420
6,690,000	Kraft Heinz Foods Co., 3.875%, 5/15/2027	7,304,896
	Food & Beverage — continued
12,765,000	Minerva Luxembourg S.A., 4.375%, 3/18/2031, 144A	12,330,352
21,099,000	Post Holdings, Inc., 4.500%, 9/15/2031, 144A	20,848,555
18,264,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	18,405,181
1,599,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	1,609,466

		146,023,442

	Government Owned – No Guarantee — 2.7%
6,872,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	7,241,666
18,141,000	BOC Aviation USA Corp., 1.625%, 4/29/2024, 144A	18,280,405
6,577,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	6,690,190
15,245,000	Dolphin Energy Ltd. LLC, 5.500%, 12/15/2021, 144A	15,379,156
3,903,000	Empresa de los Ferrocarriles del Estado, 3.068%, 8/18/2050, 144A	3,435,421
19,956,000	NBN Co. Ltd., 1.450%, 5/05/2026, 144A	19,877,573
7,985,000	OCP S.A., 3.750%, 6/23/2031, 144A	7,955,455
19,460,000	OCP S.A., 5.625%, 4/25/2024, 144A	21,068,135
16,491,000	Ooredoo International Finance Ltd., 2.625%, 4/08/2031, 144A	16,791,796
6,236,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	6,437,423
9,288,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	10,405,012
14,555,000	Qatar Petroleum, 3.125%, 7/12/2041, 144A	14,548,014
8,035,000	SA Global Sukuk Ltd., 0.946%, 6/17/2024, 144A	7,955,614
12,588,000	Saudi Arabian Oil Co., 3.500%, 11/24/2070, 144A	11,835,867
10,431,000	Saudi Arabian Oil Co., 4.375%, 4/16/2049, 144A	11,843,462
12,825,000	Tennessee Valley Authority, 4.250%, 9/15/2065	17,892,003
7,669,000	Tennessee Valley Authority, 4.625%, 9/15/2060	11,142,372
5,427,000	Tennessee Valley Authority, 4.875%, 1/15/2048	7,775,897
9,290,000	Tennessee Valley Authority, 5.250%, 9/15/2039	13,182,666
9,267,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	10,534,726

		240,272,853

	Health Insurance — 0.5%
21,336,000	Centene Corp., 2.500%, 3/01/2031	21,042,630
8,295,000	Centene Corp., 2.625%, 8/01/2031	8,238,926
10,179,000	Centene Corp., 3.375%, 2/15/2030	10,538,319

		39,819,875

	Healthcare — 0.2%
15,396,000	DaVita, Inc., 4.625%, 6/01/2030, 144A	15,836,492

	Home Construction — 0.2%
7,881,000	Forestar Group, Inc., 3.850%, 5/15/2026, 144A	7,871,149
246,000	Lennar Corp., 4.500%, 4/30/2024	265,983
1,153,000	Lennar Corp., 4.750%, 11/15/2022	1,191,072
11,190,000	NVR, Inc., 3.000%, 5/15/2030	11,710,205

		21,038,409

	Independent Energy — 1.0%
2,626,000	Aker BP ASA, 3.000%, 1/15/2025, 144A	2,764,371
2,639,000	Chesapeake Energy Corp., 5.875%, 2/01/2029, 144A	2,819,640
10,277,000	Devon Energy Corp., 4.500%, 1/15/2030, 144A	11,200,773
8,296,000	Diamondback Energy, Inc., 4.750%, 5/31/2025	9,266,877
11,391,292	Energean Israel Finance Ltd., 4.500%, 3/30/2024, 144A	11,624,244
1,765,000	EQT Corp., 3.125%, 5/15/2026, 144A	1,809,337
6,641,000	EQT Corp., 3.900%, 10/01/2027	7,187,089
1,371,000	EQT Corp., 5.000%, 1/15/2029	1,543,677

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$9,078,204	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	$9,857,477
17,482,000	Occidental Petroleum Corp., 5.875%, 9/01/2025	19,592,951
2,152,000	Occidental Petroleum Corp., 8.000%, 7/15/2025	2,569,488
8,181,000	Pan American Energy LLC, 9.125%, 4/30/2027, 144A	9,166,811

		89,402,735

	Industrial Other — 0.2%
8,410,000	CK Hutchison International 20 Ltd., 2.500%, 5/08/2030, 144A	8,553,304
3,408,000	Georgetown University (The), Class A, 5.215%, 10/01/2118	4,944,940

		13,498,244

	Life Insurance — 0.4%
11,059,000	Athene Global Funding, 2.450%, 8/20/2027, 144A	11,409,683
15,491,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	18,700,283
3,077,000	OneAmerica Financial Partners, Inc., 4.250%, 10/15/2050, 144A	3,278,390

		33,388,356

	Lodging — 0.4%
14,012,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	13,801,820
21,403,000	Marriott International, Inc., 3.500%, 10/15/2032	22,739,492

		36,541,312

	Media Entertainment — 0.9%
19,514,000	AMC Networks, Inc., 4.250%, 2/15/2029	19,416,430
54,020,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,820,949
9,132,000	Lamar Media Corp., 3.625%, 1/15/2031	9,132,731
4,899,000	Lamar Media Corp., 4.000%, 2/15/2030	5,043,520
12,633,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.250%, 1/15/2029, 144A	12,521,198
15,950,000	Prosus NV, 3.832%, 2/08/2051, 144A	14,518,175
13,803,000	Prosus NV, 3.680%, 1/21/2030, 144A	14,320,067

		76,773,070

	Metals & Mining — 1.0%
1,835,000	Anglo American Capital PLC, 2.250%, 3/17/2028, 144A	1,823,963
2,286,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	2,270,708
3,322,000	Anglo American Capital PLC, 3.950%, 9/10/2050, 144A	3,552,831
8,696,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A	10,495,411
15,187,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	15,693,486
16,183,000	Fresnillo PLC, 4.250%, 10/02/2050, 144A	16,874,338
31,977,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	31,378,710
6,210,000	SunCoke Energy, Inc., 4.875%, 6/30/2029, 144A	6,186,712

		88,276,159

	Midstream — 1.8%
568,000	Energy Transfer LP, 5.150%, 2/01/2043	635,114
4,890,000	Energy Transfer LP, 5.400%, 10/01/2047	5,826,995
5,900,000	Energy Transfer LP, 5.950%, 10/01/2043	7,194,858
8,548,000	Energy Transfer LP, 6.500%, 2/01/2042	11,105,756
1,338,000	Energy Transfer LP, 6.625%, 10/15/2036	1,755,558
11,222,000	Energy Transfer LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	11,576,795
2,327,000	Energy Transfer LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	2,346,733
	Midstream — continued
11,798,000	EQM Midstream Partners LP, 4.500%, 1/15/2029, 144A	12,240,425
3,485,000	EQM Midstream Partners LP, 4.750%, 7/15/2023	3,639,386
5,575,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	6,270,481
2,014,000	Gray Oak Pipeline LLC, 2.600%, 10/15/2025, 144A	2,064,516
982,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	1,035,104
3,060,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	3,272,856
10,503,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	11,325,635
15,243,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	16,592,931
5,653,000	New Fortress Energy, Inc., 6.500%, 9/30/2026, 144A	5,405,681
15,687,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	15,098,738
6,694,000	Rattler Midstream LP, 5.625%, 7/15/2025, 144A	6,970,462
6,783,000	Southern Natural Gas Co. LLC, 0.625%, 4/28/2023, 144A	6,779,087
3,310,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.500%, 7/15/2027	3,568,941
19,358,000	Williams Cos., Inc. (The) , 3.500%, 11/15/2030	21,029,757

		155,735,809

	Mortgage Related — 25.4%
66,159,657	FHLMC, 1.500%, with various maturities from 2050 to 2051(e)(f)	63,458,856
166,178,113	FHLMC, 2.000%, with various maturities from 2050 to 2051(e)(f)	167,655,519
31,640,958	FHLMC, 2.500%, with various maturities in 2050(e)(f)	32,523,579
21,284,057	FHLMC, 3.000%, with various maturities from 2042 to 2050(e)(f)	22,462,250
14,411,543	FHLMC, 3.500%, with various maturities from 2043 to 2050(e)	15,598,898
2,609,219	FHLMC, 4.000%, with various maturities from 2044 to 2048(e)	2,833,353
72,761,667	FHLMC, 4.500%, with various maturities from 2041 to 2049(e)(f)	78,715,489
169,642,729	FHLMC, 5.000%, with various maturities from 2048 to 2050(e)(f)	186,860,247
5,656	FHLMC, 6.000%, 6/01/2035	6,646
45,914,321	FNMA, 1.500%, with various maturities in 2051(e)(f)	44,577,931
204,623,325	FNMA, 2.000%, with various maturities from 2050 to 2051(e)(f)	206,458,615
70,830,247	FNMA, 2.500%, with various maturities from 2045 to 2051(e)(f)	73,250,188
63,402,451	FNMA, 3.000%, with various maturities from 2045 to 2050(e)(f)	66,776,933
48,427,027	FNMA, 3.500%, with various maturities from 2043 to 2050(e)(f)	51,375,207
182,811,530	FNMA, 4.000%, with various maturities from 2041 to 2050(e)(f)	196,290,863
202,761,138	FNMA, 4.500%, with various maturities from 2043 to 2050(e)(f)	219,513,316
37,137,543	FNMA, 5.000%, with various maturities from 2048 to 2050(e)(f)	40,891,839
6,000,952	FNMA, 5.500%, 4/01/2050	6,710,138
4,590,198	FNMA, 6.000%, with various maturities from 2034 to 2049(e)	5,177,147

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$7,146	FNMA, 6.500%, with various maturities from 2029 to 2031(e)	$8,026
20,727	FNMA, 7.000%, with various maturities in 2030(e)	22,397
12,495	FNMA, 7.500%, with various maturities from 2024 to 2032(e)	14,113
14,160	GNMA, 3.794%, 7/20/2063(a)	14,791
1,501	GNMA, 3.890%, 12/20/2062(a)	1,559
2,156	GNMA, 4.005%, 1/20/2063(a)	2,201
5,790	GNMA, 4.063%, 5/20/2063(a)	6,025
28,017	GNMA, 4.125%, 7/20/2063(a)	28,577
5,067	GNMA, 4.327%, 8/20/2061(a)	5,493
7,015,899	GNMA, 4.381%, 12/20/2066(a)	7,742,074
27,285	GNMA, 4.390%, with various maturities in 2062(a)(e)	27,536
4,555,502	GNMA, 4.407%, 11/20/2066(a)	4,958,711
2,126,968	GNMA, 4.419%, 10/20/2066(a)	2,332,291
2,107	GNMA, 4.422%, 5/20/2063(a)	2,256
2,836,462	GNMA, 4.438%, 2/20/2066(a)	3,095,875
1,315,292	GNMA, 4.449%, 2/20/2066(a)	1,437,121
3,569,949	GNMA, 4.522%, 12/20/2064(a)	3,811,092
2,158,856	GNMA, 4.538%, 9/20/2066(a)	2,362,207
2,607,401	GNMA, 4.539%, 12/20/2063(a)	2,749,603
2,806,946	GNMA, 4.545%, 6/20/2066(a)	3,055,255
3,345,088	GNMA, 4.557%, 6/20/2066(a)	3,650,976
3,033,820	GNMA, 4.561%, 2/20/2065(a)	3,247,847
1,563,442	GNMA, 4.571%, 1/20/2065(a)	1,667,836
2,583,198	GNMA, 4.584%, 6/20/2064(a)	2,749,106
1,737,851	GNMA, 4.585%, 4/20/2066(a)	1,886,625
7,048,006	GNMA, 4.591%, with various maturities from 2064 to 2066(a)(e)	7,625,905
4,391,641	GNMA, 4.605%, 2/20/2065(a)	4,749,973
4,284,504	GNMA, 4.614%, 10/20/2064(a)	4,609,823
2,041,106	GNMA, 4.625%, 3/20/2065(a)	2,201,026
20,445	GNMA, 4.630%, 12/20/2061(a)	20,525
2,975,008	GNMA, 4.640%, 3/20/2066(a)	3,280,858
5,847,577	GNMA, 4.642%, 12/20/2066(a)	6,467,847
546,336	GNMA, 4.644%, 1/20/2064(a)	571,381
2,489,464	GNMA, 4.665%, 1/20/2064(a)	2,608,496
3,370,107	GNMA, 4.666%, 1/20/2065(a)	3,643,466
4,053,977	GNMA, 4.671%, 6/20/2064(a)	4,313,592
44,633	GNMA, 4.700%, with various maturities in 2062(a)(e)	46,160
2,884,995	GNMA, 4.715%, 1/20/2064(a)	3,072,318
113,754	GNMA, 5.500%, 4/15/2038	132,723
24,801	GNMA, 6.000%, with various maturities from 2029 to 2038(e)	28,926
25,587	GNMA, 6.500%, with various maturities from 2029 to 2032(e)	28,584
34,489	GNMA, 7.000%, 9/15/2025	35,639
3,145	GNMA, 7.500%, with various maturities from 2025 to 2030(e)	3,312
87,976,000	UMBS® (TBA), 2.500%, 12/01/2051(g)	90,323,172
236,058,000	UMBS® (TBA), 2.000%, 11/01/2051(g)	236,270,084
9,907,000	UMBS® (TBA), 2.000%, 10/01/2051(g)	9,933,703
309,259,000	UMBS® (TBA), 2.500%, 11/01/2051(g)	318,258,919
26,588,000	UMBS® (TBA), 3.000%, 11/01/2051(g)	27,786,132

		2,252,029,171

	Natural Gas — 0.2%
11,262,000	Atmos Energy Corp., 0.625%, 3/09/2023	11,262,374
2,701,000	Boston Gas Co., 3.001%, 8/01/2029, 144A	2,815,370

		14,077,744

	Non-Agency Commercial Mortgage-Backed Securities — 1.5%
12,696,152	BANK, Series 2019-BN22, Class A4, 2.978%, 11/15/2062	13,581,832
1,531,640	BANK, Series 2019-BN16, Class A4, 4.005%, 2/15/2052	1,742,081
3,409,380	BANK, Series 2019-BN20, Class A3, 3.011%, 9/15/2062	3,654,258
6,138,240	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	6,555,810
14,179,842	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072(f)	15,279,985
18,570,071	Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, 11/10/2052(f)	19,922,349
9,877,514	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class A5, 2.717%, 2/15/2053	10,329,687
915,412	Commercial Mortgage Trust, Series 2010-C1, Class D, 5.985%, 7/10/2046, 144A(a)	928,391
2,112,208	Credit Suisse Mortgage Trust, Series 2014-USA, Class A1, 3.304%, 9/15/2037, 144A	2,215,817
11,367,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	12,192,666
6,366,877	Extended Stay America Trust, Series 2021-ESH, Class A, 1-month LIBOR + 1.080%, 1.164%, 7/15/2038, 144A(b)	6,384,849
1,477,314	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 2.334%, 7/15/2038, 144A(b)	1,495,627
5,627,003	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.303%, 8/10/2044, 144A(a)	4,797,020
2,317,554	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	2,296,720
6,596,065	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	6,994,566
3,825,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.297%, 8/15/2046(a)	4,028,379
6,909,759	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	7,079,383
4,982,141	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.024%, 6/15/2044, 144A(a)	4,744,155
5,245,978	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class AS, 4.176%, 5/15/2047	5,576,540

		129,800,115

	Oil Field Services — 0.3%
25,364,000	Thaioil Treasury Center Co. Ltd., 4.875%, 1/23/2043, 144A	26,662,637

	Paper — 0.4%
4,915,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	5,314,245
13,075,000	Klabin Austria GmbH, 7.000%, 4/03/2049, 144A	15,816,828
8,445,000	Suzano Austria GmbH, 3.125%, 1/15/2032	8,155,759
8,529,000	Suzano Austria GmbH, 3.750%, 1/15/2031	8,761,415

		38,048,247

	Pharmaceuticals — 0.4%
9,325,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	8,695,562
3,863,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	4,003,227
12,284,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	11,761,930
7,588,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	8,299,375
2,903,000	Viatris, Inc., 4.000%, 6/22/2050, 144A	3,085,489

		35,845,583

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Property & Casualty Insurance — 0.1%
$2,585,000	Ascot Group Ltd., 4.250%, 12/15/2030, 144A	$2,740,355
7,865,000	Liberty Mutual Group, Inc., 3.950%, 5/15/2060, 144A	8,733,314

		11,473,669

	Refining — 0.1%
12,089,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	13,146,788

	REITs – Apartments — 0.0%
1,220,000	American Homes 4 Rent, 2.375%, 7/15/2031	1,208,510
1,715,000	American Homes 4 Rent, 3.375%, 7/15/2051	1,738,896

		2,947,406

	REITs – Diversified — 0.2%
16,503,000	iStar, Inc., 4.250%, 8/01/2025	17,142,161
1,267,000	iStar, Inc., 4.750%, 10/01/2024	1,339,853

		18,482,014

	REITs – Health Care — 0.1%
5,434,000	Welltower, Inc., 2.750%, 1/15/2031	5,599,932

	REITs – Shopping Centers — 0.0%
2,026,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	2,262,325

	Retailers — 1.0%
4,081,000	Alibaba Group Holding Ltd., 3.250%, 2/09/2061	3,790,082
1,942,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028	1,992,978
1,942,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030	2,026,963
27,444,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	29,605,489
8,418,000	Falabella S.A., 3.750%, 4/30/2023, 144A	8,775,849
6,409,000	Falabella S.A., 4.375%, 1/27/2025, 144A	6,921,784
5,300,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	5,392,750
856,000	Hanesbrands, Inc., 4.625%, 5/15/2024, 144A	902,464
4,042,000	Hanesbrands, Inc., 4.875%, 5/15/2026, 144A	4,377,486
5,024,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	5,259,525
3,889,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	3,995,947
3,280,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	3,410,610
10,257,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	10,949,347
4,582,000	MercadoLibre, Inc., 3.125%, 1/14/2031	4,421,676

		91,822,950

	Sovereigns — 3.4%
13,213,000	Colombia Government International Bond, 4.125%, 5/15/2051	11,338,340
23,769,000	Dominican Republic, 4.875%, 9/23/2032, 144A	24,244,618
11,070,000	Dominican Republic, 5.300%, 1/21/2041, 144A	10,948,341
16,076,000	Egypt Government International Bond, 5.875%, 2/16/2031, 144A	14,770,147
6,795,000	Indonesia Government International Bond, 3.700%, 1/08/2022, 144A	6,851,874
8,600,000	Kenya Government International Bond, 6.300%, 1/23/2034, 144A	8,491,382
27,253,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	29,367,560
17,866,000	Mexico Government International Bond, 3.771%, 5/24/2061	15,864,472
14,611,000	Morocco Government International Bond, 4.000%, 12/15/2050, 144A	13,328,154
6,285,000	Oman Sovereign Sukuk Co., 4.875%, 6/15/2030, 144A	6,614,271
	Sovereigns — continued
2,980,000	Peruvian Government International Bond, 2.392%, 1/23/2026	3,040,554
7,473,000	Qatar Government International Bond, 4.400%, 4/16/2050, 144A	9,107,644
14,497,000	Republic of Ghana, 7.750%, 4/07/2029, 144A	13,804,043
9,432,000	Republic of Oman, 3.875%, 3/08/2022, 144A	9,492,176
10,029,000	State of Qatar, 3.875%, 4/23/2023, 144A	10,549,625
18,089,000	Ukraine Government International Bond, 7.253%, 3/15/2033, 144A	18,300,279
4,000,460,000	Uruguay Government International Bond, 8.250%, 5/21/2031, (UYU)	94,651,425

		300,764,905

	Supermarkets — 0.3%
12,271,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.500%, 3/15/2029, 144A	12,246,151
15,901,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.250%, 3/15/2026, 144A	16,139,515

		28,385,666

	Technology — 2.8%
3,425,000	Baidu, Inc., 2.375%, 10/09/2030	3,361,843
4,515,000	Baidu, Inc., 3.075%, 4/07/2025	4,737,183
4,890,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	4,874,626
18,789,000	Corning, Inc., 5.450%, 11/15/2079	25,502,596
3,133,000	Equifax, Inc., 2.600%, 12/15/2025	3,284,995
2,544,000	Equifax, Inc., 3.300%, 12/15/2022	2,612,387
4,324,000	Equifax, Inc., 7.000%, 7/01/2037	6,130,224
13,320,000	HCL America, Inc., 1.375%, 3/10/2026, 144A	13,158,828
7,756,000	Hewlett Packard Enterprise Co., 4.450%, 10/02/2023	8,307,781
4,916,000	Hewlett Packard Enterprise Co., 4.650%, 10/01/2024	5,430,698
17,421,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	23,064,478
16,919,000	Iron Mountain, Inc., 4.500%, 2/15/2031, 144A	17,160,942
21,206,000	J2 Global, Inc., 4.625%, 10/15/2030, 144A	22,531,375
6,975,000	Jabil, Inc., 3.000%, 1/15/2031	7,152,767
13,294,000	Microchip Technology, Inc., 2.670%, 9/01/2023	13,783,127
6,371,000	Microchip Technology, Inc., 4.333%, 6/01/2023	6,733,609
13,101,000	Micron Technology, Inc., 2.497%, 4/24/2023	13,484,597
6,151,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	6,461,762
17,571,000	Oracle Corp., 4.100%, 3/25/2061	18,706,552
5,778,000	Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	6,158,192
1,475,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	1,704,790
1,374,000	Science Applications International Corp., 4.875%, 4/01/2028, 144A	1,419,960
2,060,000	Seagate HDD Cayman, 4.125%, 1/15/2031	2,144,151
5,644,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	5,745,310
7,989,000	Sensata Technologies, Inc., 3.750%, 2/15/2031, 144A	8,043,645
16,293,000	Tencent Holdings Ltd., 3.290%, 6/03/2060, 144A	15,179,211

		246,875,629

	Tobacco — 0.4%
3,362,000	Altria Group, Inc., 2.350%, 5/06/2025	3,485,865
31,751,000	BAT Capital Corp., 2.789%, 9/06/2024	33,391,067

		36,876,932

	Transportation Services — 0.1%
9,293,000	Ryder System, Inc., MTN, 2.500%, 9/01/2024	9,712,747

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 16.1%
9,838,100(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	$45,448,338
25,562,431(††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)	132,456,774
468,727,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	11,415,531
250,098,000	Republic of Uruguay, 9.875%, 6/20/2022, 144A, (UYU)	5,929,895
40,725,000	U.S. Treasury Bond, 2.000%, 8/15/2051	40,005,949
10,150,000	U.S. Treasury Bond, 2.250%, 5/15/2041	10,554,414
1,860,000	U.S. Treasury Bond, 2.375%, 5/15/2051	1,984,969
38,381,800	U.S. Treasury Note, 0.250%, 5/31/2025(f)	37,734,107
448,836,000	U.S. Treasury Note, 0.625%, 7/31/2026	441,647,613
35,580,500	U.S. Treasury Note, 0.750%, 3/31/2026	35,328,935
72,580,000	U.S. Treasury Note, 0.750%, 8/31/2026	71,803,168
115,805,000	U.S. Treasury Note, 0.875%, 9/30/2026	115,180,739
201,725,000	U.S. Treasury Note, 1.250%, 9/30/2028	200,873,973
25,590,000	U.S. Treasury Note, 1.250%, 8/15/2031	24,970,242
61,745,000	U.S. Treasury Note, 1.625%, 10/31/2023	63,423,692
4,267,700	U.S. Treasury Note, 2.375%, 5/15/2029	4,581,109
20,372,800	U.S. Treasury Note, 2.625%, 2/15/2029	22,212,719
62,385,000	U.S. Treasury Note, 2.875%, 10/15/2021	62,452,202
81,104,600	U.S. Treasury Note, 3.125%, 11/15/2028(f)	91,122,285
93,095,000	Uruguay Government International Bond, 8.500%, 3/15/2028, (UYU)	2,267,266

		1,421,393,920

	Utility Other — 0.3%
25,543,639	Acwa Power Management & Investments One Ltd., 5.950%, 12/15/2039, 144A	30,652,367

	Wireless — 1.1%
13,487,000	America Movil SAB de CV, 2.875%, 5/07/2030	14,030,094
1,207,000	American Tower Corp., 4.700%, 3/15/2022	1,230,250
19,567,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	21,030,807
983,000	Crown Castle International Corp., 4.150%, 7/01/2050	1,115,971
5,305,000	Empresa Nacional de Telecomunicaciones S.A., 3.050%, 9/14/2032, 144A	5,212,163
7,180,000	Kenbourne Invest S.A., 4.700%, 1/22/2028, 144A	7,220,495
5,452,000	Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	5,700,066
17,920,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	17,315,200
20,429,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	22,556,927

		95,411,973

	Wirelines — 0.7%
22,028,000	AT&T, Inc., 1.700%, 3/25/2026	22,300,700
7,956,000	AT&T, Inc., 3.500%, 9/15/2053	7,874,212
2,128,000	AT&T, Inc., 3.550%, 9/15/2055	2,098,514
3,863,000	AT&T, Inc., 3.650%, 6/01/2051	3,936,349
15,891,000	AT&T, Inc., 3.650%, 9/15/2059	15,842,101
7,539,000	AT&T, Inc., 3.800%, 12/01/2057	7,701,480

		59,753,356

	Total Non-Convertible Bonds (Identified Cost $7,958,866,090)	8,093,644,455

Municipals — 0.2%
	Virginia — 0.2%
14,765,000	University of Virginia, Revenue Bond, Series A, 3.227%, 9/01/2119	14,837,710

	Total Municipals (Identified Cost $14,765,000)	14,837,710

	Total Bonds and Notes (Identified Cost $7,973,631,090)	8,108,482,165

Senior Loans — 5.1%
	Aerospace & Defense — 0.2%
12,817,414	TransDigm, Inc., 2020 Term Loan F, 1-month LIBOR + 2.250%, 2.334%, 12/09/2025(b)	12,657,196
6,328,521	TransDigm, Inc., 2020 Term Loan G, 1-month LIBOR + 2.250%, 2.334%, 8/22/2024(b)	6,257,325

		18,914,521

	Automotive — 0.0%
2,724,400	KAR Auction Services, Inc., 2019 Term Loan B6, 1-month LIBOR + 2.250%, 2.375%, 9/19/2026(b)	2,656,290
1,487,781	Visteon Corp., 2018 Term Loan B, LIBOR + 1.750%, 1.834%, 3/25/2024(a)	1,472,903

		4,129,193

	Brokerage — 0.2%
10,157,273	Citadel Securities LP, 2021 Term Loan B, 1-month LIBOR + 2.500%, 2.584%, 2/02/2028(b)	10,059,357
6,231,250	Zebra Buyer LLC, Term Loan B, 4/21/2028(h)	6,247,950

		16,307,307

	Building Materials — 0.8%
19,590,076	American Builders & Contractors Supply Co., Inc., 2019 Term Loan, 1-month LIBOR + 2.000%, 2.084%, 1/15/2027(b)	19,450,203
15,290,908	Beacon Roofing Supply, Inc., 2021 Term Loan B, 1-month LIBOR + 2.250%, 2.334%, 5/19/2028(b)	15,196,868
10,132,652	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 2.500%, 2.584%, 2/01/2027(b)	10,041,863
7,323,510	Quikrete Holdings, Inc., 2021 Term Loan B1, 2/21/2028(h)	7,296,999
17,961,174	Summit Materials Cos. I LLC, 2017 Term Loan B, 1-month LIBOR + 2.000%, 2.084%, 11/21/2024(b)	17,921,839

		69,907,772

	Cable Satellite — 0.4%
12,245,142	CSC Holdings LLC, 2017 Term Loan B1, 1-month LIBOR + 2.250%, 2.334%, 7/17/2025(b)	12,061,465
4,217,424	Telenet Financing USD LLC, 2020 USD Term Loan AR, 1-month LIBOR + 2.000%, 2.084%, 4/30/2028(b)	4,166,477
9,994,764	UPC Broadband Holding BV, 2020 USD Term Loan AT, 1-month LIBOR + 2.250%, 2.334%, 4/30/2028(b)	9,884,422
12,405,000	Virgin Media Bristol LLC, USD Term Loan N, 1-month LIBOR + 2.500%, 2.584%, 1/31/2028(b)	12,316,676

		38,429,040

	Chemicals — 0.0%
4,070,400	Venator Materials Corp., Term Loan B, 1-month LIBOR + 3.000%, 3.084%, 8/08/2024(b)	4,011,054

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Cyclical Services — 0.2%
$430,375	FrontDoor, Inc., 2021 Term Loan B, 1-month LIBOR + 2.250%, 2.334%, 6/17/2028(b)	$429,299
4,344,113	RE/MAX International, Inc., 2021 Term Loan B, 3-month LIBOR + 2.500%, 3.000%, 7/21/2028(b)	4,327,822
11,055,399	Trans Union LLC, 2019 Term Loan B5, 1-month LIBOR + 1.750%, 1.834%, 11/16/2026(b)	10,981,107

		15,738,228

	Consumer Products — 0.1%
6,887,092	Coty, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.250%, 2.333%, 4/07/2025(b)	6,753,689
4,859,697	SRAM LLC, 2021 Term Loan B, LIBOR + 2.750%, 3.250%, 5/12/2028(a)	4,851,582

		11,605,271

	Electric — 0.2%
5,771,649	Calpine Corp., 2019 Term Loan B10, 1-month LIBOR + 2.000%, 2.084%, 8/12/2026(b)	5,698,407
4,360,722	Calpine Corp., Term Loan B9, 1-month LIBOR + 2.000%, 2.090%, 4/05/2026(b)	4,308,960
9,904,625	Pacific Gas & Electric Co., 2020 Term Loan, 3-month LIBOR + 3.000%, 3.500%, 6/23/2025(b)	9,728,224

		19,735,591

	Food & Beverage — 0.1%
8,942,631	Aramark Services, Inc., 2021 Term Loan B, 1-month LIBOR + 2.500%, 2.584%, 4/06/2028(b)	8,875,561

	Gaming — 0.2%
4,363,013	Churchill Downs, Inc., 2017 Term Loan B, 1-month LIBOR + 2.000%, 2.086%, 12/27/2024(b)	4,352,105
10,062,478	Churchill Downs, Inc., 2021 Incremental Term Loan B1, 1-month LIBOR + 2.000%, 2.090%, 3/10/2028(b)	9,961,853

		14,313,958

	Industrial Other — 0.3%
14,330,952	AEA International Holdings (Lux) S.a.r.l., Term Loan B, 3-month LIBOR + 3.750%, 4.250%, 9/07/2028(b)	14,313,039
7,790,475	AECOM, 2021 Term Loan B, 1-month LIBOR + 1.750%, 1.834%, 4/13/2028(b)	7,782,684
2,315,746	Altra Industrial Motion Corp., 2018 Term Loan B, 1-month LIBOR + 2.000%, 2.084%, 10/01/2025(b)	2,300,694

		24,396,417

	Media Entertainment — 0.6%
5,005,475	E.W. Scripps Co. (The), 2020 Term Loan B3, 1-month LIBOR + 3.000%, 3.750%, 1/07/2028(b)	5,012,433
9,400,342	Entercom Media Corp., 2019 Term Loan, 1-month LIBOR + 2.500%, 2.585%, 11/18/2024(b)	9,253,508
3,468,383	Lamar Media Corp., 2020 Term Loan B, 1-month LIBOR + 1.500%, 1.583%, 2/05/2027(b)	3,436,959
12,965,920	Meredith Corp., 2020 Term Loan B2, 1-month LIBOR + 2.500%, 2.584%, 1/31/2025(b)	12,932,598
12,900,777	Nielsen Finance LLC, USD Term Loan B4, 1-month LIBOR + 2.000%, 2.083%, 10/04/2023(b)	12,876,653
5,929,000	Sinclair Television Group, Inc., Term Loan B2B, 1-month LIBOR + 2.500%, 2.590%, 9/30/2026(b)	5,821,566
6,690,750	WMG Acquisition Corp., 2021 Term Loan G, 1-month LIBOR + 2.125%, 2.209%, 1/20/2028(b)	6,650,338

		55,984,055

	Midstream — 0.1%
7,448,000	DT Midstream, Inc., Term Loan B, LIBOR + 2.000%, 2.500%, 6/26/2028(a)	7,442,191

	Packaging — 0.0%
2,474,305	Plastipak Packaging, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 2.590%, 10/14/2024(b)	2,470,915

	Pharmaceuticals — 0.4%
4,275,592	Bausch Health Cos., Inc., Term Loan B, 1-month LIBOR + 2.750%, 2.834%, 11/27/2025(b)	4,262,765
6,383,967	Change Healthcare Holdings LLC, 2017 Term Loan B, LIBOR + 2.500%, 3.500%, 3/01/2024(a)	6,376,306
19,573,645	Elanco Animal Health, Inc., Term Loan B, 1-month LIBOR + 1.750%, 1.836%, 8/01/2027(b)	19,321,928
4,925,273	Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 Week LIBOR + 2.000%, 2.072%, 11/15/2027(b)	4,843,168

		34,804,167

	Property & Casualty Insurance — 0.1%
2,659,200	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 3.132%, 5/16/2024(b)	2,639,734
2,087,838	USI, Inc., 2019 Incremental Term Loan B, 3-month LIBOR + 3.250%, 3.382%, 12/02/2026(b)	2,072,827

		4,712,561

	Restaurants — 0.2%
18,171,338	1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month LIBOR + 1.750%, 1.837%, 11/19/2026(b)	17,936,564

	Technology — 0.6%
9,777,738	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 1.834%, 1/02/2026(b)	9,679,961
19,673,393	ON Semiconductor Corp., 2019 Term Loan B, 1-month LIBOR + 2.000%, 2.084%, 9/19/2026(b)	19,641,522
1,924,856	Sabre GLBL, Inc., 2018 Term Loan B, 1-month LIBOR + 2.000%, 2.084%, 2/22/2024(b)	1,900,449
3,547,052	Sabre GLBL, Inc., 2021 Term Loan B1, 1-month LIBOR + 3.500%, 4.000%, 12/17/2027(b)	3,525,982
5,654,211	Sabre GLBL, Inc., 2021 Term Loan B2, 1-month LIBOR + 3.500%, 4.000%, 12/17/2027(b)	5,620,625
9,584,398	SS&C Technologies Inc., 2018 Term Loan B5, 1-month LIBOR + 1.750%, 1.834%, 4/16/2025(b)	9,492,580

		49,861,119

	Transportation Services — 0.2%
10,388,901	Uber Technologies, Inc., 2021 Term Loan B, 1-month LIBOR + 3.500%, 3.584%, 2/25/2027(b)	10,380,278
4,673,193	WEX, Inc., 2021 Term Loan, 1-month LIBOR + 2.250%, 2.334%, 3/31/2028(b)	4,651,136

		15,031,414

	Wireless — 0.2%
2,375,530	Asurion LLC, 2018 Term Loan B6, 1-month LIBOR + 3.125%, 3.209%, 11/03/2023(b)	2,360,683
15,698,240	Asurion LLC, 2020 Term Loan B8, 1-month LIBOR + 3.250%, 3.334%, 12/23/2026(b)	15,457,115

		17,817,798

	Total Senior Loans (Identified Cost $453,853,278)	452,424,697

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 11.0%
$770,683,768	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $770,683,768 on 10/01/2021 collateralized by $117,000,000 U.S. Treasury Bond, 3.875% due 8/15/2040 valued at $153,429,939; $117,829,600 U.S. Treasury Bond, 1.125% due 8/15/2040 valued at $101,526,726; $588,165,000 U.S. Treasury Bond, 1.375% due 11/15/2040 valued at $531,140,786 including accrued interest (Note 2 of Notes to Financial Statements)	$770,683,768
186,490,000	U.S. Treasury Bills, 0.002%-0.014%, 10/12/2021(i)(j)	186,488,363
13,380,000	U.S. Treasury Bills, 0.010%, 10/07/2021(i)	13,379,916

	Total Short-Term Investments (Identified Cost $970,553,291)	970,552,047

	Total Investments — 107.7% (Identified Cost $9,398,037,659)	9,531,458,909
	Other assets less liabilities — (7.7)%	(681,908,562)

	Net Assets — 100.0%	$8,849,550,347

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of these securities amounted to $1,001,922 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open TBA transactions.
(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	Position is unsettled. Contract rate was not determined at September 30, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(j)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $2,193,450,851 or 24.8% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

MXN	Mexican Peso
UYU	Uruguayan Peso

Industry Summary at September 30, 2021

Mortgage Related	25.4%
Treasuries	16.1
Banking	9.0
Sovereigns	3.4
Technology	3.4
Government Owned - No Guarantee	2.7
Finance Companies	2.4
Electric	2.3
Automotive	2.1
Other Investments, less than 2% each	29.9
Short-Term Investments	11.0

Total Investments	107.7
Other assets less liabilities	(7.7)

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Credit Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 92.6% of Net Assets
Non-Convertible Bonds — 87.5%
	Aerospace & Defense — 3.4%
$125,000	Boeing Co. (The), 2.196%, 2/04/2026	$125,921
20,000	Boeing Co. (The), 2.250%, 6/15/2026	20,329
20,000	Boeing Co. (The), 2.950%, 2/01/2030	20,392
5,000	Boeing Co. (The), 3.100%, 5/01/2026	5,285
10,000	Boeing Co. (The), 3.200%, 3/01/2029	10,406
5,000	Boeing Co. (The), 3.250%, 2/01/2035	5,000
5,000	Boeing Co. (The), 3.375%, 6/15/2046	4,815
5,000	Boeing Co. (The), 3.500%, 3/01/2039	5,012
15,000	Boeing Co. (The), 3.550%, 3/01/2038	15,236
220,000	Boeing Co. (The), 3.625%, 2/01/2031	235,512
5,000	Boeing Co. (The), 3.625%, 3/01/2048	4,909
40,000	Boeing Co. (The), 3.750%, 2/01/2050	40,554
15,000	Boeing Co. (The), 3.825%, 3/01/2059	14,714
10,000	Boeing Co. (The), 3.850%, 11/01/2048	10,189
15,000	Boeing Co. (The), 3.900%, 5/01/2049	15,441
30,000	Boeing Co. (The), 3.950%, 8/01/2059	30,789
40,000	Boeing Co. (The), 5.150%, 5/01/2030	46,948
20,000	Boeing Co. (The), 5.805%, 5/01/2050	26,659
30,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	32,492
20,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030	22,574
5,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	4,963
30,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	31,762
125,000	Textron, Inc., 3.000%, 6/01/2030	131,349

		861,251

	Airlines — 0.6%
75,745	American Airlines Pass Through Trust, Series 2016-3, Class A, 3.250%, 4/15/2030	73,172
15,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	15,769
15,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	16,162
14,014	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	14,827
10,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	10,263
15,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	15,502

		145,695

	Automotive — 1.7%
60,000	Allison Transmission, Inc., 3.750%, 1/30/2031, 144A	58,350
40,000	Ford Motor Co., 9.000%, 4/22/2025	48,101
30,000	Ford Motor Co., 9.625%, 4/22/2030	42,464
170,000	General Motors Co., 5.200%, 4/01/2045	207,017
40,000	General Motors Co., 6.250%, 10/02/2043	53,878
5,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(a)	5,756

		415,566

	Banking — 10.0%
65,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(a)	67,655
50,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(a)	52,250
270,000	Bank of America Corp., MTN, 4.250%, 10/22/2026(b)	303,910
200,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	207,495
215,000	Citigroup, Inc., 4.450%, 9/29/2027(b)	244,496
250,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A(b)	269,807
150,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	160,068
390,000	Morgan Stanley, 3.625%, 1/20/2027(b)	429,912
	Banking — continued
200,000	NatWest Group PLC, (fixed rate to 6/14/2026, variable rate thereafter), 1.642%, 6/14/2027	199,987
115,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	122,845
200,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	207,255
200,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A(b)	230,700

		2,496,380

	Brokerage — 1.3%
15,000	Jefferies Group LLC, 6.250%, 1/15/2036	20,149
180,000	Jefferies Group LLC, 6.500%, 1/20/2043	249,736
60,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	60,233

		330,118

	Building Materials — 0.4%
40,000	Builders FirstSource, Inc., 6.750%, 6/01/2027, 144A	42,400
55,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	57,312

		99,712

	Cable Satellite — 3.2%
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	122,059
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	123,807
90,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	86,822
165,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	185,164
15,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.875%, 8/15/2027, 144A	15,656
40,000	DISH DBS Corp., 5.125%, 6/01/2029	39,192
5,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	5,406
200,000	Time Warner Cable LLC, 4.500%, 9/15/2042	218,868

		796,974

	Chemicals — 1.5%
70,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	79,812
15,000	FMC Corp., 3.450%, 10/01/2029	16,188
60,000	Hercules LLC, 6.500%, 6/30/2029	68,163
200,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	201,488

		365,651

	Consumer Cyclical Services — 3.5%
185,000	Expedia Group, Inc., 3.250%, 2/15/2030	191,328
50,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	49,562
45,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	45,113
115,000	Uber Technologies, Inc., 7.500%, 5/15/2025, 144A	122,590
325,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	327,234
5,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,459
115,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	121,541

		862,827

	Electric — 1.6%
15,000	AES Corp. (The), 2.450%, 1/15/2031	14,794
5,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	5,498
85,000	Calpine Corp., 3.750%, 3/01/2031, 144A	81,812
40,000	Calpine Corp., 5.125%, 3/15/2028, 144A	40,509
20,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030	22,435
35,000	NRG Energy, Inc., 4.450%, 6/15/2029, 144A	38,724
35,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	37,231

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$140,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	$127,321
20,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	21,092

		389,416

	Finance Companies — 6.6%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	161,043
105,000	Air Lease Corp., 3.125%, 12/01/2030	107,568
205,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	208,015
40,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(a)	41,850
125,000	Aircastle Ltd., 4.125%, 5/01/2024	132,966
15,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(a)	15,349
100,000	Ares Capital Corp., 2.875%, 6/15/2028	101,302
25,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	24,910
35,000	FS KKR Capital Corp., 3.400%, 1/15/2026	36,571
200,000	GE Capital Funding LLC, 4.400%, 5/15/2030	231,744
75,000	Navient Corp., 5.000%, 3/15/2027	77,250
35,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	35,111
10,000	OneMain Finance Corp., 7.125%, 3/15/2026	11,587
50,000	Owl Rock Capital Corp., 2.625%, 1/15/2027	50,088
50,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	49,907
80,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	78,176
75,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	75,844
155,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	156,356
55,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	54,587

		1,650,224

	Financial Other — 1.0%
115,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027, 144A	113,713
30,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	29,963
115,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	119,312

		262,988

	Food & Beverage — 3.0%
150,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050(b)	156,934
145,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	165,444
95,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049	115,624
10,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	10,171
50,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	53,162
60,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	60,464
190,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	191,244

		753,043

	Gaming — 0.7%
85,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 3.875%, 2/15/2029, 144A	90,525
15,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	14,826
55,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	59,331
5,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	5,618

		170,300

	Health Insurance — 0.6%
90,000	Centene Corp., 2.500%, 3/01/2031	88,763
35,000	Centene Corp., 2.625%, 8/01/2031	34,763
20,000	Centene Corp., 3.000%, 10/15/2030	20,500
5,000	Centene Corp., 4.625%, 12/15/2029	5,449

		149,475

	Healthcare — 2.3%
15,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	14,729
10,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	10,212
75,000	Cigna Corp., 4.375%, 10/15/2028	86,671
5,000	Encompass Health Corp., 4.750%, 2/01/2030	5,259
165,000	HCA, Inc., 4.125%, 6/15/2029	184,309
100,000	HCA, Inc., 5.250%, 6/15/2049	127,635
90,000	Hologic, Inc., 3.250%, 2/15/2029, 144A	90,043
25,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	25,904
30,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	31,514

		576,276

	Home Construction — 0.8%
90,000	Lennar Corp., 4.750%, 11/29/2027	104,283
70,000	PulteGroup, Inc., 6.000%, 2/15/2035	90,475

		194,758

	Independent Energy — 2.4%
150,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	163,155
10,000	Cimarex Energy Co., 4.375%, 6/01/2024	10,783
20,000	Continental Resources, Inc., 3.800%, 6/01/2024	21,016
40,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	48,350
20,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	20,768
25,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	25,585
40,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	41,086
5,000	EQT Corp., 3.125%, 5/15/2026, 144A	5,126
10,000	EQT Corp., 3.625%, 5/15/2031, 144A	10,420
5,000	EQT Corp., 5.000%, 1/15/2029	5,630
55,000	Hess Corp., 4.300%, 4/01/2027	61,086
60,000	Hess Corp., 5.600%, 2/15/2041	74,967
30,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	33,300
45,000	Ovintiv Exploration, Inc., 5.375%, 1/01/2026	50,880
20,000	Ovintiv Exploration, Inc., 5.625%, 7/01/2024	22,177

		594,329

	Industrial Other — 0.1%
20,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	20,200

	Leisure — 0.6%
55,000	Carnival Corp., 5.750%, 3/01/2027, 144A	56,856
30,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	30,750
10,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	10,375
60,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	61,369

		159,350

	Life Insurance — 0.8%
50,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	49,964
95,000	Athene Global Funding, 2.550%, 11/19/2030, 144A	95,143
30,000	Athene Holding Ltd., 3.500%, 1/15/2031	32,121
30,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	35,247

		212,475

	Lodging — 1.2%
60,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	59,100
40,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031, 144A	40,774

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Lodging — continued
$10,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	$10,037
25,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	25,500
5,000	Hyatt Hotels Corp., 5.375%, 4/23/2025	5,585
15,000	Hyatt Hotels Corp., 5.750%, 4/23/2030	18,006
3,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	3,431
25,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	28,562
20,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	20,256
20,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	20,250
75,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	77,062

		308,563

	Media Entertainment — 2.5%
25,000	AMC Networks, Inc., 4.250%, 2/15/2029	24,875
60,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	62,089
85,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	87,592
75,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	77,930
35,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	37,406
25,000	Lamar Media Corp., 3.750%, 2/15/2028	25,715
30,000	Lamar Media Corp., 4.000%, 2/15/2030	30,885
10,000	Netflix, Inc., 4.875%, 4/15/2028	11,525
120,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	141,300
115,000	ViacomCBS, Inc., 4.375%, 3/15/2043	131,555

		630,872

	Metals & Mining — 3.7%
45,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	47,587
200,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	225,525
35,000	ArcelorMittal S.A., 7.000%, 10/15/2039	49,394
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	211,500
45,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	46,501
60,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	64,875
40,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	48,050
10,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	12,313
135,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	147,502
20,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	21,995
35,000	Novelis Corp., 4.750%, 1/30/2030, 144A	36,844
10,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	9,735

		921,821

	Midstream — 2.4%
115,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	132,952
55,000	Energy Transfer LP, 4.000%, 10/01/2027	60,679
30,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	28,945
35,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	38,452
15,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	15,169
50,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	51,875
80,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	90,797
15,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	16,014
	Midstream — continued
35,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	35,940
35,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044	37,562
15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032, 144A	15,502
60,000	Valero Energy Partners LP, 4.500%, 3/15/2028	67,734

		591,621

	Paper — 0.2%
45,000	Suzano Austria GmbH, 3.750%, 1/15/2031	46,226

	Pharmaceuticals — 2.3%
245,000	Merck & Co., Inc., 2.350%, 2/10/2022(b)	246,886
50,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	54,657
70,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	67,025
250,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	215,625

		584,193

	Property & Casualty Insurance — 1.0%
175,000	Fidelity National Financial, Inc., 2.450%, 3/15/2031	174,060
65,000	Sirius International Group Ltd., 4.600%, 11/01/2026, 144A	66,369

		240,429

	REITs – Apartments — 0.0%
10,000	American Homes 4 Rent, 2.375%, 7/15/2031	9,906

	REITs – Mortgage — 0.2%
15,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	14,850
25,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	25,311

		40,161

	REITs – Office Property — 0.0%
10,000	Corporate Office Properties LP, 2.750%, 4/15/2031	10,101

	REITs – Shopping Centers — 0.8%
115,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	128,414
75,000	SITE Centers Corp., 3.625%, 2/01/2025	79,476

		207,890

	Restaurants — 1.0%
125,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	126,901
45,000	Yum! Brands, Inc., 4.625%, 1/31/2032	48,038
60,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	65,029

		239,968

	Retailers — 0.8%
55,000	Carvana Co., 5.625%, 10/01/2025, 144A	56,864
92,525	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	102,158
20,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	20,796
10,000	Murphy Oil USA, Inc., 3.750%, 2/15/2031, 144A	10,063

		189,881

	Sovereigns — 0.8%
200,000	Mexico Government International Bond, 4.280%, 8/14/2041	204,060

	Technology — 4.8%
85,000	Avnet, Inc., 4.625%, 4/15/2026	94,794
115,000	Broadcom, Inc., 4.300%, 11/15/2032	128,873
130,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	123,651

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$60,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	$59,925
5,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	5,123
55,000	IHS Markit Ltd., 4.250%, 5/01/2029	62,679
60,000	Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	63,674
35,000	Jabil, Inc., 1.700%, 4/15/2026	35,184
30,000	Marvell Technology, Inc., 2.450%, 4/15/2028, 144A	30,563
25,000	Marvell Technology, Inc., 2.950%, 4/15/2031, 144A	25,697
265,000	Micron Technology, Inc., 4.663%, 2/15/2030	305,876
25,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	25,286
60,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	61,650
60,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	63,264
10,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	11,558
60,000	SYNNEX Corp., 1.750%, 8/09/2026, 144A	59,358
35,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	39,749

		1,196,904

	Treasuries — 15.6%
135,000	U.S. Treasury Bond, 1.125%, 8/15/2040	116,174
430,000	U.S. Treasury Bond, 1.875%, 2/15/2051	410,045
1,705,000	U.S. Treasury Note, 0.125%, 1/31/2023(b)(c)	1,704,134
780,000	U.S. Treasury Note, 0.125%, 4/30/2023	778,964
875,000	U.S. Treasury Note, 0.250%, 9/30/2023	874,317

		3,883,634

	Wireless — 2.7%
80,000	Crown Castle International Corp., 2.500%, 7/15/2031	79,935
70,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	67,638
30,000	Sprint Capital Corp., 6.875%, 11/15/2028	38,400
130,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	135,622
65,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	68,551
265,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	292,603

		682,749

	Wirelines — 1.4%
130,000	AT&T, Inc., 3.650%, 6/01/2051(b)	132,468
150,000	Telefonica Emisiones S.A., 5.520%, 3/01/2049	196,311
20,000	Verizon Communications, Inc., 2.850%, 9/03/2041	19,520

		348,299

	Total Non-Convertible Bonds (Identified Cost $21,349,732)	21,844,286

Convertible Bonds — 5.1%
	Airlines — 0.6%
20,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	19,597
80,000	Southwest Airlines Co., 1.250%, 5/01/2025	119,500

		139,097

	Cable Satellite — 1.5%
25,000	DISH Network Corp., Zero Coupon, 0.000%, 12/15/2025, 144A(d)	29,875
340,000	DISH Network Corp., 3.375%, 8/15/2026	353,430

		383,305

	Consumer Cyclical Services — 0.3%
25,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(d)	26,992
25,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.003%, 2/15/2026, 144A(e)	22,007
35,000	Uber Technologies, Inc., Zero Coupon, 0.000%, 12/15/2025, 144A(d)	34,042

		83,041

	Gaming — 0.1%
10,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	31,910

	Healthcare — 0.5%
120,000	Teladoc Health, Inc., 1.250%, 6/01/2027	120,532

	Media Entertainment — 0.2%
35,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(d)	32,492
5,000	Zynga, Inc., Zero Coupon, 0.779%, 12/15/2026, 144A(d)	4,828

		37,320

	Pharmaceuticals — 1.2%
240,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	240,198
15,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027, 144A(d)	17,175
25,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(d)	22,718
10,000	Livongo Health, Inc., 0.875%, 6/01/2025	13,211

		293,302

	Technology — 0.7%
80,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	132,086
40,000	Splunk, Inc., 1.125%, 6/15/2027	39,225

		171,311

	Total Convertible Bonds (Identified Cost $1,204,578)	1,259,818

	Total Bonds and Notes (Identified Cost $22,554,310)	23,104,104

Collateralized Loan Obligations — 3.0%
250,000	AIMCO CLO Ltd., Series 2021-14A, Class D, 3-month LIBOR + 2.900%, 3.098%, 4/20/2034, 144A(f)	249,995
250,000	Fillmore Park CLO Ltd., Series 2018-1A, Class D, 3-month LIBOR + 2.900%, 3.026%, 7/15/2030, 144A(f)	249,998
250,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 3.384%, 4/20/2034, 144A(f)	251,339

	Total Collateralized Loan Obligations (Identified Cost $750,000)	751,332

Shares
Preferred Stocks — 2.8%
Convertible Preferred Stocks — 2.8%
	Banking — 1.0%
97	Bank of America Corp., Series L, 7.250%	139,915
83	Wells Fargo & Co., Class A, Series L, 7.500%	123,006

		262,921

	Food & Beverage — 0.7%
1,391	Bunge Ltd., 4.875%	165,449

	Wireless — 1.1%
250	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(g)(h)	282,692

	Total Convertible Preferred Stocks (Identified Cost $702,116)	711,062

	Total Preferred Stocks (Identified Cost $702,116)	711,062

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 2.5%
$624,662	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $624,662 on 10/01/2021 collateralized by $640,500 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $637,198 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $624,662)	$624,662

	Total Investments — 100.9% (Identified Cost $24,631,088)	25,191,160
	Other assets less liabilities — (0.9)%	(235,620)

	Net Assets — 100.0%	$24,955,540

(†)	See Note 2 of Notes to Financial Statements.
(a)	Perpetual bond with no specified maturity date.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(f)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(g)	Illiquid security. (Unaudited)
(h)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2021, the value of these securities amounted to $282,692 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $7,998,989 or 32.1% of net assets.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2021	16	$2,359,718	$2,324,000	$35,718

Industry Summary at September 30, 2021

Treasuries	15.6%
Banking	11.0
Finance Companies	6.6
Technology	5.5
Cable Satellite	4.7
Wireless	3.8
Consumer Cyclical Services	3.8
Metals & Mining	3.7
Food & Beverage	3.7
Pharmaceuticals	3.5
Aerospace & Defense	3.4
Healthcare	2.8
Media Entertainment	2.7
Independent Energy	2.4
Midstream	2.4
Other Investments, less than 2% each	19.8
Collateralized Loan Obligations	3.0
Short-Term Investments	2.5

Total Investments	100.9
Other assets less liabilities (including futures contracts)	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund

Shares	Description	Value (†)
Common Stocks — 68.3% of Net Assets
	Canada — 1.4%
1,147,249	Canada Goose Holdings, Inc.(a)	$40,968,003
362,764	Descartes Systems Group, Inc. (The)(a)	29,528,634

		70,496,637

	China — 0.8%
251,023	Alibaba Group Holding Ltd., Sponsored ADR(a)	37,163,955

	France — 0.8%
722,714	Dassault Systemes SE	38,033,194

	Hong Kong — 0.7%
2,898,200	AIA Group Ltd.	33,342,052

	India — 1.2%
2,690,437	HDFC Bank Ltd.	57,516,834

	Japan — 1.3%
1,710,461	Nomura Research Institute Ltd.	62,870,911

	Netherlands — 3.5%
229,666	ASML Holding NV	171,573,864

	Sweden — 1.1%
937,369	Atlas Copco AB, Class A	56,603,634

	Taiwan — 2.2%
5,112,000	Taiwan Semiconductor Manufacturing Co. Ltd.	105,726,810

	United Kingdom — 3.3%
557,068	Farfetch Ltd., Class A(a)	20,878,909
869,975	Halma PLC	33,183,893
370,983	Linde PLC	108,838,993

		162,901,795

	United States — 52.0%
304,439	Accenture PLC, Class A	97,396,125
964,607	Airbnb, Inc., Class A(a)	161,812,824
6,127	Alphabet, Inc., Class C(a)	16,330,354
48,559	Alphabet, Inc., Class A(a)	129,823,458
43,213	Amazon.com, Inc.(a)	141,956,434
264,894	Copart, Inc.(a)	36,746,096
219,531	Costco Wholesale Corp.	98,646,255
477,365	Cummins, Inc.	107,197,084
505,058	Danaher Corp.	153,759,858
1,709,250	Dropbox, Inc., Class A(a)	49,944,285
284,361	Estee Lauder Cos., Inc. (The), Class A	85,288,395
325,276	Facebook, Inc., Class A(a)	110,395,422
91,353	Goldman Sachs Group, Inc. (The)	34,534,175
245,807	Home Depot, Inc. (The)	80,688,606
544,589	IQVIA Holdings, Inc.(a)	130,450,849
231,630	M&T Bank Corp.	34,591,624
304,881	MasterCard, Inc., Class A	106,001,026
47,335	Mettler-Toledo International, Inc.(a)	65,197,336
133,527	Northrop Grumman Corp.	48,089,749
480,770	NVIDIA Corp.	99,596,313
809,310	Peloton Interactive, Inc., Class A(a)	70,450,435
203,465	Roper Technologies, Inc.	90,771,840
284,643	S&P Global, Inc.	120,941,964
508,609	salesforce.com, Inc.(a)	137,944,933
298,164	Sherwin-Williams Co. (The)	83,405,416
309,450	Texas Instruments, Inc.	59,479,384
270,076	UnitedHealth Group, Inc.	105,529,496
96,301	Vail Resorts, Inc.(a)	32,169,349
226,834	VeriSign, Inc.(a)	46,503,238

		2,535,642,323

	Total Common Stocks (Identified Cost $2,284,347,624)	3,331,872,009

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 30.3%
Non-Convertible Bonds — 28.3%
	Australia — 0.4%
3,010,000	Australia Government Bond, Series 133, 5.500%, 4/21/2023, (AUD)(b)	$2,359,885
800,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	826,680
670,000	GAIF Bond Issuer Pty Ltd., 3.400%, 9/30/2026, 144A(b)	725,065
3,560,000	Glencore Funding LLC, 1.625%, 9/01/2025, 144A(b)	3,574,382
4,000,000	Macquarie Group Ltd., (fixed rate to 9/23/2026, variable rate thereafter), 1.629%, 9/23/2027, 144A	3,980,484
11,610,000	New South Wales Treasury Corp., 2.000%, 3/08/2033, (AUD)(b)	8,386,569
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	100,790
1,370,000	Westpac Banking Corp., 2.650%, 1/16/2030(b)	1,457,027

		21,410,882

	Belgium — 0.1%
2,745,000	Anheuser-Busch InBev S.A., EMTN, 2.000%, 1/23/2035, (EUR)(b)	3,513,373
1,690,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/2029(b)	1,989,599

		5,502,972

	Brazil — 0.5%
1,150,000	Banco Bradesco S.A., 2.850%, 1/27/2023, 144A	1,167,388
1,035,000	Braskem Netherlands Finance BV, 4.500%, 1/10/2028	1,099,584
1,785,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030	1,899,240
22,385(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2031, (BRL)	3,859,778
2,685,000	Brazilian Government International Bond, 4.500%, 5/30/2029	2,755,615
1,085,000	Brazilian Government International Bond, 4.625%, 1/13/2028	1,140,552
2,980,000	BRF S.A., 4.875%, 1/24/2030	2,983,725
650,000	Centrais Eletricas Brasileiras S.A., 4.625%, 2/04/2030, 144A	645,775
400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	399,000
1,100,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,157,750
1,250,000	Itau Unibanco Holding S.A., 2.900%, 1/24/2023, 144A	1,268,763
2,465,000	Petrobras Global Finance BV, 5.999%, 1/27/2028	2,780,520
150,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	171,933
575,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027, 144A	644,690
2,515,000	Suzano Austria GmbH, 2.500%, 9/15/2028	2,445,837
1,185,000	Suzano Austria GmbH, 3.125%, 1/15/2032	1,144,414
550,000	Suzano Austria GmbH, 3.750%, 1/15/2031	564,988

		26,129,552

	Canada — 5.0%
790,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030, 144A	782,100
375,651	Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029, 144A(b)	371,493

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Canada — continued
$757,528	Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.300%, 7/15/2031, 144A(b)	$772,853
1,210,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	1,275,090
1,010,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,092,642
4,500,000	Bank of Montreal, (fixed rate to 1/22/2026, variable rate thereafter), MTN, 0.949%, 1/22/2027(b)	4,427,190
2,675,000	Bank of Nova Scotia (The), 1.050%, 3/02/2026(b)	2,644,847
2,525,000	Bank of Nova Scotia (The), 1.300%, 9/15/2026	2,506,444
2,835,000	Bell Telephone Co. of Canada/Bell Canada (The), MTN, 3.600%, 9/29/2027, (CAD)	2,410,377
1,735,000	Brookfield Finance I UK PLC, 2.340%, 1/30/2032	1,707,176
1,015,000	Brookfield Finance, Inc., 3.900%, 1/25/2028(b)	1,126,046
2,715,000	Brookfield Renewable Partners ULC, MTN, 4.250%, 1/15/2029, (CAD)	2,408,003
63,600,000	Canadian Government Bond, 0.250%, 2/01/2023, (CAD)(b)	50,104,709
61,465,000	Canadian Government Bond, 0.250%, 5/01/2023, (CAD)(b)	48,366,443
11,680,000	Canadian Government Bond, 0.500%, 3/01/2022, (CAD)(b)	9,233,341
89,175,000	Canadian Government Bond, 0.500%, 9/01/2025, (CAD)(b)	69,142,659
970,000	Canadian Imperial Bank of Commerce, 3.500%, 9/13/2023(b)	1,028,195
1,800,000	Canadian Imperial Bank of Commerce, (fixed rate to 7/22/2022, variable rate thereafter), 2.606%, 7/22/2023(b)	1,831,780
800,000	CPPIB Capital, Inc., 0.375%, 6/20/2024, 144A, (EUR)(b)	945,732
4,695,000	Enbridge Gas, Inc., MTN, 2.900%, 4/01/2030, (CAD)	3,871,132
430,000	Enbridge, Inc., 2.900%, 7/15/2022(b)	437,651
4,770,000	Enbridge, Inc., MTN, 2.990%, 10/03/2029, (CAD)	3,866,276
905,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)(b)	723,814
2,965,000	Federation des Caisses Desjardins du Quebec, (fixed rate to 5/26/2025, variable rate thereafter), 2.856%, 5/26/2030, (CAD)	2,423,547
197,076	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)(b)	153,248
4,670,000	Ontario Power Generation, Inc., MTN, 2.977%, 9/13/2029, (CAD)	3,874,264
5,000,000	Province of British Columbia Canada, Series 10, 1.750%, 9/27/2024(b)	5,167,098
2,355,000	Province of Quebec Canada, 2.300%, 9/01/2029, (CAD)(b)	1,925,779
2,725,000	Royal Bank of Canada, 0.875%, 1/20/2026(b)	2,682,519
2,040,000	Royal Bank of Canada, 1.200%, 4/27/2026(b)	2,027,387
2,475,000	Royal Bank of Canada, GMTN, 2.250%, 11/01/2024(b)	2,583,555
2,960,000	Shaw Communications, Inc., 3.300%, 12/10/2029, (CAD)	2,415,487
2,500,000	Toronto-Dominion Bank (The), 2.100%, 7/15/2022, 144A(b)	2,537,107
1,690,000	Toronto-Dominion Bank (The), GMTN, 3.500%, 7/19/2023(b)	1,785,340
1,675,000	Toronto-Dominion Bank (The), MTN, 1.150%, 6/12/2025(b)	1,678,708
1,580,000	Videotron Ltd., 5.125%, 4/15/2027, 144A	1,635,300

		241,965,332

	Chile — 0.3%
950,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	1,027,168
1,500,000	Chile Government International Bond, 2.450%, 1/31/2031(b)	1,484,895
1,005,000	Chile Government International Bond, 2.550%, 1/27/2032(b)	995,784
2,580,000	Colbun S.A., 3.150%, 3/06/2030	2,650,950
1,960,000	Corp. Nacional del Cobre de Chile, 3.000%, 9/30/2029, 144A(b)	2,002,920
570,000	Corp. Nacional del Cobre de Chile, 3.750%, 1/15/2031, 144A(b)	613,176
595,000	Empresa Nacional de Telecomunicaciones S.A., 3.050%, 9/14/2032, 144A	584,588
1,980,000	Empresa Nacional del Petroleo, 3.450%, 9/16/2031, 144A	1,940,697
525,000	Enel Chile S.A., 4.875%, 6/12/2028(b)	601,125
2,690,000	Engie Energia Chile S.A., 3.400%, 1/28/2030	2,763,975
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A(b)	834,400
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A(b)	1,216,611

		16,716,289

	China — 1.0%
920,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027(b)	985,416
795,000	Baidu, Inc., 3.875%, 9/29/2023(b)	839,448
67,500,000	China Government Bond, 4.000%, 11/30/2035, (CNY)(b)	11,930,048
98,500,000	China Government Bond, 2.200%, 7/27/2025, (CNY)(b)	15,109,816
6,500,000	China Government Bond, 3.390%, 5/21/2025, (CNH)(b)	1,039,091
500,000	China Government Bond, 3.480%, 6/29/2027, (CNH)(b)	81,417
25,000,000	China Government Bond, 3.900%, 7/04/2036, (CNH)(b)	4,268,256
2,600,000	Country Garden Holdings Co. Ltd., 2.700%, 7/12/2026	2,415,187
2,435,000	Country Garden Holdings Co. Ltd., 8.000%, 1/27/2024	2,516,060
905,000	Industrial & Commercial Bank of China Ltd., 2.957%, 11/08/2022(b)	926,928
2,750,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031	2,448,654
2,750,000	Sunac China Holdings Ltd., 5.950%, 4/26/2024	2,213,942
625,000	Tencent Holdings Ltd., 2.880%, 4/22/2031, 144A	637,917
500,000	Tencent Holdings Ltd., 2.985%, 1/19/2023, 144A(b)	513,300
1,175,000	Tencent Holdings Ltd., 3.280%, 4/11/2024, 144A(b)	1,239,402
1,270,000	Weibo Corp., 3.500%, 7/05/2024(b)	1,322,983

		48,487,865

	Colombia — 0.4%
1,395,000	Colombia Government International Bond, 3.125%, 4/15/2031	1,305,762
2,536,000	Ecopetrol S.A., 5.875%, 5/28/2045	2,561,360
1,300,000	Empresas Publicas de Medellin ESP, 4.250%, 7/18/2029, 144A	1,294,475
1,026,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	1,123,470
1,035,000	Millicom International Cellular S.A., 6.625%, 10/15/2026	1,087,785

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Colombia — continued
$575,000	Republic of Colombia, 3.875%, 4/25/2027	$595,913
7,073,300,000	Republic of Colombia, Series B, 6.250%, 11/26/2025, (COP)	1,860,368
29,559,900,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(b)	8,040,435
870,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	989,016

		18,858,584

	Denmark — 0.1%
2,055,000	Orsted A/S, EMTN, 2.125%, 5/17/2027, (GBP)	2,886,056

	Dominican Republic — 0.1%
2,160,000	Dominican Republic, 4.500%, 1/30/2030, 144A	2,197,822
1,155,000	Dominican Republic, 4.875%, 9/23/2032, 144A	1,178,111
590,000	Dominican Republic, 5.950%, 1/25/2027, 144A	662,806
995,000	Dominican Republic, 6.000%, 7/19/2028, 144A	1,122,042
425,000	Dominican Republic, 8.625%, 4/20/2027, 144A	512,975

		5,673,756

	Egypt — 0.1%
1,515,000	Egypt Government International Bond, 5.250%, 10/06/2025	1,545,603
1,435,000	Egypt Government International Bond, 7.625%, 5/29/2032	1,430,021

		2,975,624

	Finland — 0.1%
3,575,000	Nordea Bank Abp, 0.750%, 8/28/2025, 144A(b)	3,534,717

	France — 0.3%
205,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A(b)	226,400
890,000	BNP Paribas S.A., (fixed rate to 6/09/2025, variable rate thereafter), 2.219%, 6/09/2026, 144A(b)	913,479
1,415,000	Caisse d’Amortissement de la Dette Sociale, 1.875%, 2/12/2022(b)	1,423,745
250,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A(b)	266,629
4,500,000	Credit Agricole S.A., (fixed rate to 1/26/2026, variable rate thereafter), 1.247%, 1/26/2027, 144A(b)	4,436,404
1,300,000	Edenred, 1.875%, 3/06/2026, (EUR)(b)	1,622,197
1,400,000	Engie S.A., 1.250%, 10/24/2041, (EUR)(b)	1,637,469
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 1.625%, 11/27/2027, (EUR)	615,135
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 0.625%, 3/27/2023, (EUR)	584,625
1,015,000	Societe Generale S.A., 4.750%, 11/24/2025, 144A(b)	1,126,398
230,000	SPCM S.A., 3.125%, 3/15/2027, 144A	230,276
215,000	SPCM S.A., 3.375%, 3/15/2030, 144A	214,833

		13,297,590

	Germany — 0.2%
1,165,000	BMW U.S. Capital LLC, 3.150%, 4/18/2024, 144A(b)	1,235,447
1,395,000	BMW U.S. Capital LLC, 4.150%, 4/09/2030, 144A(b)	1,609,029
1,255,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	1,295,768
680,000	Deutsche Bank AG, (fixed rate to 5/28/2031, variable rate thereafter), 3.035%, 5/28/2032	689,934
3,790,000	Kreditanstalt fuer Wiederaufbau, EMTN, 1.250%, 8/28/2023, (NOK)(b)	434,523
1,450,000	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026, 144A(b)	1,514,533
	Germany — continued
490,000	Volkswagen Group of America Finance LLC, 1.625%, 11/24/2027, 144A(b)	484,763
420,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A(b)	449,026

		7,713,023

	Hong Kong — 0.1%
355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(b)	375,597
1,405,000	AIA Group Ltd., 3.600%, 4/09/2029(b)	1,538,541
1,135,000	AIA Group Ltd., 3.900%, 4/06/2028, 144A(b)	1,262,120

		3,176,258

	India — 0.2%
1,195,000	Adani Ports & Special Economic Zone Ltd., 3.100%, 2/02/2031, 144A	1,140,711
2,480,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027	2,601,346
2,940,000	Bharti Airtel Ltd., 3.250%, 6/03/2031	2,955,828
2,790,000	Export-Import Bank of India, 2.250%, 1/13/2031, 144A	2,588,561
1,230,000	ICICI Bank Ltd., EMTN, 3.250%, 9/09/2022	1,252,286
1,250,000	Power Finance Corp. Ltd., 3.950%, 4/23/2030, 144A	1,277,988

		11,816,720

	Indonesia — 0.2%
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	328,068
735,000	Indonesia Government International Bond, 4.750%, 1/08/2026	833,993
50,092,000,000	Indonesia Treasury Bond, Series FR75, 7.500%, 5/15/2038, (IDR)(b)	3,643,372
43,840,000,000	Indonesia Treasury Bond, Series FR82, 7.000%, 9/15/2030, (IDR)(b)	3,211,615
1,475,000	Republic of Indonesia, 2.850%, 2/14/2030(b)	1,527,289
525,000	Republic of Indonesia, 4.750%, 1/08/2026, 144A	596,479

		10,140,816

	Ireland — 0.1%
1,250,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	1,339,665
3,710,000	Ireland Government Bond, Zero Coupon, 0.029%, 10/18/2031, (EUR)(b)(c)	4,216,565
375,000	Ireland Government Bond, 3.400%, 3/18/2024, (EUR)(b)	477,214

		6,033,444

	Israel — 0.5%
10,950,000	State of Israel, 1.000%, 3/31/2030, (ILS)(b)	3,344,782
2,300,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	2,514,222
4,140,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	3,964,050
19,171,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	16,534,988

		26,358,042

	Italy — 0.6%
175,000	Assicurazioni Generali SpA, EMTN (fixed rate to 10/27/2027, variable rate thereafter), 5.500%, 10/27/2047, (EUR)	249,228
200,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	224,377
530,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	694,030

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Italy — continued
6,965,000	Italy Buoni Poliennali Del Tesoro, 1.350%, 4/01/2030, (EUR)(b)	$8,510,609
3,305,000	Italy Buoni Poliennali Del Tesoro, 2.000%, 2/01/2028, (EUR)	4,219,259
4,255,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(b)	5,040,613
1,975,000	Italy Government International Bond, 2.375%, 10/17/2024	2,048,956
3,335,000	Republic of Italy, 2.500%, 11/15/2025, (EUR)	4,264,411
630,000	UniCredit SpA, (fixed rate to 4/02/2029, variable rate thereafter), 7.296%, 4/02/2034, 144A	763,768
635,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	705,383

		26,720,634

	Japan — 0.8%
991,720,800(†††)	Japan Government CPI Linked Bond, Series 23, 0.100%, 3/10/2028, (JPY)(b)	9,169,042
2,020,350,000	Japan Government Thirty Year Bond, Series 62, 0.500%, 3/20/2049, (JPY)(b)	17,557,322
2,020,000	Mizuho Financial Group, Inc., 2.564%, 9/13/2031	1,991,523
2,000,000	Mizuho Financial Group, Inc., (fixed rate to 7/10/2023, variable rate thereafter), 1.241%, 7/10/2024(b)	2,023,340
2,000,000	Nomura Holdings, Inc., 1.851%, 7/16/2025(b)	2,029,766
3,050,000	Sumitomo Mitsui Financial Group, Inc., 1.402%, 9/17/2026	3,024,997
1,445,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029(b)	1,531,050
2,790,000	Toyota Motor Corp., 2.362%, 3/25/2031(b)	2,884,950

		40,211,990

	Korea — 0.9%
765,000	Export-Import Bank of Korea, 3.000%, 11/01/2022(b)	786,170
160,900,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)(b)	2,205,931
636,300,000	Export-Import Bank of Korea, MTN, 6.900%, 2/07/2023, (INR)(b)(d)(e)	8,767,057
1,100,000	Hyundai Capital Services, Inc., 3.750%, 3/05/2023, 144A(b)	1,144,910
1,650,000	Kia Corp., 1.750%, 10/16/2026, 144A	1,652,475
1,575,000	Kia Corp., 3.000%, 4/25/2023, 144A(b)	1,631,858
2,720,000	Kookmin Bank, 1.375%, 5/06/2026, 144A(b)	2,714,696
1,515,000	Korea East-West Power Co. Ltd., 1.750%, 5/06/2025, 144A(b)	1,540,210
910,000	Korea Gas Corp., 2.750%, 7/20/2022, 144A(b)	926,544
670,000	KT Corp., 2.500%, 7/18/2026, 144A(b)	700,632
1,180,000	LG Chem Ltd., 3.250%, 10/15/2024, 144A(b)	1,259,787
4,500,000,000	Republic of Korea, 0.875%, 12/10/2023, (KRW)(b)	3,748,291
4,500,000,000	Republic of Korea, 1.125%, 9/10/2025, (KRW)(b)	3,697,444
13,130,550,000	Republic of Korea, 1.500%, 12/10/2030, (KRW)(b)	10,413,222
1,440,000,000	Republic of Korea, Series 2209, 2.000%, 9/10/2022, (KRW)(b)	1,226,485
770,000	Shinhan Bank Co. Ltd., 3.875%, 3/24/2026, 144A(b)	837,629
2,765,000	SK Hynix, Inc., 2.375%, 1/19/2031, 144A	2,683,767
	Korea — continued
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A(b)	177,969

		46,115,077

	Luxembourg — 0.0%
920,000	ArcelorMittal S.A., 6.750%, 3/01/2041	1,264,425

	Malaysia — 0.1%
28,570,000	Malaysia Government Bond, 3.480%, 3/15/2023, (MYR)(b)	6,969,624

	Mexico — 1.0%
620,000	Alfa SAB de CV, 6.875%, 3/25/2044	824,600
770,000	America Movil SAB de CV, 2.125%, 3/10/2028, (EUR)(b)	987,633
860,000	America Movil SAB de CV, 2.875%, 5/07/2030(b)	894,631
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)(b)	483,250
730,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A(b)	815,921
1,905,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	1,906,143
855,000	Cemex SAB de CV, 5.450%, 11/19/2029	926,606
400,000	Cemex SAB de CV, 7.375%, 6/05/2027, 144A	443,096
1,775,000	Coca-Cola Femsa SAB de CV, 2.750%, 1/22/2030(b)	1,830,309
1,205,000	Comision Federal de Electricidad, 4.750%, 2/23/2027(b)	1,349,600
800,000	Gruma SAB de CV, 4.875%, 12/01/2024(b)	883,008
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	337,088
840,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A(b)	837,228
1,707,184(††††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)(b)	7,886,551
1,294,043(††††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)(b)	6,705,339
637,836(††††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)(b)	3,284,740
724,558(††††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)(b)	3,565,977
2,665,000	Mexico Government International Bond, 3.250%, 4/16/2030(b)	2,728,880
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)(b)	246,671
1,850,000	Orbia Advance Corp. SAB de CV, 1.875%, 5/11/2026, 144A	1,852,960
1,240,000	Orbia Advance Corp. SAB de CV, 4.000%, 10/04/2027	1,351,612
3,505,000	Petroleos Mexicanos, 5.950%, 1/28/2031	3,397,747
100,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	121,400
835,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026	911,845
2,090,000	Sigma Finance Netherlands BV, 4.875%, 3/27/2028	2,382,600
1,010,000	Unifin Financiera SAB de CV, 7.250%, 9/27/2023	1,012,414
2,195,000	Unifin Financiera SAB de CV, 9.875%, 1/28/2029	2,205,997

		50,173,846

	Netherlands — 0.1%
870,000	Cooperatieve Rabobank U.A., 4.375%, 8/04/2025(b)	964,030

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Netherlands — continued
$1,725,000	ING Groep NV, (fixed rate to 7/01/2025, variable rate thereafter), 1.400%, 7/01/2026, 144A(b)	$1,729,395

		2,693,425

	New Zealand — 0.3%
3,495,000	ANZ New Zealand International Ltd., 1.250%, 6/22/2026, 144A(b)	3,479,917
2,200,000	Bank of New Zealand, 1.000%, 3/03/2026, 144A(b)	2,164,467
5,000,000	Fonterra Co-operative Group Ltd., MTN, 5.500%, 2/26/2024, (AUD)(b)	4,032,999
6,310,000	New Zealand Government Bond, 1.500%, 5/15/2031, (NZD)(b)	4,163,742
3,575,000	New Zealand Government Bond, 3.000%, 4/20/2029, (NZD)(b)	2,666,033

		16,507,158

	Nigeria — 0.0%
1,975,000	Nigeria Government International Bond, 6.125%, 9/28/2028, 144A	1,981,636

	Norway — 0.3%
3,660,000	DNB Bank ASA, (fixed rate to 5/25/2026, variable rate thereafter), 1.535%, 5/25/2027, 144A(b)	3,661,669
2,790,000	Equinor ASA, 3.625%, 4/06/2040(b)	3,117,231
16,500,000	Norway Government Bond, Series 478, 1.500%, 2/19/2026, 144A, (NOK)(b)	1,896,592
46,500,000	Norway Government Bond, Series 482, 1.375%, 8/19/2030, 144A, (NOK)(b)	5,233,873

		13,909,365

	Panama — 0.0%
1,485,000	Cable Onda S.A., 4.500%, 1/30/2030, 144A	1,557,765

	Paraguay — 0.1%
1,420,000	Paraguay Government International Bond, 4.950%, 4/28/2031, 144A	1,601,760
800,000	Republic of Paraguay, 5.000%, 4/15/2026, 144A	888,008

		2,489,768

	Peru — 0.1%
3,220,000	Corp. Financiera de Desarrollo S.A., 2.400%, 9/28/2027, 144A	3,202,708
2,005,000	Peruvian Government International Bond, 2.392%, 1/23/2026(b)	2,045,742
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A(b)	1,138,200

		6,386,650

	Philippines — 0.0%
1,060,000	Philippine Government International Bond, 2.457%, 5/05/2030(b)	1,084,020

	Poland — 0.2%
26,400,000	Republic of Poland Government Bond, 1.250%, 10/25/2030, (PLN)(b)	6,200,324
12,970,000	Republic of Poland Government Bond, 3.250%, 7/25/2025, (PLN)(b)	3,508,887

		9,709,211

	Portugal — 0.1%
3,590,000	EDP Finance BV, 1.710%, 1/24/2028, 144A	3,524,016

	Qatar — 0.1%
1,770,000	Ooredoo International Finance Ltd., 2.625%, 4/08/2031, 144A	1,802,285
1,600,000	Qatar Petroleum, 2.250%, 7/12/2031, 144A(b)	1,584,640

		3,386,925

	Romania — 0.2%
29,970,000	Romania Government Bond, 4.150%, 10/24/2030, (RON)	6,996,914
1,100,000	Romania Government International Bond, 2.000%, 4/14/2033, 144A, (EUR)	1,214,680

		8,211,594

	Singapore — 0.3%
785,000	BOC Aviation Ltd., 2.750%, 9/18/2022, 144A(b)	797,073
1,450,000	BOC Aviation Ltd., 3.250%, 4/29/2025, 144A(b)	1,518,784
860,000	BOC Aviation USA Corp., 1.625%, 4/29/2024, 144A	866,609
345,000	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.520%, 12/11/2028, 144A(b)	369,750
4,510,000	Republic of Singapore, 2.750%, 7/01/2023, (SGD)(b)	3,452,237
10,055,000	Singapore Government Bond, 2.125%, 6/01/2026, (SGD)(b)	7,801,623

		14,806,076

	South Africa — 0.5%
1,400,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	1,390,635
1,400,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A(b)	1,689,693
1,420,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024	1,485,607
930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	972,968
116,835,000	Republic of South Africa, Series 2035, 8.875%, 2/28/2035, (ZAR)	6,893,252
39,185,000	Republic of South Africa, Series R213, 7.000%, 2/28/2031, (ZAR)	2,189,442
7,585,000	South Africa Government International Bond, 5.750%, 9/30/2049	7,224,712

		21,846,309

	Spain — 0.4%
2,300,000	Banco Bilbao Vizcaya Argentaria S.A., GMTN, 0.750%, 9/11/2022, (EUR)(b)	2,693,218
400,000	Banco Santander S.A., 3.125%, 2/23/2023(b)	414,243
2,000,000	Banco Santander S.A., (fixed rate to 9/14/2026, variable rate thereafter), 1.722%, 9/14/2027	1,990,706
600,000	CaixaBank S.A., (fixed rate to 4/17/2025, variable rate thereafter), EMTN, 2.250%, 4/17/2030, (EUR)	731,502
500,000	CaixaBank S.A., (fixed rate to 7/14/2023, variable rate thereafter), EMTN, 2.750%, 7/14/2028, (EUR)	603,628
3,700,000	Cellnex Telecom S.A., EMTN, 1.750%, 10/23/2030, (EUR)	4,220,106
270,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	275,737
700,000	Naturgy Finance BV, EMTN, 1.500%, 1/29/2028, (EUR)(b)	870,640
430,000	Spain Government Bond, 1.600%, 4/30/2025, 144A, (EUR)(b)	534,351
2,525,000	Spain Government Bond, 1.950%, 7/30/2030, 144A, (EUR)(b)	3,355,077
2,565,000	Spain Government Bond, 4.400%, 10/31/2023, 144A, (EUR)(b)	3,278,529

		18,967,737

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supranationals — 0.3%
$1,495,000	Corporacion Andina de Fomento, 2.375%, 5/12/2023(b)	$1,536,367
1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022(b)	1,146,183
3,360,000	European Investment Bank, 1.750%, 7/30/2024, 144A, (CAD)(b)	2,715,270
2,560,000	International Bank for Reconstruction & Development, 0.250%, 12/23/2022, (SEK)(b)	293,091
10,030,000	International Bank for Reconstruction & Development, 1.200%, 7/22/2026, (CAD)(b)	7,867,841
16,750,000	Nordic Investment Bank, EMTN, 1.500%, 3/13/2025, (NOK)(b)	1,918,633

		15,477,385

	Sweden — 0.1%
1,675,000	Svenska Handelsbanken AB, 0.625%, 6/30/2023, 144A(b)	1,683,034
38,000,000	Sweden Government Bond, 0.125%, 5/12/2031, 144A, (SEK)(b)	4,221,211

		5,904,245

	Switzerland — 0.1%
930,000	Credit Suisse AG, 2.950%, 4/09/2025(b)	985,836
2,180,000	Credit Suisse Group AG, (fixed rate to 4/01/2030, variable rate thereafter), 4.194%, 4/01/2031, 144A(b)	2,441,707
1,500,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A	1,533,789
1,375,000	Novartis Capital Corp., 2.000%, 2/14/2027(b)	1,421,187
340,000	Willow No. 2 (Ireland) PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/01/2025, variable rate thereafter), 4.250%, 10/01/2045(b)	367,669

		6,750,188

	Tanzania — 0.0%
985,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	1,034,250

	Thailand — 0.1%
1,570,000	Kasikornbank PCL, EMTN, 3.256%, 7/12/2023(b)	1,637,227
950,000	Thaioil Treasury Center Co. Ltd., 3.625%, 1/23/2023, 144A(b)	976,895

		2,614,122

	Trinidad — 0.0%
415,000	Trinidad Generation Unlimited, 5.250%, 11/04/2027, 144A	424,860

	Turkey — 0.4%
2,045,000	Aydem Yenilenebilir Enerji A/S, 7.750%, 2/02/2027, 144A	1,991,830
2,250,000	TC Ziraat Bankasi A/S, 5.375%, 3/02/2026, 144A	2,183,036
2,830,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025	3,060,079
525,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025, 144A	567,683
2,875,000	Turkcell Iletisim Hizmetleri AS, 5.800%, 4/11/2028	3,051,237
6,970,000	Turkey Government International Bond, 5.250%, 3/13/2030	6,426,953
1,345,000	Turkey Government International Bond, 7.625%, 4/26/2029	1,433,614

		18,714,432

	Ukraine — 0.0%
1,035,000	Ukraine Government International Bond, 7.253%, 3/15/2033, 144A	1,047,089

	United Arab Emirates — 0.1%
1,610,000	Abu Dhabi Crude Oil Pipeline LLC, 3.650%, 11/02/2029(b)	1,789,112
1,295,000	Abu Dhabi Government International Bond, 3.125%, 4/16/2030, 144A(b)	1,405,464

		3,194,576

	United Kingdom — 0.3%
95,000	Avon Products, Inc., 8.450%, 3/15/2043	120,175
1,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A(b)	1,476,900
1,420,000	Diageo Capital PLC, 2.125%, 4/29/2032(b)	1,411,988
635,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023(b)	676,078
400,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024(b)	439,241
1,125,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025(b)	1,212,963
1,395,000	Nationwide Building Society, (fixed rate to 7/18/2029, variable rate thereafter), 3.960%, 7/18/2030, 144A(b)	1,550,753
1,190,000	NatWest Markets PLC, 0.800%, 8/12/2024, 144A	1,187,489
235,000	Network Rail Infrastructure Finance PLC, EMTN, 4.750%, 1/22/2024, (GBP)(b)	346,691
1,455,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A	1,443,510
250,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)(b)	316,568
1,035,000	United Kingdom Gilt, 2.750%, 9/07/2024, (GBP)(b)	1,488,800
1,660,000	Vodafone Group PLC, 4.375%, 5/30/2028(b)	1,906,481

		13,577,637

	United States — 11.0%
165,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	181,437
315,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(f)	322,340
480,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	499,200
1,145,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(f)	1,191,773
965,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(f)	1,008,425
435,000	AMC Networks, Inc., 4.250%, 2/15/2029	432,825
70,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	63,077
1,416,756	American Airlines Pass Through Trust, Series 2016-1, Class B, 5.250%, 7/15/2025	1,398,381
1,208,651	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	1,163,665
336,330	American Airlines Pass Through Trust, Series 2017-1B, Class B, 4.950%, 8/15/2026	337,287
438,909	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	424,222
3,910,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	4,838,625
220,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	231,275
255,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	274,763

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
3,975,000	Apple, Inc., Series MPLE, 2.513%, 8/19/2024, (CAD)(b)	$3,256,136
260,000	Aptiv PLC, 1.600%, 9/15/2028, (EUR)	322,744
1,300,000	Ashland LLC, 3.375%, 9/01/2031, 144A	1,311,375
915,000	AT&T, Inc., 3.500%, 9/15/2053	905,594
804,000	AT&T, Inc., 3.650%, 9/15/2059	801,526
945,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	944,315
2,865,000	Bank of America Corp., (fixed rate to 9/15/2026, variable rate thereafter), 1.978%, 9/15/2027, (CAD)(b)	2,257,596
2,345,000	Bank of America Corp., MTN, (fixed rate to 6/14/2023, variable rate thereafter), 0.523%, 6/14/2024(b)	2,344,009
1,140,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029	1,255,425
2,240,000	Boeing Co. (The), 2.196%, 2/04/2026(b)	2,256,513
140,000	Boeing Co. (The), 3.100%, 5/01/2026	147,976
25,000	Boeing Co. (The), 3.250%, 2/01/2035	24,998
165,000	Boeing Co. (The), 3.550%, 3/01/2038	167,592
25,000	Boeing Co. (The), 3.625%, 3/01/2048	24,544
90,000	Boeing Co. (The), 3.750%, 2/01/2050	91,247
635,000	Boeing Co. (The), 3.850%, 11/01/2048	647,021
640,000	Boeing Co. (The), 3.950%, 8/01/2059	656,830
585,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023(b)	617,122
690,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	687,996
4,730,000	Carnival Corp., 5.750%, 3/01/2027, 144A	4,889,637
1,720,000	Carvana Co., 5.500%, 4/15/2027, 144A	1,755,604
260,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	255,307
12,500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	12,714,500
2,360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	2,337,875
2,510,000	Centene Corp., 2.500%, 3/01/2031	2,475,487
160,000	Centene Corp., 2.625%, 8/01/2031	158,918
975,000	Centene Corp., 3.000%, 10/15/2030	999,375
165,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	168,506
175,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031, 144A	183,353
1,085,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	1,046,689
6,835,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.400%, 12/01/2061	7,108,127
40,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	41,688
1,240,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	1,283,164
5,315,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	5,055,415
7,265,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	7,255,919
95,000	Continental Resources, Inc., 3.800%, 6/01/2024	99,826
920,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	1,112,050
595,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	621,775
490,000	Dana, Inc., 5.375%, 11/15/2027	516,338
940,000	DH Europe Finance II S.a.r.l., 0.750%, 9/18/2031, (EUR)(b)	1,095,378
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	59,049
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	9,553
355,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.875%, 8/15/2027, 144A	370,531
	United States — continued
705,000	DISH DBS Corp., 5.125%, 6/01/2029	690,752
3,035,000	DISH DBS Corp., 5.875%, 11/15/2024	3,263,475
1,385,000	DISH DBS Corp., 7.750%, 7/01/2026	1,563,977
310,000	DR Horton, Inc., 4.375%, 9/15/2022	318,279
160,000	Edison International, 4.950%, 4/15/2025	176,169
235,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	370,573
575,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	554,783
70,000	EQT Corp., 3.125%, 5/15/2026, 144A	71,758
145,000	EQT Corp., 3.625%, 5/15/2031, 144A	151,090
115,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	117,838
3,780,000	Expedia Group, Inc., 2.950%, 3/15/2031	3,819,917
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,526,042
2,710,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	2,835,337
6,640,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	7,976,300
3,005,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	3,699,906
2,710,000	General Motors Co., 5.200%, 4/01/2045	3,300,089
405,000	General Motors Co., 6.250%, 10/02/2043	545,514
100,000	General Motors Financial Co., Inc., EMTN, 0.955%, 9/07/2023, (EUR)	117,938
635,000	General Motors Financial Co., Inc., EMTN, 2.250%, 9/06/2024, (GBP)	876,578
770,000	General Motors Financial of Canada Ltd., Series 5, 3.250%, 11/07/2023, (CAD)	631,885
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	491,675
855,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	847,519
2,340,000	Goldman Sachs Group, Inc. (The), (fixed rate to 9/10/2023, variable rate thereafter), 0.657%, 9/10/2024	2,340,796
975,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	1,113,469
830,000	HCA, Inc., 3.500%, 9/01/2030	879,294
20,000	HCA, Inc., 4.750%, 5/01/2023	21,251
1,275,000	HCA, Inc., 5.250%, 6/15/2049	1,627,345
4,285,000	HCA, Inc., 5.375%, 9/01/2026	4,905,554
245,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	247,756
660,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	662,475
470,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	479,400
3,065,000	Hyundai Capital America, 0.875%, 6/14/2024, 144A	3,048,855
1,000,000	Hyundai Capital America, 2.650%, 2/10/2025(b)	1,038,724
835,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A(b)	867,334
1,585,000	Hyundai Capital America, 2.750%, 9/27/2026, 144A(b)	1,643,062
1,395,000	Hyundai Capital America, 6.375%, 4/08/2030, 144A(b)	1,791,335
11,250,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	11,235,937
1,085,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	1,118,092
620,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	644,217
2,160,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	2,308,500
1,135,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	1,188,912

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$200,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	$207,260
745,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	775,195
7,760,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	7,878,961
1,875,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	1,953,825
1,135,000	John Deere Capital Corp., MTN, 0.450%, 6/07/2024	1,131,764
3,185,000	John Deere Financial, Inc., 1.340%, 9/08/2027, (CAD)	2,429,336
2,435,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	2,778,311
1,970,000	Kraft Heinz Foods Co., 5.500%, 6/01/2050	2,599,160
760,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	776,388
345,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	358,738
60,000	Lumen Technologies, Inc., 5.625%, 4/01/2025	65,250
870,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	880,875
44,000	Masco Corp., 6.500%, 8/15/2032	58,150
615,000	Medtronic Global Holdings SCA, 1.125%, 3/07/2027, (EUR)(b)	749,728
2,355,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	2,560,874
1,025,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	1,063,355
25,000	MPLX LP, 4.500%, 7/15/2023	26,466
95,000	MPLX LP, 4.875%, 6/01/2025	106,165
490,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	495,615
2,135,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	2,199,050
4,605,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A(b)	5,194,693
1,370,000	Navient Corp., 5.000%, 3/15/2027	1,411,100
421,000	Navient Corp., MTN, 5.625%, 8/01/2033	400,476
4,045,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	4,146,125
790,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	819,625
835,000	Netflix, Inc., 4.875%, 4/15/2028	962,338
2,250,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	2,649,375
245,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	296,756
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	28,662
2,550,000	Nissan Motor Acceptance Co. LLC, 1.125%, 9/16/2024, 144A	2,545,206
475,000	Novelis Corp., 4.750%, 1/30/2030, 144A	500,033
775,000	NRG Energy, Inc., 3.625%, 2/15/2031, 144A	761,244
300,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	301,227
2,355,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	2,902,537
1,795,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	2,438,382
420,000	Old Republic International Corp., 4.875%, 10/01/2024	466,588
1,170,000	OneMain Finance Corp., 5.625%, 3/15/2023	1,230,659
860,000	OneMain Finance Corp., 6.875%, 3/15/2025	966,425
2,310,000	OneMain Finance Corp., 7.125%, 3/15/2026	2,676,712
130,000	OneMain Finance Corp., 8.250%, 10/01/2023	145,279
100,000	Ovintiv, Inc., 6.500%, 8/15/2034	134,868
45,000	Ovintiv, Inc., 6.500%, 2/01/2038	61,900
230,000	Ovintiv, Inc., 6.625%, 8/15/2037	315,432
30,000	Ovintiv, Inc., 7.200%, 11/01/2031	40,258
30,000	Ovintiv, Inc., 7.375%, 11/01/2031	40,694
130,000	Ovintiv, Inc., 8.125%, 9/15/2030	178,849
8,630,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	9,262,603
1,550,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	1,556,008
	United States — continued
2,120,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	2,317,473
1,250,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	1,136,794
1,645,000	Pacific Gas & Electric Co., 3.950%, 12/01/2047	1,583,037
310,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	306,404
970,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	986,606
2,165,000	Prologis Euro Finance LLC, 0.250%, 9/10/2027, (EUR)(b)	2,509,608
1,530,000	Prologis Euro Finance LLC, 0.375%, 2/06/2028, (EUR)(b)	1,783,760
365,000	Prologis LP, 2.250%, 6/30/2029, (GBP)(b)	516,716
890,000	Range Resources Corp., 4.875%, 5/15/2025	939,662
165,000	Range Resources Corp., 5.000%, 3/15/2023	171,188
1,100,000	Realty Income Corp., EMTN, 1.625%, 12/15/2030, (GBP)(b)	1,455,847
295,000	Rocket Mortgage LLC, 5.250%, 1/15/2028, 144A	317,863
4,370,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	4,270,364
6,794,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	6,870,432
10,226,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	10,315,477
2,915,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	2,893,137
790,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	773,845
4,130,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	4,224,201
810,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025(b)	867,309
1,450,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	1,401,062
1,020,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	1,100,325
525,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	589,910
435,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	442,808
140,000	Silgan Holdings, Inc., 3.250%, 3/15/2025, (EUR)	163,462
130,000	Skyworks Solutions, Inc., 1.800%, 6/01/2026	131,723
500,000	Square, Inc., 3.500%, 6/01/2031, 144A	512,865
2,785,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	2,924,250
6,900,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	7,198,425
4,305,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	4,540,202
2,805,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	3,097,175
1,695,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,945,012
420,000	Terminix Co. LLC (The), 7.450%, 8/15/2027	509,250
100,000	Thermo Fisher Scientific, Inc., EMTN, 1.500%, 10/01/2039, (EUR)	118,400
245,000	Thermo Fisher Scientific, Inc., EMTN, 1.875%, 10/01/2049, (EUR)(b)	298,213
90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	98,491
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	104,175
400,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	404,000
1,635,000	Toyota Motor Credit Corp., MTN, 2.650%, 4/12/2022(b)	1,655,913
635,000	TransDigm, Inc., 5.500%, 11/15/2027	652,463
50,000	TransDigm, Inc., 7.500%, 3/15/2027	52,375
2,615,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	2,788,244

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$615,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	$631,913
75,000	Travel & Leisure Co., 6.000%, 4/01/2027	83,117
90,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	102,489
5,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	5,500
775,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	776,938
68,117	U.S. Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	71,663
263,253	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	263,781
4,366,097	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(b)(g)	4,427,040
4,407,647	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2027(b)(g)	4,902,991
12,489,112	U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023(b)(g)	13,068,035
36,290,000	U.S. Treasury Note, 0.125%, 1/31/2023(h)	36,271,572
10,300,000	U.S. Treasury Note, 0.125%, 3/31/2023	10,289,941
9,320,000	U.S. Treasury Note, 0.125%, 4/30/2023(b)	9,307,622
23,105,000	U.S. Treasury Note, 0.125%, 5/31/2023	23,067,996
13,295,000	U.S. Treasury Note, 0.750%, 3/31/2026(b)	13,201,000
35,000,000	U.S. Treasury Note, 0.875%, 6/30/2026	34,876,953
5,130,000	U.S. Treasury Note, 1.500%, 11/30/2021	5,142,123
8,590,000	U.S. Treasury Note, 1.625%, 10/31/2026(b)	8,853,740
14,060,000	U.S. Treasury Note, 1.625%, 8/15/2029(b)	14,320,330
10,235,000	U.S. Treasury Note, 1.750%, 11/15/2029(b)(h)	10,518,062
4,515,000	U.S. Treasury Note, 1.875%, 3/31/2022(b)	4,555,564
4,700,000	U.S. Treasury Note, 2.875%, 5/15/2028(b)	5,183,770
13,090,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	13,179,994
10,745,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	11,523,905
1,080,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	1,179,225
357,118	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	355,643
2,337,237	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029(b)	2,606,440
195,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	200,119
290,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	299,701
390,000	Verizon Communications, Inc., 2.850%, 9/03/2041	380,628
3,095,000	Verizon Communications, Inc., Series MPLE, 2.500%, 5/16/2030, (CAD)	2,425,858
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	76,687
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	448,566
1,595,000	Yum! Brands, Inc., 4.625%, 1/31/2032	1,702,662

		535,610,174

	Uruguay — 0.1%
1,415,000	Uruguay Government International Bond, 4.375%, 1/23/2031(b)	1,636,066
86,955,000	Uruguay Government International Bond, 8.250%, 5/21/2031, (UYU)	2,057,367

		3,693,433

	Total Non-Convertible Bonds (Identified Cost $1,351,965,492)	1,379,237,164

Convertible Bonds — 2.0%
	United States — 2.0%
3,485,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	3,565,804
18,255,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	18,270,031
	United States — continued
5,315,000	DISH Network Corp., Zero Coupon, 0.000%, 12/15/2025, 144A(c)	6,351,425
545,000	DISH Network Corp., 2.375%, 3/15/2024	531,034
21,905,000	DISH Network Corp., 3.375%, 8/15/2026	22,770,248
4,220,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(c)	4,556,127
805,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%-0.979%, 4/01/2026, 144A(i)	731,534
305,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	298,852
1,345,000	Livongo Health, Inc., 0.875%, 6/01/2025	1,776,866
6,525,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	10,773,255
810,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-1.734%, 2/15/2026, 144A(i)	713,031
155,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	494,605
6,745,000	Southwest Airlines Co., 1.250%, 5/01/2025(b)	10,075,344
820,000	Splunk, Inc., 1.125%, 6/15/2027	804,113
9,500,000	Teladoc Health, Inc., 1.250%, 6/01/2027	9,542,147
1,100,000	Twitter, Inc., Zero Coupon, 0.000%-1.483%, 3/15/2026, 144A(i)	1,021,174
3,275,000	Uber Technologies, Inc., Zero Coupon, 0.000%, 12/15/2025, 144A(c)	3,185,365
170,000	Zynga, Inc., Zero Coupon, 0.779%-0.859%, 12/15/2026, 144A(i)	164,156

	Total Convertible Bonds (Identified Cost $93,156,750)	95,625,111

Municipals — 0.0%
	United States — 0.0%
125,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $124,989)	130,525

	Total Bonds and Notes (Identified Cost $1,445,247,231)	1,474,992,800

Senior Loans — 0.1%
	United States — 0.1%
521,874	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1-month LIBOR + 3.000%, 3.500%, 8/02/2028(j)	523,048
441,893	Jazz Financing Lux S.a.r.l., USD Term Loan, 1-month LIBOR + 3.500%, 4.000%, 5/05/2028(j)	442,392
469,394	Medline Industries, Inc., USD Term Loan B, 9/20/2028(k)	468,366
496,133	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028(j)	499,179

	Total Senior Loans (Identified Cost $1,919,951)	1,932,985

Shares
Preferred Stocks — 0.0%
Convertible Preferred Stocks — 0.0%
	United States — 0.0%
38,952	El Paso Energy Capital Trust I, 4.750% (Identified Cost $1,828,520)	1,930,072

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 0.9%
$45,159,597	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $45,159,597 on 10/01/2021 collateralized by $46,301,600 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $46,062,869 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $45,159,597)	$45,159,597

	Total Investments — 99.6% (Identified Cost $3,778,502,923)	4,855,887,463
	Other assets less liabilities — 0.4%	21,556,871

	Net Assets — 100.0%	$4,877,444,334

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents principal amount including inflation adjustments.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(d)	Illiquid security. (Unaudited)
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2021, the value of these securities amounted to $8,767,057 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Perpetual bond with no specified maturity date.
(g)	Treasury Inflation Protected Security (TIPS).
(h)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(i)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(j)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(k)	Position is unsettled. Contract rate was not determined at September 30, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $353,199,824 or 7.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

At September 30, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/15/2021	KRW	B	5,850,000,000	$5,020,597	$4,935,617	$(84,980)
Bank of America, N.A.	12/15/2021	MXN	S	256,059,000	12,673,239	12,277,219	396,020
Bank of America, N.A.	12/02/2021	BRL	S	27,000,000	5,060,255	4,910,704	149,551
Citibank, N.A.	12/15/2021	ZAR	S	71,581,000	4,913,746	4,706,949	206,797
Credit Suisse International	12/15/2021	CAD	S	254,417,000	200,926,697	200,863,281	63,416
Credit Suisse International	12/15/2021	COP	S	38,844,665,000	10,113,165	10,152,288	(39,123)
Credit Suisse International	12/15/2021	GBP	B	12,371,000	17,114,957	16,670,387	(444,570)
Credit Suisse International	12/15/2021	JPY	B	11,200,164,000	101,668,095	100,696,676	(971,419)
HSBC Bank USA	12/15/2021	AUD	B	18,075,000	13,467,231	13,071,622	(395,609)
Morgan Stanley Capital Services, Inc.	12/15/2021	EUR	B	144,681,000	171,509,820	167,839,265	(3,670,555)
Morgan Stanley Capital Services, Inc.	12/15/2021	NZD	S	6,003,000	4,274,376	4,141,899	132,477
UBS AG	12/15/2021	IDR	S	105,333,420,000	7,321,634	7,307,646	13,988
UBS AG	12/15/2021	SEK	B	7,350,000	856,151	840,125	(16,026)

Total							$(4,660,033)

At September 30, 2021, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	12/15/2021	NOK	30,959,000	EUR	2,996,891	$3,476,586	$(62,832)

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2021	185	$27,299,811	$26,871,250	$428,561
Ultra Long U.S. Treasury Bond	12/21/2021	40	7,882,086	7,642,500	239,586

Total					$668,147

Industry Summary at September 30, 2021

Treasuries	12.9%
Semiconductors & Semiconductor Equipment	8.9
IT Services	6.5
Interactive Media & Services	5.3
Software	5.2
Internet & Direct Marketing Retail	4.1
Life Sciences Tools & Services	4.0
Hotels, Restaurants & Leisure	4.0
Chemicals	3.9
Machinery	3.3
Capital Markets	3.2
Health Care Equipment & Supplies	3.1
Banking	2.2
Health Care Providers & Services	2.2
Food & Staples Retailing	2.0
Other Investments, less than 2% each	27.9
Short-Term Investments	0.9

Total Investments	99.6
Other assets less liabilities (including forward foreign currency and futures contracts)	0.4

Net Assets	100.0%

Currency Exposure Summary at September 30, 2021

United States Dollar	75.2%
Canadian Dollar	6.4
Euro	5.7
New Taiwan Dollar	2.2
Other, less than 2% each	10.1

Total Investments	99.6
Other assets less liabilities (including forward foreign currency and futures contracts)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 99.0% of Net Assets
	Aerospace & Defense — 4.1%
2,563,845	Boeing Co. (The)(a)	$563,892,069

	Air Freight & Logistics — 2.1%
2,461,694	Expeditors International of Washington, Inc.	293,261,606

	Beverages — 3.0%
4,701,484	Monster Beverage Corp.(a)	417,632,824

	Biotechnology — 5.0%
642,511	Regeneron Pharmaceuticals, Inc.(a)	388,834,807
1,682,068	Vertex Pharmaceuticals, Inc.(a)	305,110,314

		693,945,121

	Capital Markets — 2.9%
546,105	FactSet Research Systems, Inc.	215,591,332
3,103,806	SEI Investments Co.	184,055,696

		399,647,028

	Communications Equipment — 1.8%
4,532,387	Cisco Systems, Inc.	246,697,824

	Energy Equipment & Services — 1.5%
6,727,536	Schlumberger NV	199,404,167

	Entertainment — 3.1%
2,539,005	Walt Disney Co. (The)(a)	429,523,476

	Health Care Equipment & Supplies — 1.4%
199,487	Intuitive Surgical, Inc.(a)	198,320,001

	Health Care Technology — 0.9%
1,736,498	Cerner Corp.	122,457,839

	Hotels, Restaurants & Leisure — 4.6%
3,068,017	Starbucks Corp.	338,432,955
2,064,960	Yum China Holdings, Inc.	119,994,826
1,452,062	Yum! Brands, Inc.	177,601,703

		636,029,484

	Household Products — 1.2%
2,148,239	Colgate-Palmolive Co.	162,363,904

	Interactive Media & Services — 13.5%
185,959	Alphabet, Inc., Class A(a)	497,165,106
185,703	Alphabet, Inc., Class C(a)	494,956,063
2,535,412	Facebook, Inc., Class A(a)	860,493,478

		1,852,614,647

	Internet & Direct Marketing Retail — 9.4%
2,727,205	Alibaba Group Holding Ltd., Sponsored ADR(a)	403,762,700
269,186	Amazon.com, Inc.(a)	884,286,778

		1,288,049,478

	IT Services — 5.9%
510,413	Automatic Data Processing, Inc.	102,041,767
3,204,895	Visa, Inc., Class A	713,890,361

		815,932,128

	Life Sciences Tools & Services — 2.2%
749,729	Illumina, Inc.(a)	304,097,580

	Machinery — 2.6%
1,080,265	Deere & Co.	361,964,394

	Pharmaceuticals — 6.2%
4,501,930	Novartis AG, Sponsored ADR	368,167,835
1,507,774	Novo Nordisk A/S, Sponsored ADR	144,761,382
7,478,844	Roche Holding AG, Sponsored ADR	340,063,037

		852,992,254

	Semiconductors & Semiconductor Equipment — 8.5%
4,384,032	NVIDIA Corp.	908,196,069
1,982,057	QUALCOMM, Inc.	255,645,712

		1,163,841,781

	Software — 19.1%
2,088,760	Autodesk, Inc.(a)	595,651,689
2,279,290	Microsoft Corp.	642,577,437
7,165,695	Oracle Corp.	624,347,005
2,117,114	salesforce.com, Inc.(a)	574,203,659
756,354	Workday, Inc., Class A(a)	189,005,301

		2,625,785,091

	Total Common Stocks (Identified Cost $7,044,124,379)	13,628,452,696

Principal Amount
Short-Term Investments — 0.9%
$130,851,234	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $130,851,234 on 10/01/2021 collateralized by $112,570,100 U.S. Treasury Inflation Indexed Note, 0.250% due 7/15/2029 valued at $133,468,279 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $130,851,234)	130,851,234

	Total Investments — 99.9% (Identified Cost $7,174,975,613)	13,759,303,930
	Other assets less liabilities — 0.1%	9,330,227

	Net Assets — 100.0%	$13,768,634,157

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2021

Software	19.1%
Interactive Media & Services	13.5
Internet & Direct Marketing Retail	9.4
Semiconductors & Semiconductor Equipment	8.5
Pharmaceuticals	6.2
IT Services	5.9
Biotechnology	5.0
Hotels, Restaurants & Leisure	4.6
Aerospace & Defense	4.1
Entertainment	3.1
Beverages	3.0
Capital Markets	2.9
Machinery	2.6
Life Sciences Tools & Services	2.2
Air Freight & Logistics	2.1
Other Investments, less than 2% each	6.8
Short-Term Investments	0.9

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 95.6% of Net Assets
	ABS Car Loan — 7.6%
$754,600	American Credit Acceptance Receivables Trust, Series 2019-4, Class C, 2.690%, 12/12/2025, 144A	$760,840
90,000	American Credit Acceptance Receivables Trust, Series 2020-2, Class B, 2.480%, 9/13/2024, 144A	90,646
135,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class B, 1.150%, 8/13/2024, 144A	135,385
240,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class C, 1.310%, 12/14/2026, 144A	241,827
385,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class B, 0.660%, 2/13/2026, 144A	385,399
510,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class B, 3.580%, 10/18/2024	514,704
480,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/2024	486,965
423,830	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class A3, 2.060%, 4/18/2024	426,080
333,554	AmeriCredit Automobile Receivables Trust, Series 2020-1, Class A3, 1.110%, 8/19/2024	334,757
110,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.660%, 12/18/2024	110,390
265,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B, 0.970%, 2/18/2026	267,102
125,000	AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C, 1.060%, 8/18/2026	125,832
215,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.690%, 1/19/2027	214,575
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	100,791
140,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	149,227
266,086	Bank of The West Auto Trust, Series 2019-1, Class A3, 2.430%, 4/15/2024, 144A	268,446
397,682	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A3, 1.920%, 5/15/2024	401,589
488,317	CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, 11/15/2024	492,788
485,000	CarMax Auto Owner Trust, Series 2020-3, Class A3, 0.620%, 3/17/2025	486,699
220,000	Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.750%, 3/10/2028	219,439
90,730	CPS Auto Receivables Trust, Series 2020-A, Class B, 2.360%, 2/15/2024, 144A	91,009
595,000	Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, 11/15/2028, 144A	603,431
435,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.010%, 2/15/2029, 144A	441,098
585,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.390%, 4/16/2029, 144A	600,170
315,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A, 1.370%, 7/16/2029, 144A	318,116
265,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.000%, 5/15/2030, 144A	265,146
17,852	Drive Auto Receivables Trust, Series 2019-3, Class B, 2.650%, 2/15/2024	17,870
405,000	Drive Auto Receivables Trust, Series 2021-1, Class B, 0.650%, 7/15/2025	406,111
585,000	Drive Auto Receivables Trust, Series 2021-2, Class B, 0.580%, 12/15/2025	585,131
113,355	DT Auto Owner Trust, Series 2019-1A, Class C, 3.610%, 11/15/2024, 144A	113,946
227,705	DT Auto Owner Trust, Series 2019-2A, Class C, 3.180%, 2/18/2025, 144A	229,848
	ABS Car Loan — continued
54,981	DT Auto Owner Trust, Series 2019-4A, Class B, 2.360%, 1/16/2024, 144A	55,120
46,171	DT Auto Owner Trust, Series 2020-2A, Class A, 1.140%, 1/16/2024, 144A	46,281
320,000	DT Auto Owner Trust, Series 2020-2A, Class C, 3.280%, 3/16/2026, 144A	332,032
30,000	DT Auto Owner Trust, Series 2021-1A, Class B, 0.620%, 9/15/2025, 144A	30,046
300,000	DT Auto Owner Trust, Series 2021-2A, Class B, 0.810%, 1/15/2027, 144A	300,766
87,755	Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.260%, 4/15/2024, 144A	88,006
440,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.280%, 5/15/2025, 144A	451,450
275,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class B, 0.500%, 2/18/2025	275,187
330,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class B, 0.570%, 9/15/2025	330,432
70,339	First Investors Auto Owner Trust, Series 2019-2A, Class A, 2.210%, 9/16/2024, 144A	70,655
392,379	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	393,954
235,037	Flagship Credit Auto Trust, Series 2020-1, Class A, 1.900%, 8/15/2024, 144A(a)	236,734
915,000	Flagship Credit Auto Trust, Series 2020-1, Class B, 2.050%, 2/17/2025, 144A	926,114
290,000	Flagship Credit Auto Trust, Series 2021-2, Class B, 0.930%, 6/15/2027, 144A	290,557
595,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031, 144A(a)	637,087
167,511	Ford Credit Auto Owner Trust, Series 2020-A, Class A3, 1.040%, 8/15/2024	168,423
785,000	Ford Credit Auto Owner Trust, Series 2020-B, Class A3, 0.560%, 10/15/2024(a)	787,211
570,000	Ford Credit Auto Owner Trust, Series 2021-1, Class A, 1.370%, 10/17/2033, 144A	572,407
635,000	Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.840%, 3/15/2024	642,440
260,000	GLS Auto Receivables Issuer Trust, Series 2019-4A, Class B, 2.780%, 9/16/2024, 144A	263,837
77,251	GLS Auto Receivables Issuer Trust, Series 2020-2A, Class A, 1.580%, 8/15/2024, 144A	77,571
300,000	GLS Auto Receivables Issuer Trust, Series 2020-3A, Class B, 1.380%, 8/15/2024, 144A	301,683
265,000	GLS Auto Receivables Issuer Trust, Series 2020-4A, Class C, 1.140%, 11/17/2025, 144A	266,284
42,419	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A	42,560
340,000	GLS Auto Receivables Trust, Series 2021-2A, Class B, 0.770%, 9/15/2025, 144A	340,102
140,000	GM Financial Automobile Leasing Trust, Series 2020-2, Class A3, 0.800%, 7/20/2023	140,578
251,157	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	253,528
145,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	146,308
180,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class A, 0.680%, 8/15/2025, 144A	180,688
74,395	Honda Auto Receivables Owner Trust, Series 2020-2, Class A2, 0.740%, 11/15/2022	74,444
455,000	Honda Auto Receivables Owner Trust, Series 2020-2, Class A3, 0.820%, 7/15/2024	457,350
298,925	Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.940%, 2/15/2024	301,420

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$170,000	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	$171,910
290,000	Mercedes-Benz Auto Receivables Trust, Series 2020-1, Class A3, 0.550%, 2/18/2025	290,797
310,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.690%, 10/15/2023, 144A	310,384
865,000	NextGear Floorplan Master Owner Trust, Series 2020-1A, Class A2, 1.550%, 2/15/2025, 144A(a)	878,379
17,262	Prestige Auto Receivables Trust, Series 2019-1A, Class A3, 2.450%, 5/15/2023, 144A(a)	17,277
695,000	Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.310%, 11/16/2026, 144A	699,506
210,000	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.710%, 2/17/2026, 144A	219,339
300,000	Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3, 0.460%, 8/15/2024, 144A	300,342
306,709	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024	308,860
68,140	Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.030%, 2/15/2024	68,275
90,717	Santander Drive Auto Receivables Trust, Series 2020-2, Class A3, 0.670%, 4/15/2024	90,759
520,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class B, 0.960%, 11/15/2024	522,054
615,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/2026	618,876
170,000	Santander Drive Auto Receivables Trust, Series 2020-4, Class C, 1.010%, 1/15/2026	171,099
460,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.900%, 6/15/2026	461,614
745,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.950%, 9/15/2027	746,348
440,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033, 144A	446,090
200,000	Toyota Auto Receivables Owner Trust, Series 2020-B, Class A3, 1.360%, 8/15/2024	201,809
190,270	Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.620%, 7/15/2024, 144A(a)	190,488
202,440	Westlake Automobile Receivables Trust, Series 2019-3A, Class B, 2.410%, 10/15/2024, 144A	203,098
311,812	Westlake Automobile Receivables Trust, Series 2020-2A, Class A2A, 0.930%, 2/15/2024, 144A(a)	312,432
400,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class C, 2.010%, 7/15/2025, 144A	407,330
590,000	Westlake Automobile Receivables Trust, Series 2021-1A, Class B, 0.640%, 3/16/2026, 144A	591,079
270,000	Westlake Automobile Receivables Trust, Series 2021-2A, Class B, 0.620%, 7/15/2026, 144A	269,951
4,855	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	4,862
635,000	World Omni Auto Receivables Trust, Series 2020-B, Class A3, 0.630%, 5/15/2025	637,378
310,000	World Omni Select Auto Trust, Series 2020-A, Class A3, 0.550%, 7/15/2025	310,481
360,000	World Omni Select Auto Trust, Series 2021-A, Class B, 0.850%, 8/16/2027	358,952

		29,176,381

	ABS Credit Card — 0.6%
620,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	627,693
	ABS Credit Card — continued
925,000	Barclays Dryrock Issuance Trust, Series 2019-1, Class A, 1.960%, 5/15/2025(a)	938,030
585,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.210%, 7/15/2026	596,034

		2,161,757

	ABS Home Equity — 0.0%
106,445	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	107,096
2,482	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	2,518
13,283	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(b)	13,324

		122,938

	ABS Other — 1.4%
395,000	Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.030%, 8/17/2026, 144A	395,459
565,000	Aqua Finance Trust, Series 2021-A, Class A, 1.540%, 7/17/2046, 144A(c)	564,912
244,914	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/16/2032, 144A	246,112
75,924	CNH Equipment Trust, Series 2020-A, Class A2, 1.080%, 7/17/2023	75,978
250,000	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	252,160
88,816	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	91,966
795,000	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034, 144A	795,915
255,000	Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.960%, 3/15/2024, 144A	258,948
174,286	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(b)	168,727
118,291	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037, 144A	119,535
265,725	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/2029, 144A(a)	266,391
251,884	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	249,818
27,755	Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	27,941
162,734	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	163,666
1,504,466	Verizon Owner Trust, Series 2019-B, Class A1A, 2.330%, 12/20/2023(a)	1,518,104
73,242	Wheels SPV 2 LLC, Series 2019-1A, Class A2, 2.300%, 5/22/2028, 144A	73,609

		5,269,241

	ABS Student Loan — 0.1%
21,284	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	21,329
153,076	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	161,140
94,316	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170%, 9/16/2069, 144A	96,679
130,925	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	131,804
8,408	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 0.925%, 7/25/2025(d)	8,425
35,118	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	35,443

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Student Loan — continued
$66,954	SoFi Professional Loan Program LLC, Series 2017-E, Class A2B, 2.720%, 11/26/2040, 144A	$67,945

		522,765

	ABS Whole Business — 0.1%
518,950	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	533,334

	Aerospace & Defense — 0.2%
640,000	Raytheon Technologies Corp., 1.900%, 9/01/2031	621,013
29,000	Raytheon Technologies Corp., 3.650%, 8/16/2023	30,632

		651,645

	Agency Commercial Mortgage-Backed Securities — 0.7%
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(a)(b)	527,900
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024(a)	741,067
1,175,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027(a)	1,250,283
69,553	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	70,206

		2,589,456

	Automotive — 2.5%
1,440,000	American Honda Finance Corp., MTN, 0.875%, 7/07/2023	1,451,257
145,000	American Honda Finance Corp., MTN, 3.625%, 10/10/2023	154,070
160,000	Daimler Finance North America LLC, 3.350%, 2/22/2023, 144A	166,273
665,000	Denso Corp., 1.239%, 9/16/2026, 144A	660,157
360,000	General Motors Financial Co., Inc., 4.150%, 6/19/2023	380,476
295,000	Harley-Davidson Financial Services, Inc., 3.350%, 6/08/2025, 144A	313,252
220,000	Harley-Davidson Financial Services, Inc., 4.050%, 2/04/2022, 144A	222,668
1,295,000	Hyundai Capital America, 2.100%, 9/15/2028, 144A	1,276,280
195,000	Hyundai Capital America, 2.375%, 2/10/2023, 144A	199,293
95,000	Hyundai Capital America, 3.000%, 6/20/2022, 144A	96,639
240,000	Kia Corp., 1.000%, 4/16/2024, 144A	240,083
275,000	Nissan Motor Acceptance Co. LLC, 3.450%, 3/15/2023, 144A	284,613
105,000	PACCAR Financial Corp., MTN, 0.800%, 6/08/2023	105,601
160,000	PACCAR Financial Corp., MTN, 1.800%, 2/06/2025	164,705
955,000	PACCAR Financial Corp., MTN, 1.900%, 2/07/2023	974,740
1,150,000	Toyota Motor Credit Corp., 1.900%, 9/12/2031	1,128,946
250,000	Toyota Motor Credit Corp., MTN, 1.150%, 5/26/2022	251,557
295,000	Toyota Motor Credit Corp., MTN, 1.800%, 10/07/2021	295,033
480,000	Toyota Motor Credit Corp., MTN, 1.900%, 4/06/2028	486,329
275,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A	294,005
290,000	Volkswagen Group of America Finance LLC, 4.250%, 11/13/2023, 144A	311,045

		9,457,022

	Banking — 16.8%
1,165,000	Ally Financial, Inc., 3.050%, 6/05/2023	1,208,602
495,000	American Express Co., 3.700%, 8/03/2023	523,490
	Banking — continued
625,000	ANZ New Zealand International Ltd., 1.900%, 2/13/2023, 144A	638,338
1,190,000	Australia & New Zealand Banking Group Ltd., MTN, 2.050%, 11/21/2022	1,215,081
800,000	Banco Bilbao Vizcaya Argentaria S.A., 0.875%, 9/18/2023	804,848
805,000	Bank of America Corp., MTN, (fixed rate to 6/14/2028, variable rate thereafter), 2.087%, 6/14/2029	803,708
395,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	423,334
910,000	Bank of Ireland Group PLC, (fixed rate to 9/30/2026, variable rate thereafter), 2.029%, 9/30/2027, 144A	909,470
175,000	Bank of Montreal, MTN, 1.850%, 5/01/2025	180,075
655,000	Bank of New York Mellon Corp. (The), MTN, 1.600%, 4/24/2025	669,537
595,000	Bank of New York Mellon Corp. (The), MTN, 1.800%, 7/28/2031	581,588
1,235,000	Bank of New Zealand, 2.000%, 2/21/2025, 144A	1,270,718
1,325,000	Bank of Nova Scotia (The), 1.300%, 9/15/2026	1,315,263
870,000	Bank of Nova Scotia (The), 2.000%, 11/15/2022	887,065
280,000	Bank of Nova Scotia (The), 2.150%, 8/01/2031	277,914
200,000	Banque Federative du Credit Mutuel S.A., 2.375%, 11/21/2024, 144A	208,408
460,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	469,095
485,000	Banque Federative du Credit Mutuel S.A., 3.750%, 7/20/2023, 144A	513,137
795,000	Barclays PLC, (fixed rate to 5/16/2023, variable rate thereafter), 4.338%, 5/16/2024	841,520
215,000	BNP Paribas S.A., (fixed rate to 1/13/2026, variable rate thereafter), 1.323%, 1/13/2027, 144A	211,390
450,000	BNP Paribas S.A., (fixed rate to 4/19/2031, variable rate thereafter), 2.871%, 4/19/2032, 144A	459,569
675,000	BNP Paribas S.A., (fixed rate to 6/09/2025, variable rate thereafter), 2.219%, 6/09/2026, 144A	692,807
645,000	BNP Paribas S.A., (fixed rate to 9/15/2028, variable rate thereafter), 2.159%, 9/15/2029, 144A	639,846
505,000	Capital One Financial Corp., (fixed rate to 7/29/2031, variable rate thereafter), 2.359%, 7/29/2032	494,410
940,000	Citigroup, Inc., (fixed rate to 11/04/2021, variable rate thereafter), 2.312%, 11/04/2022	941,439
510,000	Citigroup, Inc., (fixed rate to 4/08/2025, variable rate thereafter), 3.106%, 4/08/2026	541,493
230,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	230,745
225,000	Comerica, Inc., 3.700%, 7/31/2023	237,632
715,000	Commonwealth Bank of Australia, 1.875%, 9/15/2031, 144A	702,212
660,000	Cooperatieve Rabobank U.A., 2.750%, 1/10/2023	680,458
320,000	Cooperatieve Rabobank U.A., (fixed rate to 2/24/2026, variable rate thereafter), 1.106%, 2/24/2027, 144A	315,436
750,000	Credit Agricole S.A., (fixed rate to 6/16/2025, variable rate thereafter), 1.907%, 6/16/2026, 144A	764,267
575,000	Credit Suisse AG, 1.250%, 8/07/2026	566,833
405,000	Credit Suisse AG, 2.100%, 11/12/2021	405,846
725,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A	741,331
940,000	Danske Bank A/S, 3.875%, 9/12/2023, 144A	994,483
800,000	Danske Bank A/S, (fixed rate to 9/10/2024, variable rate thereafter), 0.976%, 9/10/2025, 144A	798,658

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$250,000	Deutsche Bank AG, (fixed rate to 11/24/2025, variable rate thereafter), 2.129%, 11/24/2026	$253,942
395,000	Deutsche Bank AG, (fixed rate to 11/26/2024, variable rate thereafter), 3.961%, 11/26/2025	427,197
205,000	DNB Bank ASA, 2.150%, 12/02/2022, 144A	209,689
790,000	DNB Bank ASA, (fixed rate to 9/16/2025, variable rate thereafter), 1.127%, 9/16/2026, 144A	780,481
520,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/31/2021, variable rate thereafter), 2.876%, 10/31/2022	520,901
510,000	Goldman Sachs Group, Inc. (The), (fixed rate to 12/09/2025, variable rate thereafter), 1.093%, 12/09/2026	502,566
480,000	Goldman Sachs Group, Inc. (The), (fixed rate to 3/09/2026, variable rate thereafter), 1.431%, 3/09/2027	478,680
605,000	HSBC Holdings PLC, (fixed rate to 5/24/2031, variable rate thereafter), 2.804%, 5/24/2032	613,148
790,000	HSBC Holdings PLC, (fixed rate to 8/17/2028, variable rate thereafter), 2.206%, 8/17/2029	783,569
520,000	HSBC Holdings PLC, (fixed rate to 9/12/2025, variable rate thereafter), 4.292%, 9/12/2026	573,629
865,000	JPMorgan Chase & Co., (fixed rate to 11/19/2025, variable rate thereafter), 1.045%, 11/19/2026	851,880
535,000	JPMorgan Chase & Co., (fixed rate to 4/01/2022, variable rate thereafter), 3.207%, 4/01/2023	542,479
1,070,000	JPMorgan Chase & Co., (fixed rate to 6/01/2028, variable rate thereafter), 2.069%, 6/01/2029	1,072,410
1,520,000	JPMorgan Chase & Co., (fixed rate to 6/23/2024, variable rate thereafter), 0.969%, 6/23/2025	1,521,864
495,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	527,021
375,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025	404,321
1,195,000	Macquarie Bank Ltd., 2.100%, 10/17/2022, 144A	1,217,881
65,000	Macquarie Bank Ltd., 2.300%, 1/22/2025, 144A	67,606
595,000	Macquarie Group Ltd., (fixed rate to 6/23/2031, variable rate thereafter), 2.691%, 6/23/2032, 144A	594,112
280,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 7/20/2031, variable rate thereafter), 2.309%, 7/20/2032	277,413
600,000	Mizuho Financial Group, Inc., (fixed rate to 7/9/2031, variable rate thereafter), 2.260%, 7/09/2032	591,293
910,000	Morgan Stanley, (fixed rate to 5/30/2024, variable rate thereafter), 0.790%, 5/30/2025	907,206
570,000	Morgan Stanley, GMTN, (fixed rate to 7/20/2026, variable rate thereafter), 1.512%, 7/20/2027	567,290
930,000	National Australia Bank Ltd., 3.700%, 11/04/2021	932,502
625,000	National Bank of Canada, 2.150%, 10/07/2022, 144A	636,893
620,000	Nationwide Building Society, (fixed rate to 3/08/2023, variable rate thereafter), 3.766%, 3/08/2024, 144A	646,375
570,000	NatWest Markets PLC, 0.800%, 8/12/2024, 144A	568,797
1,215,000	NatWest Markets PLC, 1.600%, 9/29/2026, 144A	1,214,337
1,020,000	NatWest Markets PLC, 3.625%, 9/29/2022, 144A	1,053,648
1,305,000	Nordea Bank Abp, 1.500%, 9/30/2026, 144A	1,301,124
210,000	Northern Trust Corp., (fixed rate to 5/08/2027, variable rate thereafter), 3.375%, 5/08/2032	226,061
1,215,000	Royal Bank of Canada, 0.650%, 7/29/2024	1,212,424
410,000	Royal Bank of Canada, 1.200%, 4/27/2026	407,465
690,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025	738,818
245,000	Societe Generale S.A., 1.375%, 7/08/2025, 144A	245,191
935,000	Societe Generale S.A., (fixed rate to 6/9/2026, variable rate thereafter), 1.792%, 6/09/2027, 144A	929,926
	Banking — continued
820,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026, 144A	853,941
375,000	Standard Chartered PLC, (fixed rate to 6/29/2031, variable rate thereafter), 2.678%, 6/29/2032, 144A	373,091
245,000	State Street Corp., (fixed rate to 3/30/2025, variable rate thereafter), 2.901%, 3/30/2026	259,915
305,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	309,457
1,540,000	Sumitomo Mitsui Financial Group, Inc., 1.902%, 9/17/2028	1,521,922
545,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	572,451
235,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	239,581
840,000	Sumitomo Mitsui Trust Bank Ltd., 0.850%, 3/25/2024, 144A	842,039
515,000	Svenska Handelsbanken AB, 3.900%, 11/20/2023	553,315
1,400,000	Swedbank AB, 1.300%, 6/02/2023, 144A	1,419,936
75,000	Synchrony Financial, 4.250%, 8/15/2024	81,045
675,000	Toronto-Dominion Bank (The), 0.750%, 9/11/2025	666,338
1,260,000	Toronto-Dominion Bank (The), MTN, 1.250%, 9/10/2026	1,250,893
700,000	Toronto-Dominion Bank (The), MTN, 1.900%, 12/01/2022	713,066
770,000	Truist Financial Corp., MTN, 3.050%, 6/20/2022	783,830
515,000	Truist Financial Corp., MTN, (fixed rate to 6/7/2028, variable rate thereafter), 1.887%, 6/07/2029	514,498
1,565,000	UBS Group AG, (fixed rate to 8/10/2026, variable rate thereafter), 1.494%, 8/10/2027, 144A	1,548,035
665,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	675,950
375,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027, 144A	374,050
585,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	594,796
340,000	Wells Fargo & Co., (fixed rate to 4/30/2025, variable rate thereafter), 2.188%, 4/30/2026	350,926
680,000	Westpac Banking Corp., 2.150%, 6/03/2031	685,981
195,000	Westpac Banking Corp., 2.800%, 1/11/2022	196,418

		63,941,659

	Brokerage — 1.4%
415,000	Ameriprise Financial, Inc., 3.000%, 3/22/2022	420,240
1,270,000	Blackstone Holdings Finance Co. LLC, 2.000%, 1/30/2032, 144A	1,220,285
970,000	Blackstone Private Credit Fund, 2.625%, 12/15/2026, 144A	966,998
560,000	Blue Owl Finance LLC, 3.125%, 6/10/2031, 144A	553,875
155,000	Brookfield Finance I UK PLC, 2.340%, 1/30/2032	152,514
230,000	Charles Schwab Corp. (The), 2.000%, 3/20/2028	234,749
465,000	Intercontinental Exchange, Inc., 2.100%, 6/15/2030	459,880
1,300,000	National Securities Clearing Corp., 1.200%, 4/23/2023, 144A(a)	1,318,087

		5,326,628

	Building Materials — 0.1%
270,000	Eagle Materials, Inc., 2.500%, 7/01/2031	268,308

	Chemicals — 0.4%
360,000	Cabot Corp., 4.000%, 7/01/2029	393,297
960,000	Nutrien Ltd., 1.900%, 5/13/2023	980,656

		1,373,953

	Collateralized Mortgage Obligations — 1.3%
364,105	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 0.768%, 2/20/2060(d)	365,778

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$222,724	Government National Mortgage Association, Series 2010-H03, Class FA, 1-month LIBOR + 0.550%, 0.638%, 3/20/2060(d)	$223,678
129,132	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 0.603%, 7/20/2064(d)	129,960
102,462	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 0.590%, 7/20/2064(d)	103,044
529	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(c)(e)	531
264,307	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	270,735
392,767	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 1.010%, 2/20/2066(a)(d)	398,821
1,204,073	Government National Mortgage Association, Series 2018-H17, Class JA, 3.750%, 9/20/2068(a)(b)	1,297,826
292,751	Government National Mortgage Association, Series 2019-H01, Class FL, 1-month LIBOR + 0.450%, 0.540%, 12/20/2068(d)	293,490
991,904	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 0.490%, 10/20/2068(a)(d)	993,121
920,362	Government National Mortgage Association, Series 2019-H10, Class FM, 1-month LIBOR + 0.400%, 0.490%, 5/20/2069(a)(d)	920,676

		4,997,660

	Construction Machinery — 0.2%
240,000	Ashtead Capital, Inc., 2.450%, 8/12/2031, 144A	235,929
275,000	Caterpillar Financial Services Corp., MTN, 0.950%, 5/13/2022	276,308
300,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	306,653

		818,890

	Consumer Cyclical Services — 0.4%
1,255,000	eBay, Inc., 1.400%, 5/10/2026	1,259,036
165,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	190,234

		1,449,270

	Consumer Products — 0.1%
205,000	Hasbro, Inc., 3.550%, 11/19/2026	223,160

	Diversified Manufacturing — 0.6%
135,000	Amphenol Corp., 2.050%, 3/01/2025	139,303
265,000	Amphenol Corp., 2.200%, 9/15/2031	262,797
465,000	Honeywell International, Inc., 1.750%, 9/01/2031	453,156
745,000	Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 2.000%, 9/16/2031	725,523
225,000	Kennametal, Inc., 4.625%, 6/15/2028	253,235
135,000	Timken Co. (The), 4.500%, 12/15/2028	150,616
275,000	WW Grainger, Inc., 1.850%, 2/15/2025	283,441

		2,268,071

	Electric — 3.5%
370,000	AES Corp. (The), 1.375%, 1/15/2026	365,143
435,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	462,066
360,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	407,329
465,000	Ameren Corp., 1.750%, 3/15/2028	455,718
370,000	Arizona Public Service Co., 2.200%, 12/15/2031	365,675
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	127,078
225,000	Dominion Energy, Inc., 3.071%, 8/15/2024	237,827
270,000	DTE Energy Co., 2.250%, 11/01/2022	275,401
	Electric — continued
1,135,000	Duke Energy Carolinas LLC, 3.050%, 3/15/2023	1,177,212
570,000	Duke Energy Corp., 0.900%, 9/15/2025	565,076
635,000	Enel Finance International NV, 1.875%, 7/12/2028, 144A	632,395
605,000	Entergy Corp., 0.900%, 9/15/2025	594,899
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	118,015
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	196,027
900,000	NextEra Energy Capital Holdings, Inc., 0.650%, 3/01/2023	903,043
730,000	Ohio Power Co., 2.900%, 10/01/2051	705,375
765,000	Pacific Gas & Electric Co., 3-month LIBOR + 1.375%, 1.500%, 11/15/2021(d)	765,309
370,000	Pacific Gas & Electric Co., 3.000%, 6/15/2028	376,514
370,000	PSEG Power LLC, 3.850%, 6/01/2023	389,214
235,000	Public Service Enterprise Group, Inc., 2.875%, 6/15/2024	247,505
515,000	Southern California Edison Co., 0.700%, 8/01/2023	515,799
255,000	Southern California Edison Co., Series G, 2.500%, 6/01/2031	255,900
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	721,807
260,000	Southwestern Electric Power Co., 1.650%, 3/15/2026	261,796
600,000	Vistra Operations Co. LLC, 3.550%, 7/15/2024, 144A	631,095
1,540,000	WEC Energy Group, Inc., 0.550%, 9/15/2023	1,539,876

		13,293,094

	Finance Companies — 1.6%
510,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.150%, 2/15/2024	531,804
360,000	Air Lease Corp., 1.875%, 8/15/2026	358,743
555,000	Aircastle Ltd., 2.850%, 1/26/2028, 144A	562,082
915,000	Ares Capital Corp., 2.875%, 6/15/2028	926,912
50,000	Ares Capital Corp., 4.250%, 3/01/2025	53,666
305,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	318,253
225,000	Aviation Capital Group LLC, 4.375%, 1/30/2024, 144A	240,241
285,000	Avolon Holdings Funding Ltd., 2.750%, 2/21/2028, 144A	284,269
47,000	Avolon Holdings Funding Ltd., 3.625%, 5/01/2022, 144A	47,703
210,000	FS KKR Capital Corp., 4.125%, 2/01/2025	224,386
425,000	GE Capital Funding LLC, 4.050%, 5/15/2027	477,166
335,000	Hercules Capital, Inc., 2.625%, 9/16/2026	334,892
945,000	Main Street Capital Corp., 3.000%, 7/14/2026	963,871
150,000	Oaktree Specialty Lending Corp., 3.500%, 2/25/2025	157,119
175,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	182,251
260,000	Owl Rock Capital Corp., 3.750%, 7/22/2025	273,425
90,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	96,597

		6,033,380

	Financial Other — 0.5%
675,000	Blackstone Secured Lending Fund, 2.850%, 9/30/2028, 144A	670,430
470,000	LeasePlan Corp NV, 2.875%, 10/24/2024, 144A	491,980
410,000	Mitsubishi HC Capital, Inc., 2.652%, 9/19/2022, 144A	417,416
185,000	ORIX Corp., 3.250%, 12/04/2024	198,113

		1,777,939

	Food & Beverage — 1.7%
120,000	Brown-Forman Corp., 3.500%, 4/15/2025	129,868
355,000	Bunge Ltd. Finance Corp., 2.750%, 5/14/2031	359,704
525,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	567,655

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Food & Beverage — continued
$1,060,000	Coca-Cola Europacific Partners PLC, 0.800%, 5/03/2024, 144A	$1,056,696
1,095,000	General Mills, Inc., 2.600%, 10/12/2022	1,118,163
535,000	J M Smucker Co. (The), 2.125%, 3/15/2032	522,228
205,000	JDE Peet’s NV, 2.250%, 9/24/2031, 144A	200,419
1,085,000	Nestle Holdings, Inc., 1.875%, 9/14/2031, 144A	1,074,899
1,065,000	Pernod Ricard International Finance LLC, 1.250%, 4/01/2028, 144A	1,017,660
340,000	Viterra Finance BV, 2.000%, 4/21/2026, 144A	342,412

		6,389,704

	Government Owned – No Guarantee — 0.4%
330,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	330,299
350,000	BOC Aviation USA Corp., 1.625%, 4/29/2024, 144A	352,690
325,000	DAE Funding LLC, 1.550%, 8/01/2024, 144A	322,029
380,000	NBN Co. Ltd., 2.625%, 5/05/2031, 144A	385,523

		1,390,541

	Health Insurance — 0.2%
605,000	Centene Corp., 2.625%, 8/01/2031	600,910

	Healthcare — 0.6%
227,000	Cigna Corp., 3.750%, 7/15/2023	239,942
92,000	CVS Health Corp., 4.300%, 3/25/2028	104,940
510,000	DH Europe Finance II S.a.r.l., 2.200%, 11/15/2024	530,997
865,000	McKesson Corp., 1.300%, 8/15/2026	857,845
510,000	Universal Health Services, Inc., 2.650%, 1/15/2032, 144A	505,021

		2,238,745

	Hybrid ARMs — 0.0%
28,958	FHLMC, 1-year CMT + 2.225%, 2.280%, 1/01/2035(d)	30,983
46,002	FHLMC, 1-year CMT + 2.500%, 2.601%, 5/01/2036(d)	49,140

		80,123

	Independent Energy — 0.4%
200,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	214,129
210,000	Diamondback Energy, Inc., 0.900%, 3/24/2023	209,936
470,000	Diamondback Energy, Inc., 4.750%, 5/31/2025	525,004
530,000	Pioneer Natural Resources Co., 0.550%, 5/15/2023	530,539

		1,479,608

	Industrial Other — 0.1%
455,000	CK Hutchison International Ltd., 1.500%, 4/15/2026, 144A	455,118

	Integrated Energy — 0.2%
660,000	Suncor Energy, Inc., 2.800%, 5/15/2023	683,049

	Life Insurance — 4.4%
1,385,000	AIG Global Funding, 0.800%, 7/07/2023, 144A	1,396,007
535,000	AIG Global Funding, 0.900%, 9/22/2025, 144A	527,313
490,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	489,645
875,000	Athene Global Funding, 2.500%, 3/24/2028, 144A	895,562
1,295,000	Athene Global Funding, 2.646%, 10/04/2031, 144A	1,296,420
235,000	Brighthouse Financial Global Funding, 1.000%, 4/12/2024, 144A	236,170
565,000	CNO Global Funding, 1.750%, 10/07/2026, 144A	564,921
1,285,000	Equitable Financial Life Global Funding, 1.800%, 3/08/2028, 144A	1,276,742
920,000	F&G Global Funding, 2.000%, 9/20/2028, 144A	905,803
600,000	GA Global Funding Trust, 1.000%, 4/08/2024, 144A	602,592
730,000	GA Global Funding Trust, 1.950%, 9/15/2028, 144A	719,389
665,000	Great-West Lifeco U.S. Finance LP, 0.904%, 8/12/2025, 144A	654,744
1,370,000	Guardian Life Global Funding, 1.100%, 6/23/2025, 144A	1,373,577
	Life Insurance — continued
155,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	168,918
795,000	Metropolitan Life Global Funding I, 0.900%, 6/08/2023, 144A	802,675
700,000	Metropolitan Life Global Funding I, 0.950%, 7/02/2025, 144A	696,311
590,000	New York Life Global Funding, 1.850%, 8/01/2031, 144A	574,401
1,070,000	New York Life Global Funding, 2.875%, 4/10/2024, 144A(a)	1,131,419
460,000	Reliance Standard Life Global Funding II, 1.512%, 9/28/2026, 144A	457,705
655,000	Reliance Standard Life Global Funding II, 2.750%, 5/07/2025, 144A	686,654
565,000	Reliance Standard Life Global Funding II, 3.850%, 9/19/2023, 144A	600,047
755,000	Security Benefit Global Funding, 1.250%, 5/17/2024, 144A	760,058

		16,817,073

	Lodging — 0.1%
350,000	Marriott International, Inc., Series Z, 4.150%, 12/01/2023	373,306

	Media Entertainment — 0.1%
580,000	Prosus NV, 3.061%, 7/13/2031, 144A	566,643

	Metals & Mining — 0.4%
425,000	Anglo American Capital PLC, 2.250%, 3/17/2028, 144A	422,444
1,085,000	Glencore Funding LLC, 2.625%, 9/23/2031, 144A	1,062,541
155,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	166,058

		1,651,043

	Midstream — 0.1%
25,000	Energy Transfer LP, 4.250%, 3/15/2023	26,062
440,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	445,207

		471,269

	Mortgage Related — 0.8%
1,248	FHLMC, 3.000%, 10/01/2026	1,314
82	FHLMC, 6.500%, 1/01/2024	92
26	FHLMC, 8.000%, 7/01/2025	28
37,146	GNMA, 3.630%, with various maturities in 2063(a)(b)(f)	37,352
4,758	GNMA, 3.890%, 10/20/2062(b)	4,979
6,026	GNMA, 3.990%, 5/20/2062(b)	6,420
13,142	GNMA, 4.015%, 4/20/2063(a)(b)	13,868
55,387	GNMA, 4.362%, 6/20/2066(b)	60,134
8,065	GNMA, 4.408%, 11/20/2064(b)	8,487
196,518	GNMA, 4.419%, 10/20/2066(b)	215,488
71,534	GNMA, 4.428%, 9/20/2066(b)	76,952
58,136	GNMA, 4.434%, 11/20/2066(b)	62,917
65,397	GNMA, 4.456%, 10/20/2066(b)	72,520
66,966	GNMA, 4.462%, 11/20/2066(b)	74,018
70,965	GNMA, 4.491%, 10/20/2066(b)	77,613
41,716	GNMA, 4.512%, 8/20/2066(b)	46,058
462,778	GNMA, 4.537%, 7/20/2067(a)(b)	515,368
152,781	GNMA, 4.538%, 9/20/2066(b)	167,172
2,093	GNMA, 4.630%, 7/20/2062(b)	2,170
712,315	GNMA, 4.647%, 4/20/2067(a)(b)	792,317
676,438	GNMA, 4.683%, 1/20/2067(a)(b)	748,343
255,718	GNMA, 4.700%, with various maturities from 2061 to 2064(a)(b)(f)	268,980
277	GNMA, 6.500%, 12/15/2023	310

		3,252,900

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Natural Gas — 0.2%
$945,000	Atmos Energy Corp., 2.850%, 2/15/2052	$902,573

	Non-Agency Commercial Mortgage-Backed Securities — 3.7%
230,000	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	245,646
270,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	282,292
414,186	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(a)	417,339
660,000	Barclays Commercial Mortgage Securities Trust, Series 2020-BID, Class A, 1-month LIBOR + 2.140%, 2.224%, 10/15/2037, 144A(d)	663,904
285,000	Benchmark Mortgage Trust, Series 2020-B16, Class A5, 2.732%, 2/15/2053	298,811
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048(a)	539,005
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	387,688
145,000	CIM Retail Portfolio Trust, Series 2021-RETL, Class A, 1-month LIBOR + 1.400%, 1.484%, 8/15/2036, 144A(d)	145,180
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(a)	1,069,858
540,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	581,896
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	532,335
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(b)	274,939
24,122	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	24,324
5,640	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	5,581
93,487	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	96,474
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	300,060
280,000	Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	299,453
520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049(a)	568,708
640,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A(a)	686,488
68,789	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	72,436
470,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A4, 2.968%, 12/15/2052	495,972
605,000	GS Mortgage Securities Corp. II, Series 2012-BWTR, Class A, 2.954%, 11/05/2034, 144A	614,133
440,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(b)	457,266
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	350,906
245,000	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	259,802
180,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A	166,689
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	327,989
55,298	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	57,132
	Non-Agency Commercial Mortgage-Backed Securities — continued
575,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.386%, 6/13/2052(a)	626,165
240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.216%, 7/15/2046(b)	251,451
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	138,269
550,000	Morgan Stanley Capital I Trust, Series 2020-L4, Class A3, 2.698%, 2/15/2053	574,017
211,070	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A(a)	211,257
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(a)	582,357
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	217,957
340,655	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(a)	343,066
490,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58, Class A4, 2.092%, 7/15/2053	488,694
127,432	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.660%, 3/15/2047	127,655
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	349,149
179,836	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	186,546

		14,318,889

	Oil Field Services — 0.3%
850,000	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.773%, 12/15/2022	873,259
190,000	Helmerich & Payne, Inc., 2.900%, 9/29/2031, 144A	190,549

		1,063,808

	Pharmaceuticals — 0.7%
335,000	AbbVie, Inc., 2.600%, 11/21/2024	352,162
1,275,000	Amgen, Inc., 2.000%, 1/15/2032	1,226,133
235,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	248,443
265,000	Pfizer, Inc., 1.750%, 8/18/2031	258,983
525,000	Pfizer, Inc., 3.200%, 9/15/2023	552,175

		2,637,896

	Property & Casualty Insurance — 0.7%
645,000	American Financial Group, Inc., 3.500%, 8/15/2026	703,897
180,000	Assurant, Inc., 4.200%, 9/27/2023	191,643
450,000	Enstar Group Ltd., 3.100%, 9/01/2031	442,738
940,000	Everest Reinsurance Holdings, Inc., 3.125%, 10/15/2052	916,381
580,000	Hartford Financial Services Group, Inc. (The), 2.900%, 9/15/2051	559,415

		2,814,074

	Railroads — 0.1%
215,000	Union Pacific Corp., 3.646%, 2/15/2024	228,465

	REITs – Apartments — 0.1%
225,000	Invitation Homes Operating Partnership LP, 2.000%, 8/15/2031	216,084

	REITs – Diversified — 0.1%
295,000	Lexington Realty Trust, 2.375%, 10/01/2031	286,032

	REITs – Health Care — 0.2%
235,000	Omega Healthcare Investors, Inc., 4.500%, 1/15/2025	256,187

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Health Care — continued
$450,000	Ventas Realty LP, 2.500%, 9/01/2031	$444,210

		700,397

	REITs – Office Property — 0.7%
790,000	Kilroy Realty LP, 2.650%, 11/15/2033	779,101
300,000	Office Properties Income Trust, 2.400%, 2/01/2027	296,455
950,000	Office Properties Income Trust, 3.450%, 10/15/2031	929,316
340,000	Office Properties Income Trust, 4.500%, 2/01/2025	364,449
195,000	Piedmont Operating Partnership LP, 3.150%, 8/15/2030	200,423

		2,569,744

	REITs – Regional Malls — 0.3%
310,000	Simon Property Group LP, 1.750%, 2/01/2028	307,674
895,000	Simon Property Group LP, 2.250%, 1/15/2032	875,004

		1,182,678

	REITs – Single Tenant — 0.1%
530,000	National Retail Properties, Inc., 3.000%, 4/15/2052	501,621

	REITs – Storage — 0.1%
570,000	Life Storage LP, 2.400%, 10/15/2031	564,471

	REITs – Warehouse/Industrials — 0.1%
210,000	Rexford Industrial Realty LP, 2.150%, 9/01/2031	202,379

	Restaurants — 0.4%
1,280,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,288,866
420,000	McDonald’s Corp., MTN, 3.350%, 4/01/2023	437,460

		1,726,326

	Retailers — 0.8%
345,000	AutoNation, Inc., 3.500%, 11/15/2024	369,841
290,000	AutoNation, Inc., 4.500%, 10/01/2025	321,469
995,000	Home Depot, Inc. (The), 1.500%, 9/15/2028	984,211
545,000	Lowe’s Cos, Inc., 1.700%, 9/15/2028	540,231
1,010,000	Walmart, Inc., 1.800%, 9/22/2031	1,001,324

		3,217,076

	Technology — 2.6%
280,000	Avnet, Inc., 3.000%, 5/15/2031	280,871
985,000	CGI, Inc., 1.450%, 9/14/2026, 144A	974,973
1,775,000	DXC Technology Co., 1.800%, 9/15/2026	1,772,701
575,000	Equifax, Inc., 2.350%, 9/15/2031	566,052
165,000	Flex Ltd., 4.875%, 6/15/2029	189,833
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	455,935
485,000	Hewlett Packard Enterprise Co., 4.650%, 10/01/2024	535,779
490,000	HP, Inc., 1.450%, 6/17/2026, 144A	487,372
315,000	Infor, Inc., 1.450%, 7/15/2023, 144A	318,315
530,000	International Business Machines Corp., 2.850%, 5/13/2022	538,650
175,000	Marvell Technology, Inc., 4.200%, 6/22/2023, 144A	184,790
285,000	Microchip Technology, Inc., 0.972%, 2/15/2024, 144A	285,179
460,000	Microchip Technology, Inc., 2.670%, 9/01/2023	476,925
755,000	Micron Technology, Inc., 2.497%, 4/24/2023	777,106
565,000	Panasonic Corp., 2.536%, 7/19/2022, 144A	573,259
925,000	PayPal Holdings, Inc., 1.350%, 6/01/2023	940,376
275,000	SYNNEX Corp., 1.750%, 8/09/2026, 144A	272,056
265,000	Western Union Co. (The), 1.350%, 3/15/2026	261,393
165,000	Western Union Co. (The), 4.250%, 6/09/2023	174,348

		10,065,913

	Tobacco — 0.4%
585,000	Altria Group, Inc., 2.450%, 2/04/2032	560,565
1,025,000	BAT Capital Corp., 4.700%, 4/02/2027	1,157,913

		1,718,478

	Transportation Services — 0.5%
450,000	Element Fleet Management Corp., 3.850%, 6/15/2025, 144A	484,531
175,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	191,255
695,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	736,548
255,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	268,683
370,000	Ryder System, Inc., MTN, 4.625%, 6/01/2025	414,391

		2,095,408

	Treasuries — 33.6%
10,860,000	U.S. Treasury Note, 0.250%, 8/31/2025(a)	10,638,134
3,855,000	U.S. Treasury Note, 0.250%, 9/30/2025	3,772,328
24,385,000	U.S. Treasury Note, 0.250%, 10/31/2025	23,825,860
7,010,000	U.S. Treasury Note, 0.375%, 11/30/2025	6,876,098
23,985,000	U.S. Treasury Note, 0.375%, 12/31/2025	23,501,552
14,355,000	U.S. Treasury Note, 0.500%, 3/31/2025(a)	14,275,375
7,525,000	U.S. Treasury Note, 0.625%, 7/31/2026	7,404,482
3,580,000	U.S. Treasury Note, 0.750%, 3/31/2026	3,554,688
4,705,000	U.S. Treasury Note, 0.750%, 5/31/2026	4,665,485
9,505,000	U.S. Treasury Note, 0.750%, 8/31/2026	9,403,267
2,305,000	U.S. Treasury Note, 0.875%, 6/30/2026	2,296,897
2,890,000	U.S. Treasury Note, 1.125%, 2/15/2031(a)	2,799,236
9,760,000	U.S. Treasury Note, 1.250%, 8/15/2031	9,523,625
5,515,000	U.S. Treasury Note, 1.625%, 5/15/2031	5,579,629

		128,116,656

	Wireless — 0.1%
200,000	SK Telecom Co. Ltd., 3.750%, 4/16/2023, 144A	209,322

	Wirelines — 0.2%
205,000	British Telecommunications PLC, 4.500%, 12/04/2023	221,300
710,000	Verizon Communications, Inc., 2.100%, 3/22/2028	720,714

		942,014

	Total Bonds and Notes (Identified Cost $363,617,256)	364,986,887

Short-Term Investments — 5.8%
8,541,562	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $8,541,562 on 10/01/2021 collateralized by $8,757,600 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $8,712,446 including accrued interest (Note 2 of Notes to Financial Statements)	8,541,562
13,320,000	U.S. Treasury Bills, 0.010%-0.032%, 12/02/2021(g)(h)	13,319,155

	Total Short-Term Investments (Identified Cost $21,861,038)	21,860,717

	Total Investments — 101.4% (Identified Cost $385,478,294)	386,847,604
	Other assets less liabilities — (1.4)%	(5,171,122)

	Net Assets — 100.0%	$381,676,482

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(e)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of this security amounted to $531 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(f)	The Fund’s investment in mortgage related securities of Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(h)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $95,288,973 or 25.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2021, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2021	174	$21,476,669	$21,357,141	$(119,528)

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2021	20	$2,949,647	$2,905,000	$44,647
Ultra Long U.S. Treasury Bond	12/21/2021	10	1,988,729	1,910,625	78,104

Total					$122,751

Industry Summary at September 30, 2021

Treasuries	33.6%
Banking	16.8
ABS Car Loan	7.6
Life Insurance	4.4
Non-Agency Commercial Mortgage-Backed Securities	3.7
Electric	3.5
Technology	2.6
Automotive	2.5
Other Investments, less than 2% each	20.9
Short-Term Investments	5.8

Total Investments	101.4
Other assets less liabilities (including futures contracts)	(1.4)

Net Assets	100.0%

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 95.9% of Net Assets
	ABS Car Loan — 2.9%
$395,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.660%, 12/18/2024	$396,399
840,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	846,644
1,637,300	CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, 11/15/2024	1,652,291
1,865,000	Carvana Auto Receivables Trust, Series 2021-N2, Class A2, 0.970%, 3/10/2028	1,868,577
1,955,000	Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, 11/15/2028, 144A	1,982,701
9,695,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class A, 1.240%, 10/15/2029, 144A	9,779,951
257,290	Flagship Credit Auto Trust, Series 2020-2, Class A, 1.490%, 7/15/2024, 144A	258,028
481,028	Flagship Credit Auto Trust, Series 2020-3, Class A, 0.700%, 4/15/2025, 144A	481,995
569,538	Ford Credit Auto Owner Trust, Series 2020-A, Class A3, 1.040%, 8/15/2024	572,638
475,000	GM Financial Automobile Leasing Trust, Series 2020-2, Class A3, 0.800%, 7/20/2023	476,960
823,238	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	831,009
666,084	GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3, 1.750%, 7/16/2024	671,716
941,509	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024	951,550
500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	504,509
655,000	GM Financial Revolving Receivables Trust, Series 2021-1, Class A, 1.170%, 6/12/2034, 144A	650,993
97,042	Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.520%, 6/21/2023	98,025
410,000	Honda Auto Receivables Owner Trust, Series 2020-1, Class A3, 1.610%, 4/22/2024	414,315
585,000	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	591,573
1,805,000	Nissan Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.380%, 12/16/2024	1,821,462
1,009,202	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class A, 1.370%, 10/15/2024, 144A	1,013,742
326,582	Santander Drive Auto Receivables Trust, Series 2020-2, Class A3, 0.670%, 4/15/2024	326,732
765,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033, 144A	775,588
521,996	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.910%, 7/17/2023	527,265
450,000	Toyota Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.660%, 5/15/2024	454,343
670,000	Toyota Auto Receivables Owner Trust, Series 2020-B, Class A3, 1.360%, 8/15/2024	676,061
1,097,877	Westlake Automobile Receivables Trust, Series 2020-2A, Class A2A, 0.930%, 2/15/2024, 144A	1,100,060
382,994	World Omni Auto Receivables Trust, Series 2019-B, Class A3, 2.590%, 7/15/2024	386,298

		30,111,425

	ABS Other — 0.8%
841,228	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/16/2032, 144A	845,340
	ABS Other — continued
430,000	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	433,716
334,367	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	346,225
2,250,000	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034, 144A	2,252,591
805,000	Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.960%, 3/15/2024, 144A	817,463
672,567	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037, 144A	679,639
1,124,863	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	1,131,304
1,288,720	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038, 144A	1,336,148

		7,842,426

	ABS Student Loan — 1.2%
2,684,981	Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.600%, 8/15/2068, 144A	2,738,184
827,946	Navient Private Education Refi Loan Trust, Series 2020-DA, Class A, 1.690%, 5/15/2069, 144A	836,001
2,391,928	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.060%, 10/15/2069, 144A	2,395,216
5,196,554	Navient Private Education Refi Loan Trust, Series 2021-EA, Class A, 0.970%, 12/16/2069, 144A	5,171,393
1,450,000	SMB Private Education Loan Trust, Series 2021-D, Class A1A, 1.340%, 3/17/2053, 144A	1,449,494
32,501	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 1.036%, 1/25/2039, 144A(a)	32,658

		12,622,946

	Agency Commercial Mortgage-Backed Securities — 30.2%
4,135,000	Federal Home Loan Mortgage Corp., Series Q016, Class APT1, 1.242%, 5/25/2051(b)	4,155,530
4,916,140	Federal National Mortgage Association, Series 2014-M2, Class A2, 3.513%, 12/25/2023(b)	5,190,476
691,477	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 1.017%, 11/25/2022(a)	691,973
143,383	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	143,876
4,321,109	Federal National Mortgage Association, Series 2020-M5, Class FA, 1-month LIBOR + 0.460%, 0.546%, 1/25/2027(a)	4,372,975
7,596,590	FHLMC Multifamily Structured Pass Through Certificates, Series KF74, Class AS, 1-month Average Compounded SOFR + 0.530%, 0.580%, 1/25/2027(a)	7,643,014
13,208,657	FHLMC Multifamily Structured Pass Through Certificates, Series KF77, Class AL, 1-month LIBOR + 0.700%, 0.783%, 2/25/2027(a)	13,336,365
17,372,769	FHLMC Multifamily Structured Pass Through Certificates, Series KF77, Class AS, 30-day Average SOFR + 0.900%, 0.950%, 2/25/2027(a)	17,235,976
31,041,037	FHLMC Multifamily Structured Pass Through Certificates, Series KF78, Class AL, 1-month LIBOR + 0.800%, 0.883%, 3/25/2030(a)	31,092,472
31,041,037	FHLMC Multifamily Structured Pass Through Certificates, Series KF78, Class AS, 30-day Average SOFR + 1.000%, 1.050%, 3/25/2030(a)	31,385,443

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$8,515,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS12, Class A, 1-month LIBOR + 0.650%, 0.733%, 8/25/2029(a)	$8,527,440
12,857,120	FHLMC Multifamily Structured Pass Through Certificates, Series KJ20, Class A2, 3.799%, 12/25/2025	13,924,828
5,974,381	FHLMC Multifamily Structured Pass Through Certificates, Series K-F100, Class AS, 30-day Average SOFR + 0.180%, 0.230%, 1/25/2028(a)	5,979,605
2,611,351	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	2,614,654
7,900,000	FHLMC Multifamily Structured Pass Through Certificates, Series K034, Class A2, 3.531%, 7/25/2023(b)	8,290,734
7,835,000	FHLMC Multifamily Structured Pass Through Certificates, Series K035, Class A2, 3.458%, 8/25/2023(b)	8,234,073
7,500,000	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class A2, 3.389%, 3/25/2024	7,971,578
2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027	2,834,797
1,115,359	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	1,127,040
8,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series KC06, Class A2, 2.541%, 8/25/2026	8,282,265
46,362	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 0.413%, 11/25/2021(a)	46,366
424,061	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 0.733%, 1/25/2023(a)	424,419
2,336,955	FHLMC Multifamily Structured Pass Through Certificates, Series KF53, Class A, 1-month LIBOR + 0.390%, 0.473%, 10/25/2025(a)	2,344,529
10,264,896	FHLMC Multifamily Structured Pass Through Certificates, Series KF72, Class A, 1-month LIBOR + 0.500%, 0.583%, 10/25/2026(a)	10,333,289
4,722,478	FHLMC Multifamily Structured Pass Through Certificates, Series KF79, Class AL, 1-month LIBOR + 0.470%, 0.553%, 5/25/2030(a)	4,744,731
4,357,714	FHLMC Multifamily Structured Pass Through Certificates, Series KF79, Class AS, 30-day Average SOFR + 0.580%, 0.630%, 5/25/2030(a)	4,385,659
8,424,411	FHLMC Multifamily Structured Pass Through Certificates, Series KF80, Class AL, 1-month LIBOR + 0.440%, 0.523%, 6/25/2030(a)	8,464,765
4,733,352	FHLMC Multifamily Structured Pass Through Certificates, Series KF80, Class AS, 30-day Average SOFR + 0.510%, 0.560%, 6/25/2030(a)	4,760,834
2,976,053	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AL, 1-month LIBOR + 0.360%, 0.443%, 6/25/2027(a)	2,994,805
2,232,039	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AS, 30-day Average SOFR + 0.400%, 0.450%, 6/25/2027(a)	2,239,084
1,650,698	FHLMC Multifamily Structured Pass Through Certificates, Series KF84, Class AL, 1-month LIBOR + 0.300%, 0.383%, 7/25/2030(a)	1,652,472
	Agency Commercial Mortgage-Backed Securities — continued
1,388,682	FHLMC Multifamily Structured Pass Through Certificates, Series KF84, Class AS, 30-day Average SOFR + 0.320%, 0.370%, 7/25/2030(a)	1,393,358
1,669,306	FHLMC Multifamily Structured Pass Through Certificates, Series KF85, Class AL, 1-month LIBOR + 0.300%, 0.383%, 8/25/2030(a)	1,672,014
4,449,984	FHLMC Multifamily Structured Pass Through Certificates, Series KF85, Class AS, 30-day Average SOFR + 0.330%, 0.380%, 8/25/2030(a)	4,464,869
1,874,634	FHLMC Multifamily Structured Pass Through Certificates, Series KF86, Class AL, 1-month LIBOR + 0.290%, 0.373%, 8/25/2027(a)	1,876,917
1,673,994	FHLMC Multifamily Structured Pass Through Certificates, Series KF86, Class AS, 30-day Average SOFR + 0.320%, 0.370%, 8/25/2027(a)	1,677,230
10,261,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ21, Class A2, 3.700%, 9/25/2026	11,232,049
7,720,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027	8,214,630
776,067	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	783,350
2,855,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS14, Class AL, 1-month LIBOR + 0.340%, 0.423%, 4/25/2030(a)	2,856,742
3,140,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS14, Class AS, 30-day Average SOFR + 0.370%, 0.420%, 4/25/2030(a)	3,167,051
2,176,597	FHLMC Multifamily Structured Pass Through Certificates, Series Q008, Class A, 1-month LIBOR + 0.390%, 0.473%, 10/25/2045(a)	2,182,150
5,200,000	FNMA, 3.580%, 1/01/2026	5,682,246
20,600,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K-107, Class AS, 30-day Average SOFR + 0.250%, 0.300%, 3/25/2028(a)	20,581,893
9,395,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K-F121, Class AS, 30-day Average SOFR + 0.180%, 0.230%, 8/25/2028(a)	9,401,582
1,332,856	Freddie Mac Multifamily Structured Pass Through Certificates, Series KF93, Class AL, 1-month LIBOR + 0.280%, 0.363%, 10/25/2027(a)	1,335,155
1,600,290	Freddie Mac Multifamily Structured Pass Through Certificates, Series KF93, Class AS, 30-day Average SOFR + 0.310%, 0.360%, 10/25/2027(a)	1,603,496
5,185,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series KF97, Class AS, 30-day Average SOFR + 0.250%, 0.300%, 12/25/2030(a)	5,204,167
3,190,780	Freddie Mac Multifamily Structured Pass Through Certificates, Series Q015, Class A, 30-day Average SOFR + 0.200%, 0.250%, 8/25/2024(a)	3,190,780
107,069	Government National Mortgage Association, Series 2003-72, Class Z, 5.297%, 11/16/2045(b)	116,486

		312,062,232

	Collateralized Mortgage Obligations — 14.0%
8,857	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year CMT – 0.200%, 0.810%, 5/15/2023(a)(c)(d)	8,712

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$7,980	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year CMT – 0.650%, 0.610%, 8/15/2023(a)(c)(d)	$7,817
74,779	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029(c)(d)	82,149
579,443	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035(c)(d)	653,019
795,586	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	901,900
345,677	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038(c)(d)	361,866
781,009	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, IO, 2.704%, 6/15/2048(b)(e)	833,716
761,832	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, IO, 3.840%, 12/15/2036(b)(e)	808,478
159,486	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 2.184%, 6/15/2043(b)(c)(d)	168,680
732,288	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033(c)(d)	833,039
2,234,738	Federal National Mortgage Association, REMIC, Series 2012-58, Class KF, 1-month LIBOR + 0.550%, 0.636%, 6/25/2042(a)	2,266,740
4,019,379	Federal National Mortgage Association, REMIC, Series 2012-83, Class LF, 1-month LIBOR + 0.510%, 0.596%, 8/25/2042(a)	4,073,854
3,408	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year CMT – 0.050%, 1.070%, 9/25/2022(a)(c)(d)	3,367
10,307	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year CMT – 0.500%, 0.810%, 4/25/2024(a)(c)(d)	10,073
6,258	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.113%, 8/25/2042(b)(c)(d)	6,694
137,271	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025(c)(d)	141,683
407,424	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 0.136%, 7/25/2037(a)(c)(d)	398,387
747,424	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.492%, 8/25/2038(b)	780,586
1,577,388	Federal National Mortgage Association, REMIC, Series 2012-56, Class FK, 1-month LIBOR + 0.450%, 0.536%, 6/25/2042(a)	1,593,455
2,470,552	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 1.086%, 7/25/2043(a)	2,412,504
4,557,268	Federal National Mortgage Association, REMIC, Series 2015-4, Class BF, 1-month LIBOR + 0.400%, 0.486%, 2/25/2045(a)	4,587,593
7,638,820	Federal National Mortgage Association, REMIC, Series 2020-35, Class FA, 1-month LIBOR + 0.500%, 0.596%, 6/25/2050(a)	7,687,556
6,034	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.553%, 3/25/2044(b)(c)(d)	6,968
339,417	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 1.292%, 10/25/2044(a)(c)(d)	346,359
2,976,046	Government National Mortgage Association, Series 2017-H05, Class FC, 1-month LIBOR + 0.750%, 0.840%, 2/20/2067(a)	3,013,418
	Collateralized Mortgage Obligations — continued
3,131,419	Government National Mortgage Association, Series 2019-H13, Class FT, 1-year CMT + 0.450%, 0.520%, 8/20/2069(a)	3,128,948
4,680,903	Government National Mortgage Association, Series 2020-H02, Class FG, 1-month LIBOR + 0.600%, 0.690%, 1/20/2070(a)	4,729,809
1,266,291	Government National Mortgage Association, Series 2005-18, Class F, 1-month LIBOR + 0.200%, 0.287%, 2/20/2035(a)	1,265,500
950,332	Government National Mortgage Association, Series 2007-59, Class FM, 1-month LIBOR + 0.520%, 0.607%, 10/20/2037(a)(c)(d)	951,185
357,360	Government National Mortgage Association, Series 2009-H01, Class FA, 1-month LIBOR + 1.150%, 1.237%, 11/20/2059(a)(c)(d)	358,459
873,073	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 0.420%, 10/20/2060(a)	873,139
736,309	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 0.440%, 10/20/2060(a)	736,718
417,939	Government National Mortgage Association, Series 2010-H27, Class FA, 1-month LIBOR + 0.380%, 0.470%, 12/20/2060(a)	418,476
44,045	Government National Mortgage Association, Series 2011- H20, Class FA, 1-month LIBOR + 0.550%, 0.640%, 9/20/2061(a)	44,257
552,843	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 0.540%, 2/20/2061(a)	554,402
38,808	Government National Mortgage Association, Series 2011-H08, Class FA, 1-month LIBOR + 0.600%, 0.690%, 2/20/2061(a)	39,007
32,218	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061(c)(d)	33,570
30,807	Government National Mortgage Association, Series 2012-124, Class HT, 6.500%, 7/20/2032(b)(c)(d)	30,194
2,814,237	Government National Mortgage Association, Series 2012-18, Class FM, 1-month LIBOR + 0.250%, 0.337%, 9/20/2038(a)	2,817,861
143	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 0.540%, 5/20/2062(a)(c)(d)	142
494,248	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 0.610%, 8/20/2062(a)	496,348
1,611,561	Government National Mortgage Association, Series 2012-H20, Class PT, 0.919%, 7/20/2062(b)	1,608,864
23,992	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 0.590%, 10/20/2062(a)(c)(d)	23,824
41,695	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 0.590%, 12/20/2062(a)(c)(d)	41,460
1,728,621	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 0.440%, 3/20/2063(a)	1,729,360
1,407,886	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 0.490%, 3/20/2063(a)	1,410,031

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$225,066	Government National Mortgage Association, Series 2013-H14, Class FG, 1-month LIBOR + 0.470%, 0.560%, 5/20/2063(a)	$225,704
5,523,513	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 0.720%, 4/20/2063(a)	5,502,594
3,887,419	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 0.603%, 7/20/2064(a)	3,912,333
3,044,960	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 0.590%, 7/20/2064(a)	3,062,262
2,280,828	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 0.560%, 2/20/2065(a)	2,292,993
20,401	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 0.390%, 4/20/2061(a)(c)(d)	20,188
14,128	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(c)(d)	14,195
287,018	Government National Mortgage Association, Series 2015-H10, Class FC, 1-month LIBOR + 0.480%, 0.570%, 4/20/2065(a)	288,427
4,467,115	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	4,575,758
4,807	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 0.340%, 4/20/2065(a)(c)(d)	4,753
2,820,295	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 0.320%, 5/20/2065(a)	2,814,654
110,990	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 0.390%, 7/20/2065(a)(c)(d)	110,402
5,429	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 0.790%, 10/20/2065(a)(c)(d)	5,404
6,555	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 0.770%, 8/20/2061(a)(c)(d)	6,562
4,303,114	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 1.010%, 2/20/2066(a)	4,369,433
1,309,387	Government National Mortgage Association, Series 2016-H20, Class FB, 1-month LIBOR + 0.550%, 0.640%, 9/20/2066(a)	1,317,274
81,218	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 0.290%, 10/20/2064(a)	81,159
6,023,677	Government National Mortgage Association, Series 2018-H11, Class FJ, 12-month LIBOR + 0.080%, 0.327%, 6/20/2068(a)	5,952,755
141,678	Government National Mortgage Association, Series 2018-H14, Class FG, 1-month LIBOR + 0.350%, 0.440%, 9/20/2068(a)	141,765
8,684,851	Government National Mortgage Association, Series 2018-H16, Class FA, 1-month LIBOR + 0.420%, 0.510%, 9/20/2068(a)	8,702,061
7,605,630	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068	8,129,007
2,612,820	Government National Mortgage Association, Series 2020-30, Class F, 1-month LIBOR + 0.400%, 0.486%, 4/20/2048(a)	2,624,749
	Collateralized Mortgage Obligations — continued
4,841,427	Government National Mortgage Association, Series 2020-53, Class NF, 1-month LIBOR + 0.450%, 0.536%, 5/20/2046(a)	4,821,378
5,186,399	Government National Mortgage Association, Series 2020-H04, Class FP, 1-month LIBOR + 0.500%, 0.590%, 6/20/2069(a)	5,219,784
10,651,442	Government National Mortgage Association, Series 2020-H07, Class FL, 1-month LIBOR + 0.650%, 0.737%, 4/20/2070(a)	10,766,808
11,406,315	Government National Mortgage Association, Series 2020-H10, Class FD, 1-month LIBOR + 0.400%, 0.487%, 5/20/2070(a)	11,390,506
5,128,478	Government National Mortgage Association, Series 2020-HO1, Class FT, 1-year CMT + 0.500%, 0.610%, 1/20/2070(a)	5,145,828

		144,778,903

	Hybrid ARMs — 2.9%
112,025	FHLMC, 12-month LIBOR + 1.666%, 1.933%, 11/01/2038(a)	112,748
300,521	FHLMC, 6-month LIBOR + 1.712%, 1.961%, 6/01/2037(a)	300,652
165,906	FHLMC, 12-month LIBOR + 1.735%, 2.029%, 3/01/2038(a)	167,461
517,159	FHLMC, 12-month LIBOR + 1.764%, 2.044%, 9/01/2035(a)	539,594
112,820	FHLMC, 12-month LIBOR + 1.791%, 2.061%, 11/01/2038(a)	114,047
202,582	FHLMC, 1-year CMT + 1.940%, 2.065%, 9/01/2038(a)	203,448
175,079	FHLMC, 12-month LIBOR + 1.734%, 2.107%, 4/01/2037(a)	182,768
998,658	FHLMC, 12-month LIBOR + 1.895%, 2.145%, 9/01/2041(a)	1,056,590
52,502	FHLMC, 12-month LIBOR + 1.742%, 2.180%, 12/01/2037(a)	52,854
2,182,726	FHLMC, 12-month LIBOR + 1.842%, 2.202%, 1/01/2046(a)	2,265,765
382,036	FHLMC, 1-year CMT + 2.220%, 2.220%, 7/01/2033(a)	382,945
359,134	FHLMC, 1-year CMT + 2.247%, 2.272%, 9/01/2038(a)	384,808
468,402	FHLMC, 12-month LIBOR + 1.899%, 2.274%, 4/01/2037(a)	471,893
175,694	FHLMC, 12-month LIBOR + 1.936%, 2.275%, 12/01/2034(a)	177,749
393,696	FHLMC, 1-year CMT + 2.165%, 2.290%, 4/01/2036(a)	394,145
112,796	FHLMC, 1-year CMT + 2.209%, 2.316%, 9/01/2038(a)	113,370
1,717,593	FHLMC, 1-year CMT + 2.248%, 2.323%, 3/01/2037(a)	1,833,972
374,748	FHLMC, 1-year CMT + 2.245%, 2.367%, 3/01/2036(a)	400,192
973,536	FHLMC, 1-year CMT + 2.256%, 2.372%, 2/01/2036(a)	1,035,337
121,370	FHLMC, 1-year CMT + 2.250%, 2.375%, 2/01/2035(a)	129,352
515,680	FHLMC, 1-year CMT + 2.285%, 2.409%, 2/01/2036(a)	544,840
50,601	FHLMC, 12-month LIBOR + 2.180%, 2.555%, 3/01/2037(a)	50,931
22,002	FNMA, 6-month LIBOR + 1.460%, 1.585%, 2/01/2037(a)	22,486

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$113,951	FNMA, 12-month LIBOR + 1.479%, 1.729%, 8/01/2035(a)	$113,856
379,161	FNMA, 6-month LIBOR + 1.544%, 1.767%, 7/01/2035(a)	393,693
572,600	FNMA, 12-month LIBOR + 1.595%, 1.849%, 9/01/2037(a)	595,757
229,131	FNMA, 12-month LIBOR + 1.639%, 1.889%, 8/01/2038(a)	231,249
863,217	FNMA, 12-month LIBOR + 1.549%, 1.919%, 4/01/2037(a)	905,416
327,156	FNMA, 12-month LIBOR + 1.669%, 1.919%, 7/01/2038(a)	332,043
573,186	FNMA, 12-month LIBOR + 1.574%, 1.926%, 7/01/2035(a)	595,364
198,763	FNMA, 12-month LIBOR + 1.587%, 1.928%, 4/01/2037(a)	200,435
316,324	FNMA, 12-month LIBOR + 1.678%, 1.953%, 8/01/2034(a)	318,764
168,218	FNMA, 12-month LIBOR + 1.665%, 2.016%, 11/01/2036(a)	177,217
185,478	FNMA, 12-month LIBOR + 1.608%, 2.060%, 10/01/2033(a)	192,718
847,381	FNMA, 12-month LIBOR + 1.741%, 2.063%, 9/01/2037(a)	897,045
66,539	FNMA, 12-month LIBOR + 1.802%, 2.072%, 7/01/2041(a)	66,796
44,090	FNMA, 12-month LIBOR + 1.754%, 2.129%, 1/01/2037(a)	44,751
373,700	FNMA, 12-month LIBOR + 1.760%, 2.135%, 2/01/2037(a)	378,161
766,117	FNMA, 12-month LIBOR + 1.781%, 2.156%, 3/01/2037(a)	811,908
69,927	FNMA, 1-year CMT + 2.145%, 2.171%, 9/01/2036(a)	71,268
125,430	FNMA, 12-month LIBOR + 1.800%, 2.175%, 3/01/2034(a)	132,406
119,246	FNMA, 12-month LIBOR + 1.800%, 2.175%, 12/01/2041(a)	120,035
125,778	FNMA, 12-month LIBOR + 1.729%, 2.181%, 11/01/2035(a)	132,801
979,442	FNMA, 12-month LIBOR + 1.820%, 2.195%, 2/01/2047(a)	1,051,792
1,113,253	FNMA, 1-year CMT + 2.175%, 2.216%, 11/01/2033(a)	1,188,240
202,894	FNMA, 1-year CMT + 2.149%, 2.223%, 9/01/2034(a)	214,460
264,116	FNMA, 1-year CMT + 2.223%, 2.223%, 8/01/2035(a)	264,502
1,022,223	FNMA, 1-year CMT + 2.172%, 2.240%, 12/01/2040(a)	1,090,752
308,261	FNMA, 1-year CMT + 2.159%, 2.249%, 6/01/2036(a)	318,902
181,716	FNMA, 1-year CMT + 2.185%, 2.259%, 12/01/2034(a)	182,195
95,284	FNMA, 1-year CMT + 2.141%, 2.266%, 4/01/2033(a)	95,455
2,220,753	FNMA, 1-year CMT + 2.212%, 2.268%, 10/01/2034(a)	2,371,523
624,994	FNMA, 1-year CMT + 2.274%, 2.274%, 6/01/2037(a)	671,192
1,183,264	FNMA, 12-month LIBOR + 1.800%, 2.300%, 10/01/2041(a)	1,247,879
373,945	FNMA, 1-year CMT + 2.287%, 2.303%, 6/01/2033(a)	373,452
	Hybrid ARMs — continued
396,883	FNMA, 1-year CMT + 2.185%, 2.310%, 1/01/2036(a)	412,382
199,468	FNMA, 1-year CMT + 2.205%, 2.323%, 4/01/2034(a)	200,561
1,205,874	FNMA, 1-year CMT + 2.225%, 2.330%, 4/01/2034(a)	1,282,273
215,436	FNMA, 1-year CMT + 2.287%, 2.362%, 10/01/2033(a)	216,942
58,201	FNMA, 1-year CMT + 2.440%, 2.440%, 8/01/2033(a)	58,521
449,616	FNMA, 6-month LIBOR + 2.193%, 2.443%, 7/01/2037(a)	473,605
132,628	FNMA, 1-year CMT + 2.500%, 2.592%, 8/01/2036(a)	142,649
156,825	FNMA, 1-year CMT + 2.480%, 2.605%, 5/01/2035(a)	166,390
66,934	FNMA, 12-month LIBOR + 2.473%, 2.723%, 6/01/2035(a)	67,792

		29,741,089

	Mortgage Related — 1.9%
25,473	FHLMC, 3.000%, 10/01/2026	26,837
180,478	FHLMC, 4.000%, with various maturities from 2024 to 2042(f)	196,730
77,731	FHLMC, 4.500%, with various maturities from 2025 to 2034(f)	82,309
13,266	FHLMC, 5.500%, 10/01/2023	13,615
143,903	FHLMC, 6.500%, 12/01/2034	165,035
65	FHLMC, 7.500%, 6/01/2026	70
85,130	FNMA, 3.000%, 3/01/2042	92,007
746,189	FNMA, 5.000%, with various maturities from 2037 to 2038(f)	848,755
323,358	FNMA, 5.500%, with various maturities from 2023 to 2033(f)	356,634
70,646	FNMA, 6.000%, with various maturities in 2022(f)	71,840
147,232	FNMA, 6.500%, with various maturities from 2032 to 2037(f)	166,221
41,133	FNMA, 7.500%, with various maturities from 2030 to 2032(f)	44,724
1,751,635	GNMA, 1-month LIBOR + 1.748%, 1.863%, 2/20/2061(a)	1,827,665
1,406,413	GNMA, 1-month LIBOR + 1.890%, 1.986%, 2/20/2063(a)	1,463,741
1,452,852	GNMA, 1-month LIBOR + 2.190%, 2.283%, 3/20/2063(a)	1,505,876
642,615	GNMA, 1-month LIBOR + 2.233%, 2.329%, 5/20/2065(a)	686,460
673,642	GNMA, 1-month LIBOR + 2.242%, 2.342%, 6/20/2065(a)	724,456
742,235	GNMA, 1-month LIBOR + 2.339%, 2.437%, 2/20/2063(a)	778,296
48,260	GNMA, 3.640%, 3/20/2063(b)	48,252
25,902	GNMA, 3.687%, 2/20/2063(b)	26,104
54,016	GNMA, 4.006%, 12/20/2062(b)	56,530
24,184	GNMA, 4.140%, 12/20/2061(b)	26,019
85,595	GNMA, 4.284%, 4/20/2063(b)	88,859
13,898	GNMA, 4.327%, 8/20/2061(b)	15,066
2,829,196	GNMA, 4.434%, 10/20/2065(b)	3,089,210
273,941	GNMA, 4.529%, 7/20/2063(b)	291,532
1,489,784	GNMA, 4.601%, 2/20/2066(b)	1,595,877
8,089	GNMA, 4.604%, 2/20/2062(b)	8,327
1,832,667	GNMA, 4.613%, 3/20/2064(b)	1,934,841
245,727	GNMA, 4.622%, 1/20/2064(b)	260,443

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$25,958	GNMA, 4.630%, with various maturities from 2061 to 2062(b)(f)	$26,127
4,543	GNMA, 4.632%, 8/20/2062(b)	4,890
1,768,285	GNMA, 4.670%, 11/20/2063(b)	1,874,214
923,837	GNMA, 4.700%, with various maturities from 2061 to 2064(b)(f)	970,183
2,500	GNMA, 4.882%, 4/20/2061(b)	2,627
6,844	GNMA, 6.000%, 12/15/2031	7,959
30,007	GNMA, 6.500%, 5/15/2031	34,936
33,021	GNMA, 7.000%, 10/15/2028	36,203

		19,449,470

	Non-Agency Commercial Mortgage-Backed Securities — 2.0%
1,595,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	1,667,611
3,895,000	Barclays Commercial Mortgage Securities Trust, Series 2020-BID, Class A, 1-month LIBOR + 2.140%, 2.224%, 10/15/2037, 144A(a)	3,918,040
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,303,474
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,588,114
3,804,856	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,018,671
2,570,000	DROP Mortgage Trust, Series 2021-FILE, Class A, 1-month LIBOR + 1.150%, 1.230%, 4/15/2026, 144A(a)	2,577,968
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,402,176
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,064,531
3,279,464	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 1.554%, 11/15/2027, 144A(a)	2,033,268

		20,573,853

	Treasuries — 40.0%
41,575,000	U.S. Treasury Note, 0.250%, 9/30/2023	41,542,519
4,845,000	U.S. Treasury Note, 0.250%, 6/15/2024	4,818,125
18,650,000	U.S. Treasury Note, 0.250%, 6/30/2025	18,317,797
13,840,000	U.S. Treasury Note, 0.250%, 8/31/2025	13,557,253
13,070,000	U.S. Treasury Note, 0.250%, 9/30/2025	12,789,710
13,605,000	U.S. Treasury Note, 0.250%, 10/31/2025	13,293,042
47,425,000	U.S. Treasury Note, 0.375%, 4/30/2025	46,898,879
7,255,000	U.S. Treasury Note, 0.375%, 11/30/2025	7,116,418
56,000,000	U.S. Treasury Note, 0.375%, 12/31/2025	54,871,250
24,685,000	U.S. Treasury Note, 0.375%, 1/31/2026	24,154,658
4,600,000	U.S. Treasury Note, 0.500%, 3/31/2025	4,574,484
11,585,000	U.S. Treasury Note, 0.500%, 2/28/2026	11,389,503
13,225,000	U.S. Treasury Note, 0.750%, 3/31/2026	13,131,495
71,995,000	U.S. Treasury Note, 0.750%, 8/31/2026	71,224,429
11,470,000	U.S. Treasury Note, 2.000%, 2/15/2025	11,997,351
6,915,000	U.S. Treasury Note, 2.250%, 1/31/2024	7,218,612
3,340,000	U.S. Treasury Note, 2.250%, 10/31/2024	3,514,437
40,295,000	U.S. Treasury Note, 2.875%, 10/31/2023	42,438,820
9,955,000	U.S. Treasury Note, 2.875%, 7/31/2025	10,753,733

		413,602,515

	Total Bonds and Notes (Identified Cost $988,328,988)	990,784,859

Short-Term Investments — 4.0%
9,469,399	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $9,469,399 on 10/01/2021 collateralized by $11,209,800 U.S. Treasury Bond, 1.125% due 08/15/2040 valued at $9,658,815 including accrued interest (Note 2 of Notes to Financial Statements)	9,469,399
31,675,000	U.S. Treasury Bills, 0.002%-0.018%, 10/12/2021(g)(h)	31,674,722

	Total Short-Term Investments (Identified Cost $41,144,281)	41,144,121

	Total Investments — 99.9% (Identified Cost $1,029,473,269)	1,031,928,980
	Other assets less liabilities — 0.1%	1,112,424

	Net Assets — 100.0%	$1,033,041,404

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of these securities amounted to $4,629,151 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Interest only security. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $49,156,284 or 4.8% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Interest
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

See accompanying notes to financial statements.

75  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2021

Treasuries	40.0%
Agency Commercial Mortgage-Backed Securities	30.2
Collateralized Mortgage Obligations	14.0
ABS Car Loan	2.9
Hybrid ARMs	2.9
Non-Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	3.9
Short-Term Investments	4.0

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  76

Statements of Assets and Liabilities

September 30, 2021

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund
ASSETS
Investments at cost	$9,398,037,659	$24,631,088	$3,778,502,923
Net unrealized appreciation	133,421,250	560,072	1,077,384,540

Investments at value	9,531,458,909	25,191,160	4,855,887,463
Cash	4,996,292	—	150,228
Due from brokers (Note 2)	6,480,102	—	4,145,238
Foreign currency at value (identified cost $0, $0 and $15,213,836, respectively)	—	—	14,822,124
Receivable for Fund shares sold	13,687,769	—	4,925,564
Receivable from investment adviser (Note 6)	—	16,371	—
Receivable for securities sold	262,748,214	754,252	9,345,847
Receivable for when-issued/delayed delivery securities sold (Note 2)	207,302,160	—	—
Collateral received for open forward foreign currency contracts (Notes 2 and 4)	—	—	590,000
Dividends and interest receivable	52,431,367	195,682	10,857,171
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	962,249
Tax reclaims receivable	—	—	702,153
Prepaid expenses (Note 9)	1,170	3	557

TOTAL ASSETS	10,079,105,983	26,157,468	4,902,388,594

LIABILITIES
Payable for securities purchased	319,583,965	1,118,521	9,564,537
Payable for when-issued/delayed delivery securities purchased (Note 2)	895,336,641	—	—
Payable for Fund shares redeemed	10,585,652	—	2,918,294
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	5,685,114
Foreign taxes payable (Note 2)	—	—	2,146,613
Due to brokers (Note 2)	—	—	590,000
Payable for variation margin on futures contracts (Note 2)	—	2,750	25,547
Management fees payable (Note 6)	2,344,632	—	3,053,825
Deferred Trustees’ fees (Note 6)	917,200	3,008	407,023
Administrative fees payable (Note 6)	313,629	921	176,988
Payable to distributor (Note 6d)	64,591	5	57,346
Other accounts payable and accrued expenses	409,326	76,723	318,973

TOTAL LIABILITIES	1,229,555,636	1,201,928	24,944,260

NET ASSETS	$8,849,550,347	$24,955,540	$4,877,444,334

NET ASSETS CONSIST OF:
Paid-in capital	$8,721,602,439	$24,430,295	$3,463,722,292
Accumulated earnings	127,947,908	525,245	1,413,722,042

NET ASSETS	$8,849,550,347	$24,955,540	$4,877,444,334

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$747,496,573	$90,833	$737,469,453

Shares of beneficial interest	54,997,773	8,898	25,553,630

Net asset value and redemption price per share	$13.59	$10.21	$28.86

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$14.19	$10.66	$30.62

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$95,754,823	$1,040	$503,072,774

Shares of beneficial interest	7,041,346	102	17,798,725

Net asset value and offering price per share	$13.60	$10.20	$28.26

Class N shares:
Net assets	$2,563,736,037	$24,841,678	$350,221,891

Shares of beneficial interest	186,882,456	2,434,178	12,038,151

Net asset value, offering and redemption price per share	$13.72	$10.21	$29.09

Class Y shares:
Net assets	$5,442,562,914	$21,989	$3,286,680,216

Shares of beneficial interest	396,976,803	2,155	112,981,209

Net asset value, offering and redemption price per share	$13.71	$10.20	$29.09

See accompanying notes to financial statements.

77  |

Statements of Assets and Liabilities (continued)

September 30, 2021

	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$7,174,975,613	$385,478,294	$1,029,473,269
Net unrealized appreciation	6,584,328,317	1,369,310	2,455,711

Investments at value	13,759,303,930	386,847,604	1,031,928,980
Due from brokers (Note 2)	—	165,000	—
Receivable for Fund shares sold	19,401,913	863,712	879,800
Receivable for securities sold	—	4,395,277	19,043,112
Dividends and interest receivable	2,831,934	1,083,504	1,672,689
Tax reclaims receivable	6,317,585	363	—
Receivable for variation margin on futures contracts (Note 2)	—	13,033	—
Prepaid expenses (Note 9)	1,567	43	122

TOTAL ASSETS	13,787,856,929	393,368,536	1,053,524,703

LIABILITIES
Payable for securities purchased	—	11,188,877	18,444,955
Payable for Fund shares redeemed	11,360,084	163,862	955,152
Distributions payable	—	—	128,684
Management fees payable (Note 6)	5,925,968	72,437	242,612
Deferred Trustees’ fees (Note 6)	822,003	168,206	490,303
Administrative fees payable (Note 6)	502,471	13,236	36,100
Payable to distributor (Note 6d)	98,926	3,327	13,868
Other accounts payable and accrued expenses	513,320	82,109	171,625

TOTAL LIABILITIES	19,222,772	11,692,054	20,483,299

NET ASSETS	$13,768,634,157	$381,676,482	$1,033,041,404

NET ASSETS CONSIST OF:
Paid-in capital	$6,536,950,316	$378,658,824	$1,060,615,704
Accumulated earnings (loss)	7,231,683,841	3,017,658	(27,574,300)

NET ASSETS	$13,768,634,157	$381,676,482	$1,033,041,404

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,740,523,283	$20,941,833	$287,243,903

Shares of beneficial interest	72,982,489	1,979,277	25,207,226

Net asset value and redemption price per share	$23.85	$10.58	$11.40

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$25.31	$11.05	$11.66

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$127,002,763	$315,130	$24,921,677

Shares of beneficial interest	5,988,326	29,682	2,189,243

Net asset value and offering price per share	$21.21	$10.62	$11.38

Class N shares:
Net assets	$806,186,080	$20,093,747	$12,971,503

Shares of beneficial interest	31,335,350	1,900,845	1,135,204

Net asset value, offering and redemption price per share	$25.73	$10.57	$11.43

Class Y shares:
Net assets	$11,094,922,031	$340,325,772	$707,904,321

Shares of beneficial interest	431,263,125	32,177,540	61,926,959

Net asset value, offering and redemption price per share	$25.73	$10.58	$11.43

See accompanying notes to financial statements.

|  78

Statements of Operations

For the Year Ended September 30, 2021

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund
INVESTMENT INCOME
Interest	$208,087,794	$724,402	$38,727,553
Dividends	—	27,565	24,815,255
Less net foreign taxes withheld	—	(14)	(793,058)

	208,087,794	751,953	62,749,750

Expenses
Management fees (Note 6)	29,609,686	109,063	33,980,508
Service and distribution fees (Note 6)	2,917,327	202	6,889,543
Administrative fees (Note 6)	4,007,984	11,116	1,972,813
Trustees’ fees and expenses (Note 6)	457,095	13,751	225,703
Transfer agent fees and expenses (Notes 6 and 8)	5,590,449	4,294	3,179,009
Audit and tax services fees	56,767	62,608	62,418
Custodian fees and expenses (Note 7)	328,996	8,207	443,326
Legal fees (Note 9)	326,652	969	154,682
Registration fees	313,993	58,651	171,447
Shareholder reporting expenses	244,631	4,992	187,610
Miscellaneous expenses (Notes 7 and 9)	261,615	29,594	195,423

Total expenses	44,115,195	303,447	47,462,482
Less waiver and/or expense reimbursement (Notes 6 and 7)	—	(168,167)	—

Net expenses	44,115,195	135,280	47,462,482

Net investment income	163,972,599	616,673	15,287,268

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SHORT SALES, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	116,389,278	127,665	379,925,633
Futures contracts	—	(35,988)	(617,791)
Short sales	173,375	—	—
Forward foreign currency contracts (Note 2e)	—	—	(10,850,551)
Foreign currency transactions (Note 2d)	360,619	—	599,384
Net change in unrealized appreciation (depreciation) on:
Investments	(226,451,764)	645,166	313,836,021
Futures contracts	—	35,718	640,419
Forward foreign currency contracts (Note 2e)	—	—	(6,734,696)
Foreign currency translations (Note 2d)	(72,727)	—	(363,160)

Net realized and unrealized gain (loss) on investments, futures contracts, short sales, forward foreign currency contracts and foreign currency transactions	(109,601,219)	772,561	676,435,259

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,371,380	$1,389,234	$691,722,527

See accompanying notes to financial statements.

79  |

Statements of Operations (continued)

For the Year Ended September 30, 2021

	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$—	$5,994,515	$11,333,597
Dividends	89,046,896	—	—
Less net foreign taxes withheld	(2,656,488)	—	—

	86,390,408	5,994,515	11,333,597

Expenses
Management fees (Note 6)	65,539,656	893,605	3,243,640
Service and distribution fees (Note 6)	5,517,442	56,392	953,555
Administrative fees (Note 6)	5,608,769	152,980	445,799
Trustees’ fees and expenses (Note 6)	559,504	52,993	131,177
Transfer agent fees and expenses (Notes 6 and 8)	9,057,488	270,734	877,292
Audit and tax services fees	79,594	54,716	58,946
Custodian fees and expenses (Note 7)	603,260	23,553	45,644
Legal fees (Note 9)	435,715	12,075	35,546
Registration fees	221,979	76,394	99,415
Shareholder reporting expenses	280,271	18,316	73,905
Miscellaneous expenses (Notes 7 and 9)	366,625	36,405	53,302

Total expenses	88,270,303	1,648,163	6,018,221
Less waiver and/or expense reimbursement (Notes 6 and 7)	—	(170,162)	(62,613)

Net expenses	88,270,303	1,478,001	5,955,608

Net investment income (loss)	(1,879,895)	4,516,514	5,377,989

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investments	688,859,379	2,740,390	4,014,542
Futures contracts	—	(121,824)	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,682,057,052	(6,659,758)	(13,859,882)
Futures contracts	—	(9,936)	—
Foreign currency translations (Note 2d)	(8,389)	—	—

Net realized and unrealized gain (loss) on investments and futures contracts	2,370,908,042	(4,051,128)	(9,845,340)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,369,028,147	$465,386	$(4,467,351)

See accompanying notes to financial statements.

|  80

Statements of Changes in Net Assets

	Core Plus Bond Fund		Credit Income Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Period Ended September 30, 2020(a)
FROM OPERATIONS:
Net investment income	$163,972,599	$170,336,486	$616,673	$374
Net realized gain on investments, futures contracts, short sales and foreign currency transactions	116,923,272	299,827,757	91,677	—
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(226,524,491)	200,630,915	680,884	(85,094)

Net increase (decrease) in net assets resulting from operations	54,371,380	670,795,158	1,389,234	(84,720)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(26,989,208)	(11,953,860)	(2,194)	—
Class C	(4,109,684)	(2,056,615)	(20)	—
Class N	(114,300,522)	(67,400,814)	(776,415)	—
Class Y	(253,871,577)	(111,898,170)	(642)	—

Total distributions	(399,270,991)	(193,309,459)	(779,271)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(84,293,745)	1,308,282,070	(572,703)	25,003,000

Net increase (decrease) in net assets	(429,193,356)	1,785,767,769	37,260	24,918,280
NET ASSETS
Beginning of the year	9,278,743,703	7,492,975,934	24,918,280	—

End of the year	$8,849,550,347	$9,278,743,703	$24,955,540	$24,918,280

(a)	From commencement of operations on September 29, 2020 through September 30, 2020.

See accompanying notes to financial statements.

81  |

Statements of Changes in Net Assets (continued)

	Global Allocation Fund		Growth Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income (loss)	$15,287,268	$17,209,846	$(1,879,895)	$23,245,547
Net realized gain on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	369,056,675	216,871,990	688,859,379	534,694,084
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	307,378,584	212,609,579	1,682,048,663	2,336,956,869

Net increase in net assets resulting from operations	691,722,527	446,691,415	2,369,028,147	2,894,896,500

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(37,700,764)	(13,439,861)	(71,172,533)	(35,045,986)
Class C	(27,793,335)	(11,301,039)	(6,613,461)	(3,210,189)
Class N	(17,490,999)	(6,572,302)	(27,159,617)	(16,996,001)
Class Y	(172,869,178)	(60,646,702)	(427,889,322)	(197,277,542)

Total distributions	(255,854,276)	(91,959,904)	(532,834,933)	(252,529,718)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	400,018,429	612,522,950	432,416,142	26,641,271

Net increase in net assets	835,886,680	967,254,461	2,268,609,356	2,669,008,053
NET ASSETS
Beginning of the year	4,041,557,654	3,074,303,193	11,500,024,801	8,831,016,748

End of the year	$4,877,444,334	$4,041,557,654	$13,768,634,157	$11,500,024,801

See accompanying notes to financial statements.

|  82

Statements of Changes in Net Assets (continued)

	Intermediate Duration Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income	$4,516,514	$5,315,122	$5,377,989	$9,045,389
Net realized gain on investments and futures contracts	2,618,566	8,937,549	4,014,542	9,395,293
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(6,669,694)	4,520,840	(13,859,882)	8,389,983

Net increase (decrease) in net assets resulting from operations	465,386	18,773,511	(4,467,351)	26,830,665

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(742,805)	(502,738)	(1,888,946)	(4,298,464)
Class C	(18,045)	(8,696)	(6,855)	(141,631)
Class N	(788,205)	(94,763)	(104,954)	(149,308)
Class Y	(12,363,185)	(6,108,309)	(6,301,562)	(8,468,385)

Total distributions	(13,912,240)	(6,714,506)	(8,302,317)	(13,057,788)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	77,608,974	64,275,136	27,315,308	211,874,926

Net increase in net assets	64,162,120	76,334,141	14,545,640	225,647,803
NET ASSETS
Beginning of the year	317,514,362	241,180,221	1,018,495,764	792,847,961

End of the year	$381,676,482	$317,514,362	$1,033,041,404	$1,018,495,764

See accompanying notes to financial statements.

83  |

Financial Highlights

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.08	$13.25		$12.53		$12.96	$13.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.26		0.34		0.35	0.28
Net realized and unrealized gain (loss)	(0.13)	0.86		0.70		(0.38)	(0.04)

Total from Investment Operations	0.08	1.12		1.04		(0.03)	0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.29)		(0.32)		(0.40)	(0.34)
Net realized capital gains	(0.28)	—		—		—	—

Total Distributions	(0.57)	(0.29)		(0.32)		(0.40)	(0.34)

Net asset value, end of the period	$13.59	$14.08		$13.25		$12.53	$12.96

Total return(b)	0.53%	8.60%		8.39%		(0.27)%	1.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$747,497	$617,609		$558,291		$600,762	$676,892
Net expenses	0.71%	0.72	%(c)	0.73%		0.73%	0.73%
Gross expenses	0.71%	0.72%		0.73%		0.73%	0.73%
Net investment income	1.51%	1.88%		2.63%		2.71%	2.19%
Portfolio turnover rate	266%	359	%(d)	297	%(e)	181%	195%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  84

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.09	$13.25		$12.53		$12.96	$13.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.15		0.24		0.25	0.19
Net realized and unrealized gain (loss)	(0.13)	0.88		0.70		(0.38)	(0.05)

Total from Investment Operations	(0.03)	1.03		0.94		(0.13)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.19)		(0.22)		(0.30)	(0.24)
Net realized capital gains	(0.28)	—		—		—	—

Total Distributions	(0.46)	(0.19)		(0.22)		(0.30)	(0.24)

Net asset value, end of the period	$13.60	$14.09		$13.25		$12.53	$12.96

Total return(b)	(0.24)%	7.83%		7.57%		(1.03)%	1.08%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$95,755	$132,590		$160,201		$185,758	$248,687
Net expenses	1.46%	1.47	%(c)	1.48%		1.48%	1.48%
Gross expenses	1.46%	1.47%		1.48%		1.48%	1.48%
Net investment income	0.75%	1.13%		1.88%		1.96%	1.44%
Portfolio turnover rate	266%	359	%(d)	297	%(e)	181%	195%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

85  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.21	$13.37		$12.63		$13.06	$13.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.30		0.38		0.39	0.33
Net realized and unrealized gain (loss)	(0.14)	0.88		0.72		(0.38)	(0.06)

Total from Investment Operations	0.12	1.18		1.10		0.01	0.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.34)		(0.36)		(0.44)	(0.38)
Net realized capital gains	(0.28)	—		—		—	—

Total Distributions	(0.61)	(0.34)		(0.36)		(0.44)	(0.38)

Net asset value, end of the period	$13.72	$14.21		$13.37		$12.63	$13.06

Total return	0.86%	8.95%		8.85%		0.07%	2.12%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,563,736	$2,682,487		$2,610,699		$1,899,190	$1,784,150
Net expenses	0.38%	0.38	%(b)	0.39%		0.39%	0.39%
Gross expenses	0.38%	0.38%		0.39%		0.39%	0.39%
Net investment income	1.84%	2.21%		2.96%		3.06%	2.53%
Portfolio turnover rate	266%	359	%(c)	297	%(d)	181%	195%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(c)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(d)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.20	$13.36		$12.63		$13.06	$13.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.29		0.37		0.38	0.31
Net realized and unrealized gain (loss)	(0.13)	0.88		0.71		(0.38)	(0.04)

Total from Investment Operations	0.11	1.17		1.08		0.00 (b)	0.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)	(0.33)		(0.35)		(0.43)	(0.37)
Net realized capital gains	(0.28)	—		—		—	—

Total Distributions	(0.60)	(0.33)		(0.35)		(0.43)	(0.37)

Net asset value, end of the period	$13.71	$14.20		$13.36		$12.63	$13.06

Total return	0.78%	8.87%		8.67%		(0.02)%	2.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,442,563	$5,846,057		$4,163,785		$3,733,751	$3,846,208
Net expenses	0.46%	0.47	%(c)	0.48%		0.48%	0.48%
Gross expenses	0.46%	0.47%		0.48%		0.48%	0.48%
Net investment income	1.76%	2.11%		2.87%		2.97%	2.43%
Portfolio turnover rate	266%	359	%(d)	297	%(e)	181%	195%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class A
	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.21		(0.00	)(b)
Net realized and unrealized gain (loss)	0.31		(0.03)

Total from Investment Operations	0.52		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)		—
Net realized capital gains	(0.00	)(b)	—

Total Distributions	(0.28)		—

Net asset value, end of the period	$10.21		$9.97

Total return(c)(d)	5.24%		(0.30	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$91		$1
Net expenses(f)	0.82%		0.82	%(g)
Gross expenses	4.79%		125.79	%(g)
Net investment income (loss)	2.07%		(0.82	)%(g)
Portfolio turnover rate	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  88

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class C
	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.13		(0.00	)(b)
Net realized and unrealized gain (loss)	0.30		(0.03)

Total from Investment Operations	0.43		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		—
Net realized capital gains	(0.00	)(b)	—

Total Distributions	(0.20)		—

Net asset value, end of the period	$10.20		$9.97

Total return(c)(d)	4.34%		(0.30	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1		$1
Net expenses(f)	1.57%		1.57	%(g)
Gross expenses	5.60%		126.54	%(g)
Net investment income (loss)	1.29%		(1.57	)%(g)
Portfolio turnover rate	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

89  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class N
	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.00	(b)
Net realized and unrealized gain (loss)	0.31		(0.03)

Total from Investment Operations	0.55		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)		—
Net realized capital gains	(0.00	)(b)	—

Total Distributions	(0.31)		—

Net asset value, end of the period	$10.21		$9.97

Total return(c)	5.54%		(0.30	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,842		$24,915
Net expenses(e)	0.52%		0.52	%(f)
Gross expenses	1.16%		27.91	%(f)
Net investment income	2.38%		0.55	%(f)
Portfolio turnover rate	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  90

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class Y
	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.24		(0.00	)(b)
Net realized and unrealized gain (loss)	0.29		(0.03)

Total from Investment Operations	0.53		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		—
Net realized capital gains	(0.00	)(b)	—

Total Distributions	(0.30)		—

Net asset value, end of the period	$10.20		$9.97

Total return(c)	5.38%		(0.30	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22		$1
Net expenses(e)	0.57%		0.57	%(f)
Gross expenses	4.54%		125.54	%(f)
Net investment income (loss)	2.33%		(0.57	)%(f)
Portfolio turnover rate	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

91  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class A
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$26.23	$23.76	$23.10	$21.60	$19.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.10	0.19	0.23	0.31
Net realized and unrealized gain (loss)	4.18	3.05	1.38	1.75	2.36

Total from Investment Operations	4.24	3.15	1.57	1.98	2.67

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.12)	(0.16)	(0.19)	(0.24)
Net realized capital gains	(1.48)	(0.56)	(0.75)	(0.29)	—

Total Distributions	(1.61)	(0.68)	(0.91)	(0.48)	(0.24)

Net asset value, end of the period	$28.86	$26.23	$23.76	$23.10	$21.60

Total return(b)	16.73%	13.41%	7.66%	9.26%	14.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$737,469	$632,479	$453,009	$401,036	$305,275
Net expenses	1.13%	1.15%	1.16%	1.16%	1.18%
Gross expenses	1.13%	1.15%	1.16%	1.16%	1.18%
Net investment income	0.23%	0.42%	0.83%	1.03%	1.57%
Portfolio turnover rate	45%	37%	27%	22%	35%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  92

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class C
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$25.78	$23.43	$22.78		$21.29	$18.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.14)	(0.08)	0.02		0.06	0.16
Net realized and unrealized gain (loss)	4.10	2.99	1.38		1.73	2.33

Total from Investment Operations	3.96	2.91	1.40		1.79	2.49

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.00	)(b)	(0.01)	(0.09)
Net realized capital gains	(1.48)	(0.56)	(0.75)		(0.29)	—

Total Distributions	(1.48)	(0.56)	(0.75)		(0.30)	(0.09)

Net asset value, end of the period	$28.26	$25.78	$23.43		$22.78	$21.29

Total return(c)	15.85%	12.55%	6.85%		8.46%	13.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$503,073	$483,814	$480,479		$412,610	$354,017
Net expenses	1.88%	1.90%	1.91%		1.91%	1.93%
Gross expenses	1.88%	1.90%	1.91%		1.91%	1.93%
Net investment income (loss)	(0.52)%	(0.33)%	0.08%		0.29%	0.84%
Portfolio turnover rate	45%	37%	27%		22%	35%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

93  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$26.42	$23.92	$23.25	$21.73	$19.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.18	0.27	0.31	0.20
Net realized and unrealized gain (loss)	4.21	3.07	1.38	1.75	2.33

Total from Investment Operations	4.36	3.25	1.65	2.06	2.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.19)	(0.23)	(0.25)	—
Net realized capital gains	(1.48)	(0.56)	(0.75)	(0.29)	—

Total Distributions	(1.69)	(0.75)	(0.98)	(0.54)	—

Net asset value, end of the period	$29.09	$26.42	$23.92	$23.25	$21.73

Total return	17.10%	13.78%	8.04%	9.60%	13.18	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$350,222	$264,338	$202,692	$80,346	$59,512
Net expenses	0.81%	0.82%	0.82%	0.83%	0.87	%(c)
Gross expenses	0.81%	0.82%	0.82%	0.83%	0.87	%(c)
Net investment income	0.55%	0.76%	1.20%	1.36%	1.48	%(c)
Portfolio turnover rate	45%	37%	27%	22%	35	%(d)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  94

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class Y
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$26.42	$23.92	$23.25	$21.74	$19.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.16	0.24	0.29	0.36
Net realized and unrealized gain (loss)	4.21	3.07	1.40	1.75	2.37

Total from Investment Operations	4.34	3.23	1.64	2.04	2.73

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.17)	(0.22)	(0.24)	(0.28)
Net realized capital gains	(1.48)	(0.56)	(0.75)	(0.29)	—

Total Distributions	(1.67)	(0.73)	(0.97)	(0.53)	(0.28)

Net asset value, end of the period	$29.09	$26.42	$23.92	$23.25	$21.74

Total return	17.02%	13.70%	7.95%	9.49%	14.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,286,680	$2,660,927	$1,938,124	$1,549,689	$1,067,062
Net expenses	0.88%	0.90%	0.91%	0.91%	0.93%
Gross expenses	0.88%	0.90%	0.91%	0.91%	0.93%
Net investment income	0.48%	0.67%	1.08%	1.29%	1.79%
Portfolio turnover rate	45%	37%	27%	22%	35%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

95  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class A
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$20.72	$16.02	$16.05	$14.04	$11.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)	0.01	0.05	0.06	0.06
Net realized and unrealized gain (loss)	4.17	5.14	0.71	2.29	2.18

Total from Investment Operations	4.12	5.15	0.76	2.35	2.24

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	(0.05)	(0.05)	(0.05)
Net realized capital gains	(0.99)	(0.40)	(0.74)	(0.29)	(0.11)

Total Distributions	(0.99)	(0.45)	(0.79)	(0.34)	(0.16)

Net asset value, end of the period	$23.85	$20.72	$16.02	$16.05	$14.04

Total return(b)	20.43%	32.80%	5.81%	16.98%	18.99%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,740,523	$1,477,915	$1,250,030	$1,083,362	$983,047
Net expenses	0.89%	0.90%	0.91%	0.90%	0.91%
Gross expenses	0.89%	0.90%	0.91%	0.90%	0.91%
Net investment income (loss)	(0.22)%	0.04%	0.35%	0.39%	0.45%
Portfolio turnover rate	9%	19%	7%	11%	8%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  96

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class C
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$18.66	$14.53	$14.68	$12.92	$11.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.20)	(0.11)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	3.74	4.64	0.65	2.10	2.00

Total from Investment Operations	3.54	4.53	0.59	2.05	1.97

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.99)	(0.40)	(0.74)	(0.29)	(0.11)

Net asset value, end of the period	$21.21	$18.66	$14.53	$14.68	$12.92

Total return(b)	19.55%	31.76%	5.05%	16.09%	18.03%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$127,003	$128,764	$120,493	$130,133	$133,329
Net expenses	1.63%	1.65%	1.66%	1.65%	1.66%
Gross expenses	1.63%	1.65%	1.66%	1.65%	1.66%
Net investment loss	(0.97)%	(0.71)%	(0.39)%	(0.36)%	(0.29)%
Portfolio turnover rate	9%	19%	7%	11%	8%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

97  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$22.26	$17.17	$17.15	$14.97		$12.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02	0.07	0.11	0.12		0.11
Net realized and unrealized gain (loss)	4.49	5.53	0.76	2.44		2.32

Total from Investment Operations	4.51	5.60	0.87	2.56		2.43

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.11)	(0.11)	(0.09)		(0.08)
Net realized capital gains	(0.99)	(0.40)	(0.74)	(0.29)		(0.11)

Total Distributions	(1.04)	(0.51)	(0.85)	(0.38)		(0.19)

Net asset value, end of the period	$25.73	$22.26	$17.17	$17.15		$14.97

Total return	20.80%	33.26%	6.14%	17.40	%(b)	19.39	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$806,186	$579,571	$442,787	$1,001,688		$341,160
Net expenses	0.56%	0.57%	0.56%	0.57	%(c)	0.57	%(c)
Gross expenses	0.56%	0.57%	0.56%	0.58%		0.58%
Net investment income	0.09%	0.38%	0.69%	0.73%		0.80%
Portfolio turnover rate	9%	19%	7%	11%		8%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  98

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class Y
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$22.26	$17.17	$17.14	$14.97	$12.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01	0.05	0.10	0.10	0.09
Net realized and unrealized gain (loss)	4.48	5.53	0.77	2.44	2.33

Total from Investment Operations	4.49	5.58	0.87	2.54	2.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.09)	(0.10)	(0.08)	(0.07)
Net realized capital gains	(0.99)	(0.40)	(0.74)	(0.29)	(0.11)

Total Distributions	(1.02)	(0.49)	(0.84)	(0.37)	(0.18)

Net asset value, end of the period	$25.73	$22.26	$17.17	$17.14	$14.97

Total return	20.72%	33.15%	6.09%	17.25%	19.31%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,094,922	$9,313,775	$7,017,707	$6,620,996	$5,749,576
Net expenses	0.64%	0.65%	0.66%	0.65%	0.66%
Gross expenses	0.64%	0.65%	0.66%	0.65%	0.66%
Net investment income	0.02%	0.27%	0.60%	0.64%	0.69%
Portfolio turnover rate	9%	19%	7%	11%	8%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

99  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A
	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$10.99		$10.51	$9.97	$10.29	$10.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.19	0.25	0.22	0.17
Net realized and unrealized gain (loss)	(0.11)		0.54	0.55	(0.31)	(0.12)

Total from Investment Operations	(0.00	)(b)	0.73	0.80	(0.09)	0.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.20)	(0.26)	(0.23)	(0.20)
Net realized capital gains	(0.29)		(0.05)	—	—	(0.08)

Total Distributions	(0.41)		(0.25)	(0.26)	(0.23)	(0.28)

Net asset value, end of the period	$10.58		$10.99	$10.51	$9.97	$10.29

Total return(c)(d)	(0.06)%		7.06%	8.11%	(0.85)%	0.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,942		$19,962	$21,415	$19,149	$21,828
Net expenses(e)	0.65%		0.65%	0.65%	0.65%	0.65%
Gross expenses	0.70%		0.72%	0.72%	0.70%	0.72%
Net investment income	1.03%		1.78%	2.42%	2.17%	1.69%
Portfolio turnover rate	100%		123%	135%	152%	216%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  100

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$11.02	$10.54	$10.00	$10.30	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.11	0.17	0.13	0.10
Net realized and unrealized gain (loss)	(0.11)	0.54	0.55	(0.31)	(0.13)

Total from Investment Operations	(0.08)	0.65	0.72	(0.18)	(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.12)	(0.18)	(0.12)	(0.12)
Net realized capital gains	(0.29)	(0.05)	—	—	(0.08)

Total Distributions	(0.32)	(0.17)	(0.18)	(0.12)	(0.20)

Net asset value, end of the period	$10.62	$11.02	$10.54	$10.00	$10.30

Total return(b)(c)	(0.76)%	6.27%	7.28%	(1.71)%	(0.29)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$315	$668	$467	$2	$3,225
Net expenses(d)	1.40%	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.45%	1.46%	1.48%	1.45%	1.48%
Net investment income	0.30%	1.00%	1.64%	1.31%	0.95%
Portfolio turnover rate	100%	123%	135%	152%	216%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

101  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net asset value, beginning of the period	$10.98	$10.50	$10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.22	0.17
Net realized and unrealized gain (loss)	(0.11)	0.54	0.45

Total from Investment Operations	0.03	0.76	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.23)	(0.19)
Net realized capital gains	(0.29)	(0.05)	—

Total Distributions	(0.44)	(0.28)	(0.19)

Net asset value, end of the period	$10.57	$10.98	$10.50

Total return(b)	0.25%	7.39%	6.19	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,094	$3,307	$3,546
Net expenses(d)	0.35%	0.35%	0.35	%(e)
Gross expenses	0.38%	0.43%	0.42	%(e)
Net investment income	1.32%	2.09%	2.54	%(e)
Portfolio turnover rate	100%	123%	135	%(f)

*	From commencement of Class operations on February 1, 2019 through September 30, 2019.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for year ended September 30, 2019.

See accompanying notes to financial statements.

|  102

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$10.99	$10.51	$9.97	$10.29	$10.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.21	0.27	0.25	0.20
Net realized and unrealized gain (loss)	(0.11)	0.54	0.55	(0.31)	(0.13)

Total from Investment Operations	0.03	0.75	0.82	(0.06)	0.07

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.22)	(0.28)	(0.26)	(0.22)
Net realized capital gains	(0.29)	(0.05)	—	—	(0.08)

Total Distributions	(0.44)	(0.27)	(0.28)	(0.26)	(0.30)

Net asset value, end of the period	$10.58	$10.99	$10.51	$9.97	$10.29

Total return(b)	0.20%	7.33%	8.38%	(0.60)%	0.69%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$340,326	$293,577	$215,752	$148,119	$154,668
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.45%	0.47%	0.48%	0.45%	0.47%
Net investment income	1.28%	2.01%	2.67%	2.43%	1.93%
Portfolio turnover rate	100%	123%	135%	152%	216%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

103  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$11.54		$11.34		$11.09		$11.32	$11.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.11		0.15		0.11	0.08
Net realized and unrealized gain (loss)	(0.11)		0.25		0.34		(0.13)	(0.09)

Total from Investment Operations	(0.07)		0.36		0.49		(0.02)	(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.16)		(0.24)		(0.21)	(0.18)

Net asset value, end of the period	$11.40		$11.54		$11.34		$11.09	$11.32

Total return(b)	(0.58	)%(c)	3.19%		4.42%		(0.17)%	(0.04)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$287,244		$296,217		$308,186		$328,475	$336,227
Net expenses	0.73	%(d)(e)(f)	0.78	%(g)	0.80%		0.80%	0.80%
Gross expenses	0.73	%(e)	0.78%		0.80%		0.80%	0.80%
Net investment income	0.36%		0.93%		1.31%		1.02%	0.67%
Portfolio turnover rate	247%		319	%(h)	527	%(h)	157%	126%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%. See Note 6b of Notes to Financial Statements.
(f)	Effective July 1, 2021, the expense limit decreased from 0.75% to 0.70%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(h)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  104

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$11.54		$11.35		$11.10		$11.33	$11.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)		0.02		0.06		0.03	(0.01)
Net realized and unrealized gain (loss)	(0.11)		0.24		0.34		(0.13)	(0.08)

Total from Investment Operations	(0.16)		0.26		0.40		(0.10)	(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.07)		(0.15)		(0.13)	(0.10)

Net asset value, end of the period	$11.38		$11.54		$11.35		$11.10	$11.33

Total return(c)	(1.35	)%(d)	2.34%		3.64%		(0.91)%	(0.79)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,922		$19,628		$22,142		$23,341	$43,319
Net expenses	1.48	%(e)(f)	1.53	%(g)	1.55%		1.55%	1.55%
Gross expenses	1.49%		1.53%		1.55%		1.55%	1.55%
Net investment income (loss)	(0.40)%		0.18%		0.57%		0.24%	(0.09)%
Portfolio turnover rate	247%		319	%(h)	527	%(h)	157%	126%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.50% to 1.45%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(h)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

105  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class N
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.57		$11.37		$11.12		$11.36	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.14		0.19		0.15	0.05
Net realized and unrealized gain (loss)	(0.11)		0.26		0.33		(0.14)	0.08	(b)

Total from Investment Operations	(0.03)		0.40		0.52		0.01	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)		(0.20)		(0.27)		(0.25)	(0.16)

Net asset value, end of the period	$11.43		$11.57		$11.37		$11.12	$11.36

Total return(c)	(0.25)%		3.53%		4.77%		0.09%	1.12	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12,972		$11,035		$5,272		$3,176	$1,900
Net expenses(e)	0.40	%(f)	0.45	%(g)	0.46%		0.46%	0.47	%(h)
Gross expenses	0.41%		0.46%		0.48%		0.48%	0.50	%(h)
Net investment income	0.68%		1.20%		1.65%		1.37%	0.64	%(h)
Portfolio turnover rate	247%		319	%(i)	527	%(i)	157%	126	%(j)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 0.45% to 0.40%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.
(j)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  106

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$11.57		$11.38		$11.13		$11.36	$11.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.13		0.17		0.14	0.11
Net realized and unrealized gain (loss)	(0.11)		0.25		0.34		(0.13)	(0.09)

Total from Investment Operations	(0.04)		0.38		0.51		0.01	0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.19)		(0.26)		(0.24)	(0.21)

Net asset value, end of the period	$11.43		$11.57		$11.38		$11.13	$11.36

Total return	(0.33	)%(b)	3.35%		4.67%		0.09%	0.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$707,904		$691,616		$457,248		$366,847	$360,322
Net expenses	0.48	%(c)(d)	0.53	%(e)	0.55%		0.55%	0.55%
Gross expenses	0.49%		0.53%		0.55%		0.55%	0.55%
Net investment income	0.61%		1.11%		1.55%		1.26%	0.92%
Portfolio turnover rate	247%		319	%(f)	527	%(f)	157%	126%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.50% to 0.45%. See Note 6 of Notes to Financial Statements.
(e)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(f)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

107  |

Notes to Financial Statements

September 30, 2021

1.  Organization.  Natixis Funds Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Credit Income Fund (the “Credit Income Fund”)

Loomis Sayles Global Allocation Fund (the “Global Allocation Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

Each Fund, except Growth Fund, offers Class A, Class C, Class N and Class Y shares. Growth Fund was closed to new investors effective April 28, 2017. Growth Fund offers Class A, Class C, Class N, and Class Y shares to defined contribution and defined benefit plans, clients of registered investment advisers and registered representatives trading through intermediary programs/platforms on which the Fund is already available and existing shareholders.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Core Plus Bond Fund, Credit Income Fund and Intermediate Duration Bond Fund, 5.75% for Global Allocation Fund and Growth Fund, and 2.25% for Limited Term Government and Agency Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices

|  108

Notes to Financial Statements (continued)

September 30, 2021

supplied by an independent pricing service, if available. Short sales of debt securities are valued based on an evaluated ask price furnished to the Funds by an independent pricing service. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2021, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Core Plus Bond Fund	$—	—	$—	—	$1,001,922	Less than 0.1%
Credit Income Fund	—	—	282,692	1.1%	—	—
Global Allocation Fund	558,851,192	11.5%	8,767,057	0.2%	—	—
Intermediate Duration Bond Fund	—	—	—	—	531	Less than 0.1%
Limited Term Government and Agency Fund	—	—	—	—	4,629,151	0.4%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment

109  |

Notes to Financial Statements (continued)

September 30, 2021

income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Short Sales.  A short sale is a transaction in which a Fund sells a security it does not own, usually in anticipation of a decline in the fair market value of the security. When closing out a short position, a Fund will have to purchase the security it originally sold short. The value of short sales is reflected as a liability in the Statements of Assets and Liabilities and is marked-to-market daily. A Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; a Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes a Fund to potentially unlimited losses. The Funds intend to cover their short sale transactions by segregating or earmarking liquid assets, such that the segregated/earmarked amount, equals the current market value of the securities underlying the short sale.

For the year ended September 30, 2021, Core Plus Bond Fund engaged in short sales.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended September 30, 2021, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Core Plus Bond Fund	$9,809,979
Global Allocation Fund	9,233,847

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

f.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position

|  110

Notes to Financial Statements (continued)

September 30, 2021

increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

111  |

Notes to Financial Statements (continued)

September 30, 2021

In certain countries across the European Union, certain Funds filed tax reclaims for previously withheld taxes on dividends earned in certain countries (EU reclaims) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. EU reclaims are recognized by a Fund when deemed more likely than not to be collected, and are reflected as a reduction of foreign taxes withheld in the Statements of Operations. Any related receivable is reflected as tax reclaims receivable in the Statements of Assets and Liabilities.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, convertible bond adjustments, defaulted and/or non-income producing securities, distribution re-designations, contingent payment debt instruments, return of capital distributions received, net operating losses, redemptions in-kind, treasury inflation-protected bonds, premium amortization and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark-to-market, wash sales, premium amortization, trust preferred securities, futures contract mark-to-market, return of capital distributions received and dividends payable. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2021 and 2020 was as follows:

	2021 Distributions			2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$363,707,896	$35,563,095	$399,270,991	$193,309,459	$—	$193,309,459
Credit Income Fund	779,271	—	779,271	—	—	—
Global Allocation Fund	26,444,526	229,409,750	255,854,276	18,191,927	73,767,977	91,959,904
Growth Fund	24,536,652	508,298,281	532,834,933	44,589,045	207,940,673	252,529,718
Intermediate Duration Bond Fund	12,774,431	1,137,809	13,912,240	6,686,899	27,607	6,714,506
Limited Term Government and Agency Fund	8,302,317	—	8,302,317	13,057,788	—	13,057,788

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

|  112

Notes to Financial Statements (continued)

September 30, 2021

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$1,853,128	$61,261	$17,822,376	$38,619,525	$684,715	$527,209
Undistributed long-term capital gains	17,404,702	—	331,575,389	626,991,994	1,181,959	—

Total undistributed earnings	19,257,830	61,261	349,397,765	665,611,519	1,866,674	527,209

Capital loss carryforward:
Short-term:
No expiration date	—	—	—	—	—	(183,761)
Long-term:
No expiration date	—	—	—	—	—	(28,753,709)

Total capital loss carryforward	—	—	—	—	—	(28,937,470)

Unrealized appreciation	109,607,278	466,992	1,064,731,300	6,566,894,325	1,319,190	1,454,948

Total accumulated earnings (losses)	$128,865,108	$528,253	$1,414,129,065	$7,232,505,844	$3,185,864	$(26,955,313)

Capital loss carryforward utilized in the current year	$—	$—	$—	$—	$—	$1,601,626

As of September 30, 2021, unrealized appreciation (depreciation) as a component of distributable earnings was approximately as follows:

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Unrealized appreciation (depreciation) Investments	$119,996,463	$466,992	$1,069,206,190	$6,566,902,714	$1,319,190	$1,454,948
Foreign currency translations	(10,389,185)	—	(4,474,890)	(8,389)	—	—

Total unrealized appreciation	$109,607,278	$466,992	$1,064,731,300	$6,566,894,325	$1,319,190	$1,454,948

As of September 30, 2021, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$9,421,782,953	$24,724,168	$3,788,579,816	$7,192,401,216	$385,528,414	$1,030,474,032

Gross tax appreciation	$195,686,915	$668,426	$1,123,111,729	$6,704,831,604	$4,080,617	$8,474,375
Gross tax depreciation	(86,010,959)	(201,434)	(55,790,094)	(137,928,890)	(2,761,427)	(7,019,427)

Net tax appreciation	$109,675,956	$466,992	$1,067,321,635	$6,566,902,714	$1,319,190	$1,454,948

The difference between these amounts and those reported in the preceding table, if any, are primarily attributable to capital gains taxes and foreign exchange gains or losses.

j.  Senior Loans.  Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule

113  |

Notes to Financial Statements (continued)

September 30, 2021

applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

k.  Collateralized Loan Obligations.  Each Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Due to/from Brokers.  Transactions and positions in certain futures, forward foreign currency contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Core Plus Bond Fund represents cash pledged as collateral for delayed delivery securities. The due from brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash pledged as collateral for forward foreign currency contracts and as initial margin for futures contracts. The due from brokers balance in the Statements of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. The due to brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

n.  Securities Lending.  Each Fund, except Credit Income Fund, has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2021, none of the Funds had loaned securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

p.  New Accounting Pronouncement.  In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments

|  114

Notes to Financial Statements (continued)

September 30, 2021

offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2021, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$—	$14,461,109	$1,001,922	(b)	$15,463,031
All Other Non-Convertible Bonds(a)	—	8,078,181,424	—		8,078,181,424

Total Non-Convertible Bonds	—	8,092,642,533	1,001,922		8,093,644,455

Municipals(a)	—	14,837,710	—		14,837,710

Total Bonds and Notes	—	8,107,480,243	1,001,922		8,108,482,165

Senior Loans(a)	—	452,424,697	—		452,424,697
Short-Term Investments	—	970,552,047	—		970,552,047

Total	$—	$9,530,456,987	$1,001,922		$9,531,458,909

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

115  |

Notes to Financial Statements (continued)

September 30, 2021

Credit Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$23,104,104	$—	$23,104,104
Collateralized Loan Obligations	—	751,332	—	751,332
Preferred Stocks
Banking	262,921	—	—	262,921
Food & Beverage	—	165,449	—	165,449
Wireless	—	282,692	—	282,692

Total Preferred Stocks	262,921	448,141	—	711,062

Short-Term Investments	—	624,662	—	624,662

Total Investments	262,921	24,928,239	—	25,191,160

Futures Contracts (unrealized appreciation)	35,718	—	—	35,718

Total	$298,639	$24,928,239	$—	$25,226,878

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Global Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$38,033,194	$—	$38,033,194
Hong Kong	—	33,342,052	—	33,342,052
India	—	57,516,834	—	57,516,834
Japan	—	62,870,911	—	62,870,911
Netherlands	—	171,573,864	—	171,573,864
Sweden	—	56,603,634	—	56,603,634
Taiwan	—	105,726,810	—	105,726,810
United Kingdom	129,717,902	33,183,893	—	162,901,795
All Other Common Stocks(a)	2,643,302,915	—	—	2,643,302,915

Total Common Stocks	2,773,020,817	558,851,192	—	3,331,872,009

Bonds and Notes(a)	—	1,474,992,800	—	1,474,992,800
Senior Loans(a)	—	1,932,985	—	1,932,985
Preferred Stocks(a)	1,930,072	—	—	1,930,072
Short-Term Investments	—	45,159,597	—	45,159,597

Total Investments	2,774,950,889	2,080,936,574	—	4,855,887,463

Forward Foreign Currency Contracts (unrealized appreciation)	—	962,249	—	962,249
Futures Contracts (unrealized appreciation)	668,147	—	—	668,147

Total	$2,775,619,036	$2,081,898,823	$—	$4,857,517,859

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(5,685,114)	$—	$(5,685,114)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  116

Notes to Financial Statements (continued)

September 30, 2021

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$13,628,452,696	$—	$—	$13,628,452,696
Short-Term Investments	—	130,851,234	—	130,851,234

Total	$13,628,452,696	$130,851,234	$—	$13,759,303,930

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Other	$—	$4,704,329	$564,912	(b)	$5,269,241
Collateralized Mortgage Obligations	—	4,997,129	531	(c)	4,997,660
All Other Bonds and Notes(a)	—	354,719,986	—		354,719,986

Total Bonds and Notes	—	364,421,444	565,443		364,986,887

Short-Term Investments	—	21,860,717	—		21,860,717

Total Investments	—	386,282,161	565,443		386,847,604

Futures Contracts (unrealized appreciation)	122,751	—	—		122,751

Total	$122,751	$386,282,161	$565,443		$386,970,355

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(119,528)	$—	$—		$(119,528)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$140,149,752	$4,629,151	(b)	$144,778,903
All Other Bonds and Notes(a)	—	846,005,956	—		846,005,956

Total Bonds and Notes	—	986,155,708	4,629,151		990,784,859

Short-Term Investments	—	41,144,121	—		41,144,121

Total	$—	$1,027,299,829	$4,629,151		$1,031,928,980

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

117  |

Notes to Financial Statements (continued)

September 30, 2021

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2020 and/or September 30, 2021:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$27,065		$—	$—	$—	$—	$—	$—	$(27,065)	$—	$—
Collateralized Mortgage Obligations	2,280,311		—	(79,147)	59,110	7,083	(4,521,397)	3,255,962	—	1,001,922	36,575
Common Stocks
Oil, Gas & Consumable Fuels	—	(a)	—	(429,948)	429,948	—	—	—	—	—	—

Total	$2,307,376		$—	$(509,095)	$489,058	$7,083	$(4,521,397)	$3,255,962	$(27,065)	$1,001,922	$36,575

(a)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 Inputs.

A debt security valued at $27,065 was transferred from Level 3 to Level 2 during the period ended September 30, 2021. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2021, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $3,255,962 was transferred from Level 2 to Level 3 during the period ended September 30, 2021. At September 30, 2020, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2021, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Global Allocation Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Preferred Stocks
United States	$—	(a)	$—	$(457,096)	$457,096	$—	$—	$—	$—	$—	$—

(a)	Includes securities fair valued at zero by the Fund’s adviser using Level 3 Inputs.

|  118

Notes to Financial Statements (continued)

September 30, 2021

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
ABS Home Equity	$3,643	$—	$—	$—	$—	$—	$—	$(3,643)	$—	$—
ABS Other	—	—	—	(14)	564,926	—	—	—	564,912	(14)
Collateralized Mortgage Obligations	4,042	—	(41)	38	—	(3,508)	—	—	531	1

Total	$7,685	$—	$(41)	$24	$564,926	$(3,508)	$—	$(3,643)	$565,443	$(13)

A debt security valued at $3,643 was transferred from Level 3 to Level 2 during the period ended September 30, 2021. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2021, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
Collateralized Mortgage Obligations	$2,501,798	$—	$(76,513)	$(74,902)	$474	$(2,607,532)	$4,885,826	$—	$4,629,151	$(90,208)

Debt securities valued at $4,885,826 were transferred from Level 2 to Level 3 during the period ended September 30, 2021. At September 30, 2020, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2021, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund used during the period include forward foreign currency contracts and futures contracts.

Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed income securities with longer maturities or durations, as compared to investing in fixed income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Funds may also use futures contracts to gain investment exposure. During the year ended September 30, 2021, Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund each used futures contracts to manage duration.

119  |

Notes to Financial Statements (continued)

September 30, 2021

Global Allocation Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2021, Global Allocation Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The following is a summary of derivative instruments for Credit Income Fund as of September 30, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$35,718

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Credit Income Fund during the year ended September 30, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(35,988)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$35,718

The following is a summary of derivative instruments for Global Allocation Fund as of September 30, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]
Over-the-counter asset derivatives
Foreign exchange contracts	$962,249	$—

Exchange-traded asset derivatives
Interest rate contracts	—	668,147

Total asset derivatives	$962,249	$668,147

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(5,685,114)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

|  120

Notes to Financial Statements (continued)

September 30, 2021

Transactions in derivative instruments for Global Allocation Fund during the year ended September 30, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$(617,791)
Foreign exchange contracts	(10,850,551)	—

Total	$(10,850,551)	$(617,791)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$640,419
Foreign exchange contracts	(6,734,696)	—

Total	$(6,734,696)	$640,419

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$122,751

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(119,528)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(121,824)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(9,936)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

121  |

Notes to Financial Statements (continued)

September 30, 2021

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets for Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2021:

Credit Income Fund		Futures
Average Notional Amount Outstanding		3.11%
Highest Notional Amount Outstanding		10.20%
Lowest Notional Amount Outstanding		0.00%
Notional Amount Outstanding as of September 30, 2021		9.31%

Global Allocation Fund	Forwards	Futures
Average Notional Amount Outstanding	11.44%	0.35%
Highest Notional Amount Outstanding	12.10%	0.73%
Lowest Notional Amount Outstanding	10.98%	0.13%
Notional Amount Outstanding as of September 30, 2021	11.39%	0.71%

Intermediate Duration Bond Fund		Futures
Average Notional Amount Outstanding		6.96%
Highest Notional Amount Outstanding		7.78%
Lowest Notional Amount Outstanding		6.45%
Notional Amount Outstanding as of September 30, 2021		6.86%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2021, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Allocation Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$545,571	$(84,980)	$460,591	$(340,000)	$120,591
Citibank, N.A.	206,797	—	206,797	(206,797)	—
Credit Suisse International	63,416	(63,416)	—	—	—
Morgan Stanley Capital Services, Inc.	132,477	(132,477)	—	—	—
UBS AG	13,988	(13,988)	—	—	—

	$962,249	$(294,861)	$667,388	$(546,797)	$120,591

|  122

Notes to Financial Statements (continued)

September 30, 2021

Global Allocation Fund (continued)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(84,980)	$84,980	$—	$—	$—
Credit Suisse International	(1,455,112)	63,416	(1,391,696)	720,000	(671,696)
HSBC Bank USA	(395,609)	—	(395,609)	280,000	(115,609)
Morgan Stanley Capital Services, Inc.	(3,733,387)	132,477	(3,600,910)	3,070,238	(530,672)
UBS AG	(16,026)	13,988	(2,038)	—	(2,038)

	$(5,685,114)	$294,861	$(5,390,253)	$4,070,238	$(1,320,015)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2021:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Credit Income Fund	$49,975	$49,975
Global Allocation Fund	6,134,783	1,222,887
Intermediate Duration Bond Fund	178,033	178,033

Net loss amount reflects cash received as collateral for Global Allocation Fund of $590,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2021, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$20,291,804,025	$20,573,833,094	$2,663,253,287	$2,209,505,691
Credit Income Fund	5,006,734	1,968,936	9,171,608	11,974,553
Global Allocation Fund	216,720,089	320,823,736	1,951,666,485	1,687,345,272
Growth Fund	—	—	1,093,709,010	1,225,021,327
Intermediate Duration Bond Fund	151,175,130	85,701,398	253,881,999	262,679,520
Limited Term Government and Agency Fund	2,444,459,052	2,377,207,451	30,265,463	23,520,661

123  |

Notes to Financial Statements (continued)

September 30, 2021

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $500 million	Next $1 billion	Next $2 billion	Over $4 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1875%	0.1875%	0.1500%	0.1500%
Credit Income Fund	0.4200%	0.4200%	0.4200%	0.4200%	0.4200%	0.4200%
Global Allocation Fund	0.7500%	0.7500%	0.7500%	0.7500%	0.7300%	0.7000%
Growth Fund	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3250%	0.3250%	0.3000%	0.2500%	0.2500%	0.2500%

Prior to July 1, 2021, Global Allocation Fund and Limited Term Government and Agency Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
Global Allocation Fund	0.7500%	0.7500%	0.7300%
Limited Term Government and Agency Fund	0.3250%	0.3000%	0.3000%

Natixis Advisors, LLC (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2022, except for Limited Term Government and Agency Fund which is in effect until January 31, 2023, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

|  124

Notes to Financial Statements (continued)

September 30, 2021

For the year ended September 30, 2021 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.75%	1.50%	0.45%	0.50%
Credit Income Fund	0.82%	1.57%	0.52%	0.57%
Global Allocation Fund	1.25%	2.00%	0.95%	1.00%
Growth Fund	1.25%	2.00%	0.95%	1.00%
Intermediate Duration Bond Fund	0.65%	1.40%	0.35%	0.40%
Limited Term Government and Agency Fund	0.70%	1.45%	0.40%	0.45%

Prior to July 1, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Limited Term Government and Agency Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Limited Term Government and Agency Fund	0.75%	1.50%	0.45%	0.50%

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2021, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$14,804,843	$—	$14,804,843	0.16%	0.16%
Credit Income Fund	109,063	109,063	—	0.42%	—%
Global Allocation Fund	33,980,508	—	33,980,508	0.74%	0.74%
Growth Fund	65,539,656	—	65,539,656	0.50%	0.50%
Intermediate Duration Bond Fund	893,605	169,115	724,490	0.25%	0.20%
Limited Term Government and Agency Fund	3,243,640	—	3,243,640	0.31%	0.31%

For the year ended September 30, 2021, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Credit Income Fund	$2,582	$35	$—	$701	$3,318
Limited Term Government and Agency Fund	17,410	1,490	—	42,321	61,221

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2022.

In addition, Loomis Sayles reimbursed non-class specific expenses of Credit Income Fund in the amount of $35,465. Expense reimbursements are subject to possible recovery until September 30, 2022.

For the year ended September 30, 2021, the advisory administration fees for Core Plus Bond Fund were $14,804,843 (effective rate of 0.16% of average daily net assets).

No expenses were recovered for any of the Funds during the year ended September 30, 2021 under the terms of the expense limitation agreements.

125  |

Notes to Financial Statements (continued)

September 30, 2021

b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2021, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Core Plus Bond Fund	$1,737,291	$295,009	$885,027
Credit Income Fund	191	3	8
Global Allocation Fund	1,734,474	1,288,767	3,866,302
Growth Fund	4,188,567	332,219	996,656
Intermediate Duration Bond Fund	51,861	1,133	3,398
Limited Term Government and Agency Fund	722,768	57,697	173,090

For the year ended September 30, 2021, Natixis Distribution refunded Limited Term Government and Agency Fund $17,234 of prior year Class A service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees.   Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2021, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$4,007,984
Credit Income Fund	11,116
Global Allocation Fund	1,972,813
Growth Fund	5,608,769
Intermediate Duration Bond Fund	152,980
Limited Term Government and Agency Fund	445,799

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to

|  126

Notes to Financial Statements (continued)

September 30, 2021

Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2021, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$5,273,250
Credit Income Fund	7
Global Allocation Fund	3,089,988
Growth Fund	8,279,948
Intermediate Duration Bond Fund	260,810
Limited Term Government and Agency Fund	568,606

As of September 30, 2021, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$64,591
Credit Income Fund	5
Global Allocation Fund	57,346
Growth Fund	98,926
Intermediate Duration Bond Fund	3,327
Limited Term Government and Agency Fund	13,868

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2021, were as follows:

Fund	Commissions
Core Plus Bond Fund	$52,059
Global Allocation Fund	198,188
Growth Fund	81,590
Limited Term Government and Agency Fund	79,062

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral

127  |

Notes to Financial Statements (continued)

September 30, 2021

accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.   Affiliated Ownership.   As of September 30, 2021, the percentage of each Fund’s net assets owned by affiliates is as follows:

Core Plus Bond Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.10%

Credit Income Fund
Natixis and Affiliates	99.63%
Loomis Sayles Employees	0.04%

Global Allocation Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.54%

Growth Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.69%
Loomis Sayles Funded Pension Plan and Trust	0.08%

Intermediate Duration Bond Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.81%

Limited Term Government and Agency Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.19%
Loomis Sayles Distribution	0.12%
Natixis Sustainable Future 2015 Fund	0.05%
Natixis Sustainable Future 2020 Fund	0.04%
Natixis Sustainable Future 2025 Fund	0.06%
Natixis Sustainable Future 2030 Fund	0.07%
Natixis Sustainable Future 2035 Fund	0.05%
Natixis Sustainable Future 2040 Fund	0.02%
Natixis Sustainable Future 2045 Fund	0.02%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Credit Income Fund, Intermediate Duration Bond Fund and Limited Term Government and Agency Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2022 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2021, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Credit Income Fund	$975
Intermediate Duration Bond Fund	1,047
Limited Term Government and Agency Fund	1,392

7.  Custodian Fees and Expenses.  State Street Bank, custodian to the Funds, has agreed to waive custodian fees and certain other expenses for the first 12 months of operations for Credit Income Fund. For the period ended September 30, 2021, total fees waived for the Fund were $19,346 (which are reflected in the Statements of Operations as part of waiver and/or expense reimbursement).

|  128

Notes to Financial Statements (continued)

September 30, 2021

8.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2021, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	$584,734	$97,697	$10,006	$4,898,012
Credit Income Fund	2,583	35	975	701
Global Allocation Fund	513,456	381,942	3,514	2,280,097
Growth Fund	1,221,765	97,087	3,158	7,735,478
Intermediate Duration Bond Fund	16,461	359	1,047	252,867
Limited Term Government and Agency Fund	251,884	19,681	1,392	604,335

9.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 8, 2021, each Fund, except for Credit Income Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended September 30, 2021, none of the Funds had borrowings under this agreement.

10.  Risk.  Global Allocation Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Core Plus Bond Fund and Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

129  |

Notes to Financial Statements (continued)

September 30, 2021

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Growth Fund	2	18.61%
Intermediate Duration Bond Fund	3	63.08%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	29,816,749	$411,705,864	17,898,810	$246,212,136
Issued in connection with the reinvestment of distributions	1,418,984	19,617,302	648,421	8,793,629
Redeemed	(20,094,174)	(276,883,383)	(16,819,374)	(227,319,033)

Net change	11,141,559	$154,439,783	1,727,857	$27,686,732

Class C
Issued from the sale of shares	1,270,632	$17,680,906	2,130,053	$29,237,104
Issued in connection with the reinvestment of distributions	267,935	3,719,298	119,932	1,623,298
Redeemed	(3,908,443)	(53,805,611)	(4,925,789)	(67,833,185)

Net change	(2,369,876)	$(32,405,407)	(2,675,804)	$(36,972,783)

Class N
Issued from the sale of shares	74,310,781	$1,036,339,256	84,014,957	$1,156,522,813
Issued in connection with the reinvestment of distributions	7,758,533	108,261,976	4,691,629	64,237,460
Redeemed	(83,980,462)	(1,169,430,230)	(62,741,955)	(854,510,574)
Redeemed in-kind (Note 13)	—	—	(32,463,709)	(456,764,389)

Net change	(1,911,148)	$(24,828,998)	(6,499,078)	$(90,514,690)

Class Y
Issued from the sale of shares	165,904,514	$2,311,069,290	190,014,284	$2,636,656,671
Issued in connection with the reinvestment of distributions	15,514,659	216,562,574	6,961,003	95,521,951
Redeemed	(118,855,676)	(1,651,141,438)	(96,927,942)	(1,324,095,811)
Redeemed in-kind (Note 13)	(77,281,925)	(1,057,989,549)	—	—

Net change	(14,718,428)	$(181,499,123)	100,047,345	$1,408,082,811

Increase (decrease) from capital share transactions	(7,857,893)	$(84,293,745)	92,600,320	$1,308,282,070

|  130

Notes to Financial Statements (continued)

September 30, 2021

12.  Capital Shares (continued).

	Year Ended September 30, 2021		Period Ended September 30, 2020(a)
Credit Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,583	$87,178	100	$1,000
Issued in connection with the reinvestment of distributions	215	2,194	—	—

Net change	8,798	$89,372	100	$1,000

Class C
Issued from the sale of shares	—	$—	100	$1,000
Issued in connection with the reinvestment of distributions	2	20	—	—

Net change	2	$20	100	$1,000

Class N
Issued from the sale of shares	—	$—	2,500,000	$25,000,000
Issued in connection with the reinvestment of distributions	70,365	717,264	—	—
Redeemed	(136,187)	(1,400,000)	—	—

Net change	(65,822)	$(682,736)	2,500,000	$25,000,000

Class Y
Issued from the sale of shares	1,992	$20,000	100	$1,000
Issued in connection with the reinvestment of distributions	63	641	—	—

Net change	2,055	$20,641	100	$1,000

Increase (decrease) from capital share transactions	(54,967)	$(572,703)	2,500,300	$25,003,000

(a)	From commencement of operations on September 29, 2020 through September 30, 2020.

	Year Ended September 30, 2021		Year Ended September 30, 2020
Global Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,524,893	$180,992,665	9,934,108	$244,510,222
Issued in connection with the reinvestment of distributions	920,421	24,308,308	408,536	10,037,738
Redeemed	(6,008,771)	(165,998,676)	(5,288,773)	(125,525,882)

Net change	1,436,543	$39,302,297	5,053,871	$129,022,078

Class C
Issued from the sale of shares	3,263,944	$88,556,205	5,429,302	$129,254,637
Issued in connection with the reinvestment of distributions	874,791	22,762,056	335,475	8,148,688
Redeemed	(5,108,914)	(139,833,825)	(7,501,444)	(180,254,496)

Net change	(970,179)	$(28,515,564)	(1,736,667)	$(42,851,171)

Class N
Issued from the sale of shares	2,841,756	$79,949,134	2,473,848	$60,506,193
Issued in connection with the reinvestment of distributions	538,052	14,290,673	229,737	5,672,201
Redeemed	(1,348,272)	(37,935,362)	(1,170,090)	(28,432,814)

Net change	2,031,536	$56,304,445	1,533,495	$37,745,580

Class Y
Issued from the sale of shares	28,068,845	$781,608,888	39,782,349	$960,786,370
Issued in connection with the reinvestment of distributions	5,159,028	137,075,378	1,901,677	46,971,422
Redeemed	(20,980,436)	(585,757,015)	(21,963,125)	(519,151,329)

Net change	12,247,437	$332,927,251	19,720,901	$488,606,463

Increase from capital share transactions	14,745,337	$400,018,429	24,571,600	$612,522,950

131  |

Notes to Financial Statements (continued)

September 30, 2021

12.  Capital Shares (continued).

	Year Ended September 30, 2021		Year Ended September 30, 2020
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	14,830,602	$336,860,802	17,054,510	$295,932,287
Issued in connection with the reinvestment of distributions	2,584,797	55,159,560	1,535,788	26,261,967
Redeemed	(15,759,091)	(358,878,253)	(25,287,462)	(430,112,221)

Net change	1,656,308	$33,142,109	(6,697,164)	$(107,917,967)

Class C
Issued from the sale of shares	758,965	$15,406,250	1,233,665	$19,482,505
Issued in connection with the reinvestment of distributions	217,137	4,145,151	120,727	1,870,055
Redeemed	(1,887,469)	(38,343,784)	(2,748,722)	(44,108,509)

Net change	(911,367)	$(18,792,383)	(1,394,330)	$(22,755,949)

Class N
Issued from the sale of shares	9,306,755	$236,713,241	17,025,202	$315,167,287
Issued in connection with the reinvestment of distributions	791,041	18,170,220	728,950	13,354,361
Redeemed	(4,802,896)	(118,776,438)	(17,501,743)	(331,093,667)

Net change	5,294,900	$136,107,023	252,409	$(2,572,019)

Class Y
Issued from the sale of shares	103,087,646	$2,516,764,085	129,418,130	$2,410,503,407
Issued in connection with the reinvestment of distributions	14,341,619	329,570,400	8,337,704	152,830,107
Redeemed	(104,651,246)	(2,564,375,092)	(127,998,579)	(2,403,446,308)

Net change	12,778,019	$281,959,393	9,757,255	$159,887,206

Increase from capital share transactions	18,817,860	$432,416,142	1,918,170	$26,641,271

	Year Ended September 30, 2021		Year Ended September 30, 2020
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	391,289	$4,178,504	324,729	$3,474,978
Issued in connection with the reinvestment of distributions	67,348	722,081	46,350	490,629
Redeemed	(295,471)	(3,162,591)	(592,250)	(6,368,788)

Net change	163,166	$1,737,994	(221,171)	$(2,403,181)

Class C
Issued from the sale of shares	33,975	$362,538	19,815	$211,443
Issued in connection with the reinvestment of distributions	1,594	17,157	773	8,198
Redeemed	(66,527)	(713,206)	(4,252)	(45,689)

Net change	(30,958)	$(333,511)	16,336	$173,952

Class N
Issued from the sale of shares	1,919,981	$20,990,656	8,686	$92,320
Issued in connection with the reinvestment of distributions	73,626	788,205	8,959	94,763
Redeemed	(393,996)	(4,192,408)	(54,098)	(585,173)

Net change	1,599,611	$17,586,453	(36,453)	$(398,090)

Class Y
Issued from the sale of shares	10,808,587	$115,946,231	12,426,531	$132,862,309
Issued in connection with the reinvestment of distributions	1,146,148	12,285,740	557,209	5,914,095
Redeemed	(6,495,177)	(69,613,933)	(6,797,325)	(71,873,949)

Net change	5,459,558	$58,618,038	6,186,415	$66,902,455

Increase from capital share transactions	7,191,377	$77,608,974	5,945,127	$64,275,136

|  132

Notes to Financial Statements (continued)

September 30, 2021

12.  Capital Shares (continued).

	Year Ended September 30, 2021		Year Ended September 30, 2020
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,147,975	$47,644,899	8,119,093	$93,051,564
Issued in connection with the reinvestment of distributions	142,329	1,632,849	294,326	3,364,566
Redeemed	(4,760,500)	(54,613,007)	(9,910,542)	(113,643,142)

Net change	(470,196)	$(5,335,259)	(1,497,123)	$(17,227,012)

Class C
Issued from the sale of shares	1,491,979	$17,130,682	1,390,000	$15,896,924
Issued in connection with the reinvestment of distributions	565	6,501	8,812	100,557
Redeemed	(1,003,816)	(11,516,279)	(1,649,132)	(18,865,977)

Net change	488,728	$5,620,904	(250,320)	$(2,868,496)

Class N
Issued from the sale of shares	647,112	$7,445,249	719,991	$8,232,916
Issued in connection with the reinvestment of distributions	9,104	104,691	12,962	148,889
Redeemed	(474,940)	(5,474,545)	(242,561)	(2,793,313)

Net change	181,276	$2,075,395	490,392	$5,588,492

Class Y
Issued from the sale of shares	31,129,058	$358,564,945	54,197,489	$624,437,973
Issued in connection with the reinvestment of distributions	418,562	4,816,720	574,408	6,596,941
Redeemed	(29,381,773)	(338,427,397)	(35,196,219)	(404,652,972)

Net change	2,165,847	$24,954,268	19,575,678	$226,381,942

Increase from capital share transactions	2,365,655	$27,315,308	18,318,627	$211,874,926

13.   Redemption In-Kind.   In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes and are re-classified from realized gain (loss) to paid-in-capital. Core Plus Bond Fund realized a gain of $31,368,945 on redemptions-in-kind during the year ended September 30, 2021. This amount is included in realized gain (loss) on the Statements of Operations.

133  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Funds Trust I and Shareholders of Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Credit Income Fund and Loomis Sayles Core Plus Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Intermediate Duration Bond Fund (one of the funds constituting Loomis Sayles Funds I), Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund, Loomis Sayles Limited Term Government and Agency Fund and Loomis Sayles Credit Income Fund (four of the funds constituting Loomis Sayles Funds II), and Loomis Sayles Core Plus Bond Fund (the fund constituting Natixis Funds Trust I) (hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2021

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

|  134

2021 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.   For the fiscal year ended September 30, 2021, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Credit Income Fund	2.31%
Global Allocation Fund	53.99%
Growth Fund	100.00%

Capital Gains Distributions.   Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2021, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond Fund	$35,563,095
Global Allocation Fund	229,409,750
Growth Fund	508,298,281
Intermediate Duration Bond Fund	1,137,809

Qualified Dividend Income.   For the fiscal year ended September 30, 2021, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Credit Income Fund
Global Allocation Fund
Growth Fund

135  |

Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the Trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  136

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

137  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

54

Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); formerly, Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

|  138

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)

Trustee since 2011

President and Chief Executive Officer of Natixis Funds Trust I; Chief Executive Officer of Loomis Sayles Funds II since 2015; President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008

		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer Chief Legal Officer	Since May 2021 Since July 2021	Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

139  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Martin T. Meehan, Ms. Maureen Mitchell, Mr. James Palermo, Mr. Peter Smail, and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/19-9/30/20	10/1/20-9/30/21	10/1/19-9/30/20	10/1/20-9/30/21	10/1/19-9/30/20	10/1/20-9/30/21	10/1/19-9/30/20	10/1/20-9/30/21
Loomis Sayles Core Plus Bond Fund	$44,643	$44,643	$1,311	$1,706	$8,104	$8,104	$—	$—

1.	Audit-related fees consist of:

2020 & 2021—performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2020 & 2021—review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2020 and 2021 were $9,415 and $9,810, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/19-9/30/20	10/1/20-9/30/21	10/1/19-9/30/20	10/1/20-9/30/21	10/1/19-9/30/20	10/1/20-9/30/21
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/19-9/30/20	10/1/20-9/30/21
Control Affiliates	$1,646	$972

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

	(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 22, 2021

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and Accounting Officer
Date:	November 22, 2021